NATIONWIDE

VARIABLE

ACCOUNT

Annual Report

To

Contract Owners

December 31, 2022

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

KPMG LLP
Suite 500 191 West Nationwide Blvd.
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nationwide Life Insurance Company and

Contract Owners of Nationwide Variable Account:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide Variable Account (the Separate Account), as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/     KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 3, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2022, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

ABERDEEN FUNDS

Aberdeen Global Absolute Return Strategies Fund - Institutional Service Class (ADGFIS)

Aberdeen U.S. Sustainable Leaders Fund - Institutional Service Class (ADUES)

Aberdeen U.S. Small Cap Equity Fund - Class A (PRSCA)

ALLSPRING GLOBAL INVESTMENTS

Allspring Common Stock Fund - Class A (SACSA)

Allspring Growth Fund - Class A (SGRA)

Allspring Special Large Cap Value Fund - Administrative Class (WFAIVD)(1)

Allspring Discovery Mid Cap Growth Fund - Class A (WFENAD) (1)

Allspring Large Cap Core Fund - Class A (WFLCCA)

Allspring Large Cap Growth Fund - Class A (WFLGA)

AMERICAN CENTURY INVESTMENTS

American Century Disciplined Core Value Fund - Class A (ACIGA)

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class II (ACVI2)

American Century Short-Term Government Fund: Investor Class (BSTG)

American Century Disciplined Core Value Fund - Investor Class (IGF)

American Century Growth Fund: Investor Class (TCG)

American Century International Growth Fund: Class A (TCIGA)

American Century International Growth Fund: Investor Class (TCIGR)

American Century Ultra(R) Fund: Investor Class (TCUL)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Appreciation Fund, Inc. - Investor Shares (DAF)

BNY Mellon Core Plus Fund - Class A (DMICPA)

BNY Mellon Balanced Opportunity Fund - Class Z (DPBOZ)

BNY Mellon Opportunistic Small Cap Fund - Investor Shares (DROSC)

BNY Mellon S&P 500 Index Fund (DSPI)

BNY Mellon Sustainable U.S. Equity Fund, Inc. - Class Z (DTC)

DELAWARE FUNDS BY MACQUARIE

Delaware High-Yield Opportunities Fund: Institutional Class (DWHYOI)

FEDERATED HERMES, INC.

Federated Hermes Corporate Bond Fund - Class F Shares (FBDF)

Federated Hermes Equity Income Fund - Class F Shares (FEQIF)

Federated Hermes Opportunistic High Yield Bond Fund - Service Shares (FHYT)

Federated Hermes Intermediate Corporate Bond Fund: Service Shares (FIIF)

FIDELITY INVESTMENTS

Fidelity Advisor Balanced Fund - Class M (FAB)

Fidelity Advisor Balanced Fund: Class A (FABA)

Fidelity Advisor Equity Growth Fund: Class A (FAEGA)

Fidelity Advisor Equity Income Fund - Class M (FAEI)

Fidelity Advisor Equity Income Fund: Class A (FAEIA)

Fidelity Advisor Growth Opportunities Fund - Class M (FAGO)

Fidelity Advisor Growth Opportunities Fund: Class A (FAGOA)

Fidelity Advisor High Income Advantage Fund - Class M (FAHY)

Fidelity Asset Manager 50% (FAM)

Fidelity Advisor Overseas Fund: Class A (FAOA)

Fidelity Capital & Income Fund (FCI)

Fidelity Equity-Income Fund (FEI)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Magellan(R) Fund (FMG)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 (FO2)

Fidelity Puritan Fund (FPR)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Mutual U.S. Mid Cap Value Fund - Class A (FRBSI) (1)

Franklin Small-Mid Cap Growth Fund: Class A (FSCG)

Templeton Foreign Fund - Class A (TFF)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)

Franklin Mutual Series Fund, Inc. - Mutual Shares Fund - Class A (TMSF)

INVESCO INVESTMENTS

Invesco Real Estate Fund: Class A (AREA)

Invesco Small Cap Growth Fund: Investor Class (ASCGI)

Invesco Capital Appreciation Fund - Class A (OCAF)

Invesco Discovery Mid Cap Growth Fund - Class A (ODMCGA)

Invesco Global Fund - Class A (OGF)

Invesco Global Strategic Income Fund - Class A (OSI)

Invesco - Invesco V.I. Global Fund: Series II (OVGSS)

Invesco Equity and Income Fund: Class A (VKEIA)

Invesco Growth and Income Fund: Class A (VKGIA)

IVY INVESTMENTS

Delaware Ivy Small Cap Growth Fund - Class A (WRSCGA)

JANUS HENDERSON INVESTORS

Janus Henderson Forty Fund - Class T (JAFRT)

Janus Henderson Balanced Fund: Class S (JBS)

Janus Henderson Research Fund - Class T (JMERC)

Janus Henderson Overseas Fund - Class S (JOS)

Janus Henderson Global Research Fund - Class T (JWF)

Janus Henderson Global Research Fund - Class S (JWS)

LAZARD FUNDS

Lazard U.S. Small-Mid Cap Equity Portfolio: Open Shares (LSC)

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS Income Fund - Class A (MSI)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Investor Destinations Aggressive Fund: Service Class (IDAS)

Nationwide Investor Destinations Conservative Fund: Service Class (IDCS)

Nationwide Investor Destinations Moderately Aggressive Fund: Service Class (IDMAS)

Nationwide Investor Destinations Moderately Conservative Fund: Service Class (IDMCS)

Nationwide Investor Destinations Moderate Fund: Service Class (IDMS)

Nationwide Government Money Market Fund - Investor Shares (MMF)

Nationwide Government Money Market Fund - Service Class (MMFR)

Nationwide Bond Fund - Institutional Service Class (NBF)

Nationwide Bond Index Fund: Class A (NBIXA)

Nationwide Fund - Institutional Service Class (NF)

Nationwide Fund - Class A (NFA)

Nationwide BNY Mellon Dynamic U.S. Core Fund - Class R6 (NGF)

Nationwide BNY Mellon Dynamic U.S. Core Fund - Class A (NGFA)

Nationwide International Index Fund: Class A (NIIXA)

Nationwide Inflation-Protected Securities Fund - Institutional Service Class (NIPSIS)

Nationwide S&P 500 Index Fund: Service Class (NIXR)

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Mozaic(SM) Multi-Asset Fund: Class II (NJMMA2)

Nationwide Mid Cap Market Index Fund: Class A (NMCIXA)

Nationwide Small Cap Index Fund: Class A (NSCIXA)

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class II (NVMIG6) (1)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Large Cap Growth Fund - Investor Class (NBGF) (1)

Neuberger Berman Genesis Fund - Trust Class (NBGST)

Neuberger Berman Large Cap Growth Fund - Trust Class (NBGT) (1)

Neuberger Berman Large Cap Value Fund - Trust Class (NBPT)

Neuberger Berman Sustainable Equity Fund: Trust Class (NBSRT)

Neuberger Berman - Short Duration Bond Fund - Investor Class (NLMB)

Neuberger Berman Large Cap Value Fund - Investor Class (PF)

PIMCO FUNDS

PIMCO Total Return Fund: Class A (PMTRA)

PUTNAM INVESTMENTS

Putnam Growth Opportunities Fund - Class A (PUGOA)

Putnam International Equity Fund: Class A (PUIGA)

VIRTUS MUTUAL FUNDS

Virtus Tactical Allocation Fund - Class A (VRTAA)

(1)	See Note 1 to the financial statements for the former name of the sub-account.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2022

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
ADGFIS	34,511	$323,154	$314,051	$-	$314,051	$-	$314,051	$314,051	$-	$314,051
ADUES	105,686	1,267,838	1,138,236	-	1,138,236	-	1,138,236	1,138,236	-	1,138,236
PRSCA	37,987	1,190,948	1,062,122	-	1,062,122	38	1,062,084	1,062,084	-	1,062,084
SACSA	91,232	1,806,141	1,401,318	-	1,401,318	23	1,401,295	1,401,295	-	1,401,295
SGRA	23,530	776,747	509,199	-	509,199	8	509,191	509,191	-	509,191
WFAIVD	46,583	603,379	558,992	2	558,994	-	558,994	558,994	-	558,994
WFENAD	3,433	196,188	125,665	-	125,665	19	125,646	125,646	-	125,646
WFLCCA	6,581	110,464	90,424	2	90,426	-	90,426	90,426	-	90,426
WFLGA	63,951	2,713,574	1,933,230	-	1,933,230	5	1,933,225	1,933,225	-	1,933,225
ACIGA	42,445	1,511,604	1,298,386	13	1,298,399	-	1,298,399	1,298,399	-	1,298,399
ACVI2	113,670	1,242,061	1,081,006	-	1,081,006	21	1,080,985	1,080,985	-	1,080,985
BSTG	93,772	895,655	858,953	-	858,953	102	858,851	858,851	-	858,851
IGF	101,408	3,638,137	3,110,190	11	3,110,201	-	3,110,201	3,110,201	-	3,110,201
TCG	142,353	4,790,495	5,057,810	94	5,057,904	-	5,057,904	5,054,969	2,935	5,057,904
TCIGA	3,856	47,422	41,881	-	41,881	11	41,870	41,870	-	41,870
TCIGR	24,021	285,414	259,422	-	259,422	5	259,417	259,417	-	259,417
TCUL	132,760	6,192,702	7,323,019	35	7,323,054	-	7,323,054	7,323,054	-	7,323,054
DAF	66,595	2,254,937	2,410,741	68	2,410,809	-	2,410,809	2,410,809	-	2,410,809
DMICPA	88,675	919,906	799,847	-	799,847	2	799,845	799,845	-	799,845
DPBOZ	24,800	544,850	491,039	-	491,039	9	491,030	491,030	-	491,030
DROSC	1,787	57,704	49,487	30	49,517	-	49,517	49,517	-	49,517
DSPI	311,831	15,754,124	13,602,089	-	13,602,089	21	13,602,068	13,602,068	-	13,602,068
DTC	23,917	300,159	325,031	19	325,050	-	325,050	325,050	-	325,050
DWHYOI	117,235	409,468	383,360	-	383,360	6	383,354	383,354	-	383,354
FBDF	126,433	1,080,109	1,022,844	-	1,022,844	19	1,022,825	1,022,825	-	1,022,825
FEQIF	406	9,351	8,362	-	8,362	10	8,352	8,352	-	8,352
FHYT	236,080	1,575,433	1,385,790	-	1,385,790	45	1,385,745	1,385,745	-	1,385,745
FIIF	23,248	214,412	192,728	-	192,728	28	192,700	192,700	-	192,700
FAB	59,415	1,525,279	1,333,275	10	1,333,285	-	1,333,285	1,333,285	-	1,333,285
FABA	6,755	162,906	149,217	-	149,217	19	149,198	149,198	-	149,198
FAEGA	94,956	1,393,498	1,205,941	-	1,205,941	66	1,205,875	1,205,875	-	1,205,875
FAEI	45,601	1,505,023	1,389,473	-	1,389,473	24	1,389,449	1,389,449	-	1,389,449
FAEIA	47,177	1,504,779	1,387,959	-	1,387,959	8	1,387,951	1,387,951	-	1,387,951
FAGO	42,465	4,564,120	3,695,727	16	3,695,743	-	3,695,743	3,695,743	-	3,695,743
FAGOA	10,822	1,182,938	956,731	-	956,731	93	956,638	956,638	-	956,638
FAHY	43,027	499,140	455,659	-	455,659	37	455,622	455,622	-	455,622
FAM	52,026	1,040,778	921,380	-	921,380	13	921,367	921,367	-	921,367

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2022

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
FAOA	33	824	829	-	829	-	829	829	-	829
FCI	20,671	202,752	186,450	71	186,521	-	186,521	186,521	-	186,521
FEI	74,371	4,401,573	4,740,418	62	4,740,480	-	4,740,480	4,740,480	-	4,740,480
FHIP	100	483	440	-	440	12	428	428	-	428
FMG	585,373	7,288,941	6,257,641	4	6,257,645	-	6,257,645	6,257,645	-	6,257,645
FO2	72,423	1,667,602	1,552,745	-	1,552,745	27	1,552,718	1,552,718	-	1,552,718
FPR	278,146	6,670,959	5,701,996	1	5,701,997	-	5,701,997	5,701,997	-	5,701,997
FRBSI	34,206	1,170,004	1,091,525	3	1,091,528	-	1,091,528	1,091,528	-	1,091,528
FSCG	35,976	1,304,161	993,310	31	993,341	-	993,341	993,341	-	993,341
TFF	66,692	434,407	457,505	-	457,505	-	457,505	457,505	-	457,505
TIF2	86,335	1,172,120	1,050,692	-	1,050,692	14	1,050,678	1,050,678	-	1,050,678
TMSF	125,780	3,305,924	2,835,077	-	2,835,077	191	2,834,886	2,833,876	1,010	2,834,886
AREA	25,939	552,052	425,919	-	425,919	5	425,914	424,957	957	425,914
ASCGI	10,948	309,642	273,822	2	273,824	-	273,824	273,824	-	273,824
OCAF	18,732	1,039,732	888,826	-	888,826	48	888,778	888,778	-	888,778
ODMCGA	192,593	4,024,925	4,011,708	-	4,011,708	29	4,011,679	4,011,679	-	4,011,679
OGF	31,007	2,751,943	2,306,020	4	2,306,024	-	2,306,024	2,306,024	-	2,306,024
OSI	104,324	332,140	318,187	14	318,201	-	318,201	318,201	-	318,201
OVGSS	131,787	5,009,326	3,993,140	-	3,993,140	273	3,992,867	3,988,370	4,497	3,992,867
VKEIA	4,540	47,049	44,588	3	44,591	-	44,591	44,591	-	44,591
VKGIA	43,099	991,888	884,824	-	884,824	161	884,663	882,301	2,362	884,663
WRSCGA	18,918	301,837	203,560	-	203,560	2	203,558	203,558	-	203,558
JAFRT	389,330	13,518,968	13,564,256	2	13,564,258	-	13,564,258	13,564,258	-	13,564,258
JBS	31,843	1,202,243	1,193,807	-	1,193,807	4	1,193,803	1,193,803	-	1,193,803
JMERC	77,097	3,649,629	3,657,470	1	3,657,471	-	3,657,471	3,657,471	-	3,657,471
JOS	783	29,831	31,051	-	31,051	9	31,042	31,042	-	31,042
JWF	17,451	1,010,711	1,375,863	-	1,375,863	1	1,375,862	1,375,862	-	1,375,862
JWS	2,275	190,161	183,004	-	183,004	3	183,001	183,001	-	183,001
LSC	173,747	2,137,508	1,907,746	-	1,907,746	7	1,907,739	1,907,739	-	1,907,739
MSI	108,455	675,817	634,460	-	634,460	-	634,460	634,460	-	634,460
GVDMA	380,386	4,186,539	2,967,007	-	2,967,007	6	2,967,001	2,967,001	-	2,967,001
GVDMC	87,245	867,525	721,516	-	721,516	3	721,513	721,513	-	721,513
GVIDA	194,624	2,224,138	1,683,495	-	1,683,495	2	1,683,493	1,683,493	-	1,683,493
GVIDC	61,208	588,373	533,733	-	533,733	3	533,730	533,730	-	533,730
GVIDM	409,805	4,348,410	3,089,926	-	3,089,926	15	3,089,911	3,089,911	-	3,089,911
IDAS	104,401	904,868	866,527	-	866,527	16	866,511	866,511	-	866,511
IDCS	37,134	361,841	345,717	-	345,717	23	345,694	345,694	-	345,694

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2022

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
IDMAS	307,957	3,056,806	2,596,077	-	2,596,077	11	2,596,066	2,596,066	-	2,596,066
IDMCS	39,618	377,551	359,730	25	359,755	-	359,755	359,755	-	359,755
IDMS	232,816	2,218,931	1,957,979	-	1,957,979	27	1,957,952	1,957,952	-	1,957,952
MMF	4,462,325	4,462,325	4,462,325	-	4,462,325	5	4,462,320	4,462,320	-	4,462,320
MMFR	1,849,169	1,849,169	1,849,169	-	1,849,169	3	1,849,166	1,848,704	462	1,849,166
NBF	113,553	986,822	923,185	-	923,185	71	923,114	923,114	-	923,114
NBIXA	23,155	231,589	219,741	-	219,741	38	219,703	219,703	-	219,703
NF	118,418	2,779,080	2,741,384	-	2,741,384	169	2,741,215	2,741,215	-	2,741,215
NFA	31,007	785,377	739,818	-	739,818	107	739,711	735,404	4,307	739,711
NGF	17,312	176,758	195,457	260	195,717	-	195,717	195,717	-	195,717
NGFA	65,666	708,190	673,730	-	673,730	6	673,724	673,724	-	673,724
NIIXA	560	4,197	4,230	-	4,230	-	4,230	4,230	-	4,230
NIPSIS	127,561	1,273,666	1,150,600	-	1,150,600	11	1,150,589	1,150,589	-	1,150,589
NIXR	255,733	4,103,035	4,651,776	-	4,651,776	36	4,651,740	4,651,740	-	4,651,740
NJMMA2	725	6,552	6,042	-	6,042	4	6,038	6,038	-	6,038
NMCIXA	55,399	852,690	803,836	25	803,861	-	803,861	803,861	-	803,861
NSCIXA	44,675	435,889	431,115	29	431,144	-	431,144	429,933	1,211	431,144
NVMIG6	55,740	395,987	377,357	-	377,357	8	377,349	377,349	-	377,349
NVTIV3	30,354	303,275	318,114	-	318,114	11	318,103	318,103	-	318,103
NBGF	65,932	1,202,759	1,263,919	-	1,263,919	27	1,263,892	1,263,892	-	1,263,892
NBGST	96,499	5,559,033	5,230,249	-	5,230,249	160	5,230,089	5,224,385	5,704	5,230,089
NBGT	8,150	149,031	155,494	-	155,494	10	155,484	155,484	-	155,484
NBPT	471	21,913	20,352	46	20,398	-	20,398	20,398	-	20,398
NBSRT	21,072	920,661	736,062	-	736,062	50	736,012	736,012	-	736,012
NLMB	47,568	358,173	334,879	-	334,879	37	334,842	334,842	-	334,842
PF	62,917	1,951,462	2,711,707	-	2,711,707	14	2,711,693	2,711,693	-	2,711,693
PMTRA	105,748	1,096,530	894,628	-	894,628	19	894,609	894,609	-	894,609
PUGOA	2,126	99,013	80,759	-	80,759	-	80,759	80,759	-	80,759
PUIGA	257	5,888	5,549	6	5,555	-	5,555	5,555	-	5,555
VRTAA	46,469	470,765	405,206	-	405,206	104	405,102	405,102	-	405,102

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).
**

For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2022, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2022

Investment Activity*:	ADGFIS	ADUES	PRSCA	SACSA	SGRA	WFAIVD	WFENAD	WFLCCA
Reinvested dividends	$-	-	-	-	-	5,927	-	759
Mortality and expense risk charges (note 2)	(4,341)	(16,674)	(16,222)	(19,317)	(7,234)	(7,460)	(2,065)	(1,202)

Net investment income (loss)	(4,341)	(16,674)	(16,222)	(19,317)	(7,234)	(1,533)	(2,065)	(443)

Realized gain (loss) on investments	(27,442)	(162,701)	(86,588)	(11,671)	(19,796)	(3,171)	1,408	(1,145)
Change in unrealized gain (loss) on investments	(9,243)	(285,713)	(446,324)	(531,935)	(341,990)	(86,264)	(92,522)	(24,090)

Net gain (loss) on investments	(36,685)	(448,414)	(532,912)	(543,606)	(361,786)	(89,435)	(91,114)	(25,235)

Reinvested capital gains	-	4,368	60,437	211,570	35,146	40,327	-	9,147

Net increase (decrease) in contract owners’ equity resulting from operations	$(41,026)	(460,720)	(488,697)	(351,353)	(333,874)	(50,641)	(93,179)	(16,531)

Investment Activity*:	WFLGA	ACIGA	ACVI2	BSTG	IGF	TCG	TCIGA	TCIGR
Reinvested dividends	$-	22,140	14,827	12,939	60,348	-	245	1,670
Mortality and expense risk charges (note 2)	(28,728)	(17,962)	(14,875)	(10,955)	(44,845)	(79,331)	(580)	(3,579)

Net investment income (loss)	(28,728)	4,178	(48)	1,984	15,503	(79,331)	(335)	(1,909)

Realized gain (loss) on investments	(31,950)	(1,018)	6,081	(2,493)	(80,809)	131,750	(718)	(1,419)
Change in unrealized gain (loss) on investments	(1,072,073)	(241,784)	(568,489)	(45,886)	(485,203)	(2,866,152)	(15,647)	(95,526)

Net gain (loss) on investments	(1,104,023)	(242,802)	(562,408)	(48,379)	(566,012)	(2,734,402)	(16,365)	(96,945)

Reinvested capital gains	202,356	-	176,108	-	-	248,127	969	5,746

Net increase (decrease) in contract owners’ equity resulting from operations	$(930,395)	(238,624)	(386,348)	(46,395)	(550,509)	(2,565,606)	(15,731)	(93,108)

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2022

Investment Activity*:	TCUL	DAF	DMICPA	DPBOZ	DROSC	DSPI	DTC	DWHYOI
Reinvested dividends	$-	14,386	28,037	6,047	-	172,985	1,881	28,364
Mortality and expense risk charges (note 2)	(113,079)	(34,440)	(13,094)	(6,851)	(746)	(194,539)	(4,595)	(6,485)

Net investment income (loss)	(113,079)	(20,054)	14,943	(804)	(746)	(21,554)	(2,714)	21,879

Realized gain (loss) on investments	469,206	8,892	(11,925)	3,547	(267)	36,920	6,000	(45,131)
Change in unrealized gain (loss) on investments	(4,707,073)	(861,222)	(174,910)	(127,870)	(12,291)	(4,714,429)	(142,880)	(47,261)

Net gain (loss) on investments	(4,237,867)	(852,330)	(186,835)	(124,323)	(12,558)	(4,677,509)	(136,880)	(92,392)

Reinvested capital gains	506,682	192,286	-	23,183	1,928	1,260,009	35,655	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(3,844,264)	(680,098)	(171,892)	(101,944)	(11,376)	(3,439,054)	(103,939)	(70,513)

Investment Activity*:	FBDF	FEQIF	FHYT	FIIF	FAB	FABA	FAEGA	FAEI
Reinvested dividends	$43,232	90	76,040	4,520	9,974	1,611	-	21,912
Mortality and expense risk charges (note 2)	(16,712)	(114)	(19,652)	(2,641)	(17,611)	(1,964)	(16,046)	(18,145)

Net investment income (loss)	26,520	(24)	56,388	1,879	(7,637)	(353)	(16,046)	3,767

Realized gain (loss) on investments	(162,124)	(135)	(11,330)	(2,487)	110,699	41,068	269,948	67,061
Change in unrealized gain (loss) on investments	(112,276)	(1,178)	(277,298)	(24,344)	(490,761)	(79,403)	(730,085)	(212,641)

Net gain (loss) on investments	(274,400)	(1,313)	(288,628)	(26,831)	(380,062)	(38,335)	(460,137)	(145,580)

Reinvested capital gains	-	489	6,425	-	52,261	6,193	27,553	51,156

Net increase (decrease) in contract owners’ equity resulting from operations	$(247,880)	(848)	(225,815)	(24,952)	(335,438)	(32,495)	(448,630)	(90,657)

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2022

Investment Activity*:	FAEIA	FAGO	FAGOA	FAHY	FAM	FAOA	FCI	FEI
Reinvested dividends	$26,633	-	-	19,246	20,976	3	8,886	91,912
Mortality and expense risk charges (note 2)	(18,180)	(59,245)	(15,054)	(6,140)	(13,160)	(9)	(2,596)	(65,860)

Net investment income (loss)	8,453	(59,245)	(15,054)	13,106	7,816	(6)	6,290	26,052

Realized gain (loss) on investments	52,399	683,994	(53,533)	32,484	102,711	303	2,013	189,528
Change in unrealized gain (loss) on investments	(198,721)	(3,257,638)	(627,632)	(125,104)	(351,765)	(535)	(45,536)	(699,946)

Net gain (loss) on investments	(146,322)	(2,573,644)	(681,165)	(92,620)	(249,054)	(232)	(43,523)	(510,418)

Reinvested capital gains	52,840	-	-	15,220	38,731	-	11,800	120,788

Net increase (decrease) in contract owners’ equity resulting from operations	$(85,029)	(2,632,889)	(696,219)	(64,294)	(202,507)	(238)	(25,433)	(363,578)

Investment Activity*:	FHIP	FMG	FO2	FPR	FRBSI	FSCG	TFF	TIF2
Reinvested dividends	$24	16,868	14,220	90,901	11,290	-	5,367	33,982
Mortality and expense risk charges (note 2)	(9)	(93,308)	(22,160)	(84,649)	(15,662)	(14,597)	(5,854)	(14,144)

Net investment income (loss)	15	(76,440)	(7,940)	6,252	(4,372)	(14,597)	(487)	19,838

Realized gain (loss) on investments	(114)	1,368,837	105,083	294,089	(53,410)	(9,601)	49,513	(38,847)
Change in unrealized gain (loss) on investments	(31)	(4,362,716)	(714,281)	(2,298,751)	(87,974)	(580,181)	(60,558)	(94,389)

Net gain (loss) on investments	(145)	(2,993,879)	(609,198)	(2,004,662)	(141,384)	(589,782)	(11,045)	(133,236)

Reinvested capital gains	-	293,613	16,283	423,441	35,997	63,386	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(130)	(2,776,706)	(600,855)	(1,574,969)	(109,759)	(540,993)	(11,532)	(113,398)

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2022

Investment Activity*:	TMSF	AREA	ASCGI	OCAF	ODMCGA	OGF	OSI	OVGSS
Reinvested dividends	$38,623	4,092	-	-	-	-	11,537	-
Mortality and expense risk charges (note 2)	(38,488)	(6,503)	(4,163)	(14,278)	(59,227)	(34,027)	(4,224)	(59,665)

Net investment income (loss)	135	(2,411)	(4,163)	(14,278)	(59,227)	(34,027)	7,313	(59,665)

Realized gain (loss) on investments	35,684	14,790	(161,092)	(103,423)	(77,413)	660,324	(85,557)	(44,752)
Change in unrealized gain (loss) on investments	(543,067)	(216,349)	(19,223)	(375,982)	(1,540,727)	(2,143,640)	26,427	(2,780,389)

Net gain (loss) on investments	(507,383)	(201,559)	(180,315)	(479,405)	(1,618,140)	(1,483,316)	(59,130)	(2,825,141)

Reinvested capital gains	217,370	37,680	8,624	8,061	-	288,370	-	794,742

Net increase (decrease) in contract owners’ equity resulting from operations	$(289,878)	(166,290)	(175,854)	(485,622)	(1,677,367)	(1,228,973)	(51,817)	(2,090,064)

Investment Activity*:	VKEIA	VKGIA	WRSCGA	JAFRT	JBS	JMERC	JOS	JWF
Reinvested dividends	$634	13,887	-	-	8,756	1,383	371	11,986
Mortality and expense risk charges (note 2)	(452)	(11,905)	(3,211)	(210,422)	(15,746)	(55,401)	(617)	(19,646)

Net investment income (loss)	182	1,982	(3,211)	(210,422)	(6,990)	(54,018)	(246)	(7,660)

Realized gain (loss) on investments	(1,486)	(97,058)	(48,145)	348,642	80,599	39,184	8,128	50,301
Change in unrealized gain (loss) on investments	(3,275)	(65,730)	(58,714)	(7,793,664)	(375,499)	(1,727,262)	(13,546)	(466,331)

Net gain (loss) on investments	(4,761)	(162,788)	(106,859)	(7,445,022)	(294,900)	(1,688,078)	(5,418)	(416,030)

Reinvested capital gains	2,004	83,454	10,879	8,222	10,023	8,807	-	46,649

Net increase (decrease) in contract owners’ equity resulting from operations	$(2,575)	(77,352)	(99,191)	(7,647,222)	(291,867)	(1,733,289)	(5,664)	(377,041)

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2022

Investment Activity*:	JWS	LSC	MSI	GVDMA	GVDMC	GVIDA	GVIDC	GVIDM
Reinvested dividends	$892	-	20,935	-	-	-	-	-
Mortality and expense risk charges (note 2)	(2,754)	(27,524)	(10,193)	(40,930)	(9,597)	(21,671)	(7,394)	(41,925)

Net investment income (loss)	(1,862)	(27,524)	10,742	(40,930)	(9,597)	(21,671)	(7,394)	(41,925)

Realized gain (loss) on investments	31,105	(69,985)	(90,422)	(57,742)	(16,244)	(10,472)	(14,455)	(62,820)
Change in unrealized gain (loss) on investments	(78,286)	(428,382)	(60,232)	(1,657,631)	(218,061)	(798,499)	(98,175)	(1,523,165)

Net gain (loss) on investments	(47,181)	(498,367)	(150,654)	(1,715,373)	(234,305)	(808,971)	(112,630)	(1,585,985)

Reinvested capital gains	5,988	93,853	-	1,051,809	130,496	450,151	40,513	975,133

Net increase (decrease) in contract owners’ equity resulting from operations	$(43,055)	(432,038)	(139,912)	(704,494)	(113,406)	(380,491)	(79,511)	(652,777)

Investment Activity*:	IDAS	IDCS	IDMAS	IDMCS	IDMS	MMF	MMFR	NBF
Reinvested dividends	$7,550	6,775	29,527	5,661	26,073	54,235	20,549	27,569
Mortality and expense risk charges (note 2)	(12,402)	(4,761)	(36,370)	(4,848)	(29,886)	(56,903)	(22,794)	(14,021)

Net investment income (loss)	(4,852)	2,014	(6,843)	813	(3,813)	(2,668)	(2,245)	13,548

Realized gain (loss) on investments	(80,615)	(21,176)	(39,404)	(12,647)	(123,980)	-	-	(169,559)
Change in unrealized gain (loss) on investments	(131,119)	(37,442)	(657,743)	(53,692)	(409,751)	-	-	(45,106)

Net gain (loss) on investments	(211,734)	(58,618)	(697,147)	(66,339)	(533,731)	-	-	(214,665)

Reinvested capital gains	22,664	89	66,735	4,070	41,391	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(193,922)	(56,515)	(637,255)	(61,456)	(496,153)	(2,668)	(2,245)	(201,117)

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2022

Investment Activity*:	NBIXA	NF	NFA	NGF	NGFA	NIIXA	NIPSIS	NIXR
Reinvested dividends	$4,633	22,284	2,827	2,362	6,383	79	80,705	50,346
Mortality and expense risk charges (note 2)	(3,016)	(38,905)	(10,686)	(2,946)	(9,407)	(44)	(16,476)	(64,781)

Net investment income (loss)	1,617	(16,621)	(7,859)	(584)	(3,024)	35	64,229	(14,435)

Realized gain (loss) on investments	(44,175)	259,722	214,295	13,385	120,143	676	12,381	139,050
Change in unrealized gain (loss) on investments	2,148	(1,016,878)	(395,118)	(78,677)	(295,934)	(1,307)	(257,873)	(1,290,766)

Net gain (loss) on investments	(42,027)	(757,156)	(180,823)	(65,292)	(175,791)	(631)	(245,492)	(1,151,716)

Reinvested capital gains	-	89,047	23,381	-	-	-	-	20,255

Net increase (decrease) in contract owners’ equity resulting from operations	$(40,410)	(684,730)	(165,301)	(65,876)	(178,815)	(596)	(181,263)	(1,145,896)

Investment Activity*:	NJMMA2	NMCIXA	NSCIXA	NVMIG6	NVTIV3	NBGF	NBGST	NBGT
Reinvested dividends	$-	8,292	3,582	-	8,994	-	-	-
Mortality and expense risk charges (note 2)	(69)	(11,159)	(6,463)	(6,122)	(3,358)	(19,718)	(72,778)	(2,046)

Net investment income (loss)	(69)	(2,867)	(2,881)	(6,122)	5,636	(19,718)	(72,778)	(2,046)

Realized gain (loss) on investments	(549)	(10,205)	(70,794)	(218,475)	(8,311)	65,698	108,838	367
Change in unrealized gain (loss) on investments	(385)	(155,727)	(35,437)	(33,638)	253	(600,510)	(1,988,394)	(61,433)

Net gain (loss) on investments	(934)	(165,932)	(106,231)	(252,113)	(8,058)	(534,812)	(1,879,556)	(61,066)

Reinvested capital gains	92	59,874	3,137	19,605	-	78,649	521,304	9,711

Net increase (decrease) in contract owners’ equity resulting from operations	$(911)	(108,925)	(105,975)	(238,630)	(2,422)	(475,881)	(1,431,030)	(53,401)

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2022

Investment Activity*:	NBPT	NBSRT	NLMB	PF	PMTRA	PUGOA	PUIGA	VRTAA
Reinvested dividends	$274	-	8,587	41,728	35,663	-	-	2,468
Mortality and expense risk charges (note 2)	(2,478)	(9,794)	(3,205)	(35,685)	(12,084)	(1,204)	(78)	(5,957)

Net investment income (loss)	(2,204)	(9,794)	5,382	6,043	23,579	(1,204)	(78)	(3,489)

Realized gain (loss) on investments	(2,925)	23,790	(553)	147,595	(13,039)	33,456	1	28,930
Change in unrealized gain (loss) on investments	(1,809)	(268,360)	(17,693)	(211,866)	(178,164)	(76,628)	(983)	(228,483)

Net gain (loss) on investments	(4,734)	(244,570)	(18,246)	(64,271)	(191,203)	(43,172)	(982)	(199,553)

Reinvested capital gains	-	67,160	-	-	-	5,867	-	25,090

Net increase (decrease) in contract owners’ equity resulting from operations	$(6,938)	(187,204)	(12,864)	(58,228)	(167,624)	(38,509)	(1,060)	(177,952)

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2022, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	ADGFIS		ADUES		PRSCA		SACSA
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(4,341)	(4,660)	(16,674)	(21,175)	(16,222)	(23,174)	(19,317)	(24,028)
Realized gain (loss) on investments	(27,442)	579	(162,701)	67,541	(86,588)	130,636	(11,671)	29,991
Change in unrealized gain (loss) on investments	(9,243)	(24,197)	(285,713)	(82,536)	(446,324)	(36,755)	(531,935)	18,319
Reinvested capital gains	-	13,953	4,368	376,653	60,437	371,193	211,570	316,585

Net increase (decrease) in contract owners’ equity resulting from operations	(41,026)	(14,325)	(460,720)	340,483	(488,697)	441,900	(351,353)	340,867

Equity transactions:
Purchase payments received from contract owners (note 4)	10,312	20,308	40,274	34,624	27,980	31,102	10,508	21,841
Transfers between funds	7,540	3,218	6,786	(57,665)	(87,730)	13,405	(37,713)	(15,558)
Redemptions (notes 2, 3, and 4)	(49,253)	(10,129)	(105,564)	(194,323)	(156,951)	(321,377)	(177,169)	(136,085)
Adjustments to maintain reserves	(706)	(3)	7,240	(19)	10,353	89	(32)	(24)

Net equity transactions	(32,107)	13,394	(51,264)	(217,383)	(206,348)	(276,781)	(204,406)	(129,826)

Net change in contract owners’ equity	(73,133)	(931)	(511,984)	123,100	(695,045)	165,119	(555,759)	211,041
Contract owners’ equity at beginning of period	387,184	388,115	1,650,220	1,527,120	1,757,129	1,592,010	1,957,054	1,746,013

Contract owners’ equity at end of period	$314,051	387,184	1,138,236	1,650,220	1,062,084	1,757,129	1,401,295	1,957,054

CHANGE IN UNITS:
Beginning units	32,637	31,525	42,041	48,017	20,996	24,320	101,165	108,334
Units purchased	2,299	2,979	1,831	1,820	501	820	1,410	1,618
Units redeemed	(5,139)	(1,867)	(3,870)	(7,796)	(4,035)	(4,144)	(13,594)	(8,787)

Ending units	29,797	32,637	40,002	42,041	17,462	20,996	88,981	101,165

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	SGRA		WFAIVD		WFENAD		WFLCCA
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(7,234)	(11,122)	(1,533)	(2,862)	(2,065)	(3,117)	(443)	(1,036)
Realized gain (loss) on investments	(19,796)	18,416	(3,171)	9,189	1,408	2,403	(1,145)	936
Change in unrealized gain (loss) on investments	(341,990)	(129,187)	(86,264)	13,842	(92,522)	(28,791)	(24,090)	14,209
Reinvested capital gains	35,146	180,026	40,327	105,807	-	33,223	9,147	12,311

Net increase (decrease) in contract owners’ equity resulting from operations	(333,874)	58,133	(50,641)	125,976	(93,179)	3,718	(16,531)	26,420

Equity transactions:
Purchase payments received from contract owners (note 4)	1,310	2,023	932	1,493	3,917	3,684	2,668	2,148
Transfers between funds	(28,005)	(6,070)	(43)	(290)	662	2,919	3,180	(533)
Redemptions (notes 2, 3, and 4)	(51,399)	(65,847)	(49,430)	(42,674)	(5,284)	(2,048)	(2,675)	(39,055)
Adjustments to maintain reserves	6	(55)	98	(14)	(25)	(40)	(12)	1

Net equity transactions	(78,088)	(69,949)	(48,443)	(41,485)	(730)	4,515	3,161	(37,439)

Net change in contract owners’ equity	(411,962)	(11,816)	(99,084)	84,491	(93,909)	8,233	(13,370)	(11,019)
Contract owners’ equity at beginning of period	921,153	932,969	658,078	573,587	219,555	211,322	103,796	114,815

Contract owners’ equity at end of period	$509,191	921,153	558,994	658,078	125,646	219,555	90,426	103,796

CHANGE IN UNITS:
Beginning units	33,490	36,039	28,341	30,225	8,340	8,159	5,200	7,430
Units purchased	465	272	44	70	646	278	369	131
Units redeemed	(4,210)	(2,821)	(2,331)	(1,954)	(643)	(97)	(223)	(2,361)

Ending units	29,745	33,490	26,054	28,341	8,343	8,340	5,346	5,200

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	WFLGA		ACIGA		ACVI2		BSTG
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(28,728)	(38,673)	4,178	(6,443)	(48)	(19,433)	1,984	(8,128)
Realized gain (loss) on investments	(31,950)	36,537	(1,018)	54,111	6,081	18,214	(2,493)	1,723
Change in unrealized gain (loss) on investments	(1,072,073)	(11,903)	(241,784)	(100,111)	(568,489)	62,484	(45,886)	(11,805)
Reinvested capital gains	202,356	405,776	-	374,373	176,108	42,192	-	5,984

Net increase (decrease) in contract owners’ equity resulting from operations	(930,395)	391,737	(238,624)	321,930	(386,348)	103,457	(46,395)	(12,226)

Equity transactions:
Purchase payments received from contract owners (note 4)	55,766	89,850	7,235	9,127	41,346	55,589	17,783	19,156
Transfers between funds	8,611	(39,549)	(22,023)	73,624	(14,061)	(1,030)	62,541	(26,897)
Redemptions (notes 2, 3, and 4)	(120,370)	(679,585)	(232,083)	(116,750)	(86,661)	(22,700)	(75,535)	(62,888)
Adjustments to maintain reserves	12	(22)	(2)	(11)	31	3	(66)	3

Net equity transactions	(55,981)	(629,306)	(246,873)	(34,010)	(59,345)	31,862	4,723	(70,626)

Net change in contract owners’ equity	(986,376)	(237,569)	(485,497)	287,920	(445,693)	135,319	(41,672)	(82,852)
Contract owners’ equity at beginning of period	2,919,601	3,157,170	1,783,896	1,495,976	1,526,678	1,391,359	900,523	983,375

Contract owners’ equity at end of period	$1,933,225	2,919,601	1,298,399	1,783,896	1,080,985	1,526,678	858,851	900,523

CHANGE IN UNITS:
Beginning units	121,165	149,538	62,665	64,070	97,547	95,299	47,502	52,758
Units purchased	3,850	4,425	633	3,552	4,386	6,358	3,387	1,839
Units redeemed	(7,257)	(32,798)	(10,544)	(4,957)	(8,805)	(4,110)	(4,483)	(7,095)

Ending units	117,758	121,165	52,754	62,665	93,128	97,547	46,406	47,502

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	IGF		TCG		TCIGA		TCIGR
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$15,503	(9,677)	(79,331)	(101,072)	(335)	(530)	(1,909)	(2,529)
Realized gain (loss) on investments	(80,809)	46,490	131,750	484,868	(718)	203	(1,419)	4,187
Change in unrealized gain (loss) on investments	(485,203)	(125,763)	(2,866,152)	625,758	(15,647)	(1,857)	(95,526)	(13,292)
Reinvested capital gains	-	831,058	248,127	742,332	969	6,013	5,746	36,743

Net increase (decrease) in contract owners’ equity resulting from operations	(550,509)	742,108	(2,565,606)	1,751,886	(15,731)	3,829	(93,108)	25,109

Equity transactions:
Purchase payments received from contract owners (note 4)	72,168	104,725	62,642	53,507	-	-	-	-
Transfers between funds	(32,243)	104,144	(3,193)	(39,530)	-	-	(6,158)	(2,533)
Redemptions (notes 2, 3, and 4)	(334,935)	(362,115)	(476,325)	(1,079,249)	(2,425)	(353)	(6,672)	(15,095)
Adjustments to maintain reserves	37	(42)	(927)	642	(3)	(2)	5	(40)

Net equity transactions	(294,973)	(153,288)	(417,803)	(1,064,630)	(2,428)	(355)	(12,825)	(17,668)

Net change in contract owners’ equity	(845,482)	588,820	(2,983,409)	687,256	(18,159)	3,474	(105,933)	7,441
Contract owners’ equity at beginning of period	3,955,683	3,366,863	8,041,313	7,354,057	60,029	56,555	365,350	357,909

Contract owners’ equity at end of period	$3,110,201	3,955,683	5,057,904	8,041,313	41,870	60,029	259,417	365,350

CHANGE IN UNITS:
Beginning units	66,281	68,880	48,989	52,292	3,522	3,543	7,055	7,395
Units purchased	2,218	3,859	1,056	1,199	-	-	-	-
Units redeemed	(8,084)	(6,458)	(6,497)	(4,502)	(191)	(21)	(289)	(340)

Ending units	60,415	66,281	43,548	48,989	3,331	3,522	6,766	7,055

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	TCUL		DAF		DMICPA		DPBOZ
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(113,079)	(149,256)	(20,054)	(30,512)	14,943	10,369	(804)	(5,307)
Realized gain (loss) on investments	469,206	1,102,781	8,892	24,500	(11,925)	19,145	3,547	11,072
Change in unrealized gain (loss) on investments	(4,707,073)	543,359	(861,222)	623,912	(174,910)	(67,788)	(127,870)	400
Reinvested capital gains	506,682	772,546	192,286	124,337	-	10,768	23,183	66,489

Net increase (decrease) in contract owners’ equity resulting from operations	(3,844,264)	2,269,430	(680,098)	742,237	(171,892)	(27,506)	(101,944)	72,654

Equity transactions:
Purchase payments received from contract owners (note 4)	134,250	162,215	36,439	50,301	22,485	25,342	7,505	10,542
Transfers between funds	22,721	(134,019)	(3,728)	(10,446)	(99,593)	14,129	(3,601)	23,236
Redemptions (notes 2, 3, and 4)	(813,102)	(1,477,648)	(520,817)	(183,638)	(130,353)	(107,112)	(23,615)	(39,068)
Adjustments to maintain reserves	761	(10)	36	(50)	-	(3)	(14)	6

Net equity transactions	(655,370)	(1,449,462)	(488,070)	(143,833)	(207,461)	(67,644)	(19,725)	(5,284)

Net change in contract owners’ equity	(4,499,634)	819,968	(1,168,168)	598,404	(379,353)	(95,150)	(121,669)	67,370
Contract owners’ equity at beginning of period	11,822,688	11,002,720	3,578,977	2,980,573	1,179,198	1,274,348	612,699	545,329

Contract owners’ equity at end of period	$7,323,054	11,822,688	2,410,809	3,578,977	799,845	1,179,198	491,030	612,699

CHANGE IN UNITS:
Beginning units	133,846	153,239	83,819	87,442	100,974	106,789	25,559	25,798
Units purchased	3,119	3,608	1,114	2,005	3,038	6,307	378	1,483
Units redeemed	(13,028)	(23,001)	(13,993)	(5,628)	(23,636)	(12,122)	(1,277)	(1,722)

Ending units	123,937	133,846	70,940	83,819	80,376	100,974	24,660	25,559

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	DROSC		DSPI		DTC		DWHYOI
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(746)	(854)	(21,554)	(58,865)	(2,714)	(3,188)	21,879	27,218
Realized gain (loss) on investments	(267)	(98)	36,920	439,517	6,000	22,859	(45,131)	(2,614)
Change in unrealized gain (loss) on investments	(12,291)	3,297	(4,714,429)	1,517,509	(142,880)	59,294	(47,261)	4,676
Reinvested capital gains	1,928	5,417	1,260,009	1,869,369	35,655	15,489	-	196

Net increase (decrease) in contract owners’ equity resulting from operations	(11,376)	7,762	(3,439,054)	3,767,530	(103,939)	94,454	(70,513)	29,476

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	478,420	485,435	2,207	2,824	35,359	39,675
Transfers between funds	-	-	62,455	(31,994)	(4)	(39,219)	(260,398)	1,510
Redemptions (notes 2, 3, and 4)	(159)	(742)	(1,101,227)	(1,177,645)	(16,306)	(74,263)	(93,468)	(34,964)
Adjustments to maintain reserves	(2)	(12)	(123)	(63)	7	(9)	1,363	(25)

Net equity transactions	(161)	(754)	(560,475)	(724,267)	(14,096)	(110,667)	(317,144)	6,196

Net change in contract owners’ equity	(11,537)	7,008	(3,999,529)	3,043,263	(118,035)	(16,213)	(387,657)	35,672
Contract owners’ equity at beginning of period	61,054	54,046	17,601,597	14,558,334	443,085	459,298	771,011	735,339

Contract owners’ equity at end of period	$49,517	61,054	13,602,068	17,601,597	325,050	443,085	383,354	771,011

CHANGE IN UNITS:
Beginning units	1,925	1,949	153,460	160,456	9,252	12,325	30,908	30,650
Units purchased	-	-	5,949	6,336	33	40	1,556	1,724
Units redeemed	(5)	(24)	(11,923)	(13,332)	(633)	(3,113)	(15,039)	(1,466)

Ending units	1,920	1,925	147,486	153,460	8,652	9,252	17,425	30,908

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	FBDF		FEQIF		FHYT		FIIF
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$26,520	29,444	(24)	(68)	56,388	49,325	1,879	1,106
Realized gain (loss) on investments	(162,124)	17,318	(135)	7	(11,330)	13,383	(2,487)	4
Change in unrealized gain (loss) on investments	(112,276)	(71,427)	(1,178)	433	(277,298)	40,086	(24,344)	(10,737)
Reinvested capital gains	-	-	489	1,782	6,425	3,707	-	2,574

Net increase (decrease) in contract owners’ equity resulting from operations	(247,880)	(24,665)	(848)	2,154	(225,815)	106,501	(24,952)	(7,053)

Equity transactions:
Purchase payments received from contract owners (note 4)	72,066	72,203	-	-	67,154	103,315	3,054	3,944
Transfers between funds	(58,410)	(48,219)	-	-	(33,966)	2,466	865	6,935
Redemptions (notes 2, 3, and 4)	(327,122)	(127,210)	(4,164)	(1)	(109,920)	(191,706)	(36,031)	(4,326)
Adjustments to maintain reserves	3,102	(56)	(17)	-	(49)	(3)	(13)	(7)

Net equity transactions	(310,364)	(103,282)	(4,181)	(1)	(76,781)	(85,928)	(32,125)	6,546

Net change in contract owners’ equity	(558,244)	(127,947)	(5,029)	2,153	(302,596)	20,573	(57,077)	(507)
Contract owners’ equity at beginning of period	1,581,069	1,709,016	13,381	11,228	1,688,341	1,667,768	249,777	250,284

Contract owners’ equity at end of period	$1,022,825	1,581,069	8,352	13,381	1,385,745	1,688,341	192,700	249,777

CHANGE IN UNITS:
Beginning units	55,144	58,988	626	626	55,674	58,480	12,993	12,663
Units purchased	2,896	9,860	-	-	3,002	4,612	238	615
Units redeemed	(15,557)	(13,704)	(195)	-	(5,864)	(7,418)	(1,973)	(285)

Ending units	42,483	55,144	431	626	52,812	55,674	11,258	12,993

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	FAB		FABA		FAEGA		FAEI
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(7,637)	(13,058)	(353)	(1,320)	(16,046)	(18,272)	3,767	2,267
Realized gain (loss) on investments	110,699	32,185	41,068	2,855	269,948	85,933	67,061	23,955
Change in unrealized gain (loss) on investments	(490,761)	80,892	(79,403)	15,172	(730,085)	36,030	(212,641)	118,962
Reinvested capital gains	52,261	79,795	6,193	12,376	27,553	182,239	51,156	111,492

Net increase (decrease) in contract owners’ equity resulting from operations	(335,438)	179,814	(32,495)	29,083	(448,630)	285,930	(90,657)	256,676

Equity transactions:
Purchase payments received from contract owners (note 4)	272,917	173,268	-	-	10,733	8,621	41,673	47,671
Transfers between funds	154,745	4,466	41	(50)	100,784	(8,383)	86,366	(48,041)
Redemptions (notes 2, 3, and 4)	(132,926)	(105,358)	(15,588)	(3,254)	(90,640)	(88,308)	(65,885)	(238,200)
Adjustments to maintain reserves	33,613	(2)	(5,480)	(83)	35,867	(43)	47,204	(24)

Net equity transactions	328,349	72,374	(21,027)	(3,387)	56,744	(88,113)	109,358	(238,594)

Net change in contract owners’ equity	(7,089)	252,188	(53,522)	25,696	(391,886)	197,817	18,701	18,082
Contract owners’ equity at beginning of period	1,340,374	1,088,186	202,720	177,024	1,597,761	1,399,944	1,370,748	1,352,666

Contract owners’ equity at end of period	$1,333,285	1,340,374	149,198	202,720	1,205,875	1,597,761	1,389,449	1,370,748

CHANGE IN UNITS:
Beginning units	29,158	27,476	6,200	6,303	44,029	46,729	28,119	33,344
Units purchased	10,298	4,288	2	-	4,074	839	3,014	1,131
Units redeemed	(3,321)	(2,606)	(536)	(103)	(3,515)	(3,539)	(1,792)	(6,356)

Ending units	36,135	29,158	5,666	6,200	44,588	44,029	29,341	28,119

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	FAEIA		FAGO		FAGOA		FAHY
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$8,453	7,592	(59,245)	(93,913)	(15,054)	(21,303)	13,106	8,819
Realized gain (loss) on investments	52,399	7,470	683,994	1,088,545	(53,533)	243,592	32,484	20,507
Change in unrealized gain (loss) on investments	(198,721)	118,888	(3,257,638)	(924,385)	(627,632)	(232,801)	(125,104)	9,729
Reinvested capital gains	52,840	123,403	-	579,065	-	158,378	15,220	10,578

Net increase (decrease) in contract owners’ equity resulting from operations	(85,029)	257,353	(2,632,889)	649,312	(696,219)	147,866	(64,294)	49,633

Equity transactions:
Purchase payments received from contract owners (note 4)	8,641	10,795	263,282	249,026	15,124	19,383	-	89
Transfers between funds	38,162	(42,138)	70,017	(410,358)	(29,345)	(230,221)	(63)	(17,488)
Redemptions (notes 2, 3, and 4)	(91,524)	(62,513)	(484,192)	(1,107,543)	(83,439)	(37,801)	(6,472)	(73,160)
Adjustments to maintain reserves	46,107	(89)	127,945	(70)	33,518	(25)	3,663	34

Net equity transactions	1,386	(93,945)	(22,948)	(1,268,945)	(64,142)	(248,664)	(2,872)	(90,525)

Net change in contract owners’ equity	(83,643)	163,408	(2,655,837)	(619,633)	(760,361)	(100,798)	(67,166)	(40,892)
Contract owners’ equity at beginning of period	1,471,594	1,308,186	6,351,580	6,971,213	1,716,999	1,817,797	522,788	563,680

Contract owners’ equity at end of period	$1,387,951	1,471,594	3,695,743	6,351,580	956,638	1,716,999	455,622	522,788

CHANGE IN UNITS:
Beginning units	46,753	50,072	68,885	82,936	32,210	37,492	11,331	13,949
Units purchased	2,354	1,091	6,156	6,495	488	3,445	-	3
Units redeemed	(3,946)	(4,410)	(8,945)	(20,546)	(3,277)	(8,727)	(153)	(2,621)

Ending units	45,161	46,753	66,096	68,885	29,421	32,210	11,178	11,331

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	FAM		FAOA		FCI		FEI
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$7,816	2,230	(6)	(11)	6,290	4,661	26,052	12,673
Realized gain (loss) on investments	102,711	41,756	303	5	2,013	5,850	189,528	355,479
Change in unrealized gain (loss) on investments	(351,765)	38,162	(535)	157	(45,536)	4,363	(699,946)	309,714
Reinvested capital gains	38,731	16,460	-	24	11,800	6,849	120,788	447,854

Net increase (decrease) in contract owners’ equity resulting from operations	(202,507)	98,608	(238)	175	(25,433)	21,723	(363,578)	1,125,720

Equity transactions:
Purchase payments received from contract owners (note 4)	31,188	40,070	-	-	-	-	113,418	119,912
Transfers between funds	(10,629)	47,616	-	-	(8,701)	-	39,445	(9,259)
Redemptions (notes 2, 3, and 4)	(116,414)	(206,331)	(29)	-	(1,313)	(28,338)	(704,257)	(1,023,089)
Adjustments to maintain reserves	15,624	(12)	(58)	(4)	(318)	93	(10,788)	19

Net equity transactions	(80,231)	(118,657)	(87)	(4)	(10,332)	(28,245)	(562,182)	(912,417)

Net change in contract owners’ equity	(282,738)	(20,049)	(325)	171	(35,765)	(6,522)	(925,760)	213,303
Contract owners’ equity at beginning of period	1,204,105	1,224,154	1,154	983	222,286	228,808	5,666,240	5,452,937

Contract owners’ equity at end of period	$921,367	1,204,105	829	1,154	186,521	222,286	4,740,480	5,666,240

CHANGE IN UNITS:
Beginning units	25,365	27,960	56	56	1,072	1,216	21,208	25,056
Units purchased	743	2,106	-	-	-	-	770	586
Units redeemed	(2,983)	(4,701)	(2)	-	(54)	(144)	(3,041)	(4,434)

Ending units	23,125	25,365	54	56	1,018	1,072	18,937	21,208

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	FHIP		FMG		FO2		FPR
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$15	50	(76,440)	(112,208)	(7,940)	(20,460)	6,252	(26,903)
Realized gain (loss) on investments	(114)	(51)	1,368,837	399,228	105,083	111,096	294,089	353,706
Change in unrealized gain (loss) on investments	(31)	48	(4,362,716)	1,021,226	(714,281)	93,761	(2,298,751)	65,184
Reinvested capital gains	-	-	293,613	642,314	16,283	158,097	423,441	860,108

Net increase (decrease) in contract owners’ equity resulting from operations	(130)	47	(2,776,706)	1,950,560	(600,855)	342,494	(1,574,969)	1,252,095

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	100,101	100,709	122,200	131,144	114,466	126,993
Transfers between funds	-	-	(116,971)	(46,962)	(19,301)	1,112	(191,720)	36,131
Redemptions (notes 2, 3, and 4)	(637)	(646)	(457,123)	(786,634)	(214,076)	(403,233)	(629,891)	(1,490,550)
Adjustments to maintain reserves	20	(32)	191,170	(16)	28,060	2	154,757	16

Net equity transactions	(617)	(678)	(282,823)	(732,903)	(83,117)	(270,975)	(552,388)	(1,327,410)

Net change in contract owners’ equity	(747)	(631)	(3,059,529)	1,217,657	(683,972)	71,519	(2,127,357)	(75,315)
Contract owners’ equity at beginning of period	1,175	1,806	9,317,174	8,099,517	2,236,690	2,165,171	7,829,354	7,904,669

Contract owners’ equity at end of period	$428	1,175	6,257,645	9,317,174	1,552,718	2,236,690	5,701,997	7,829,354

CHANGE IN UNITS:
Beginning units	24	38	85,966	93,663	140,692	160,474	81,751	96,892
Units purchased	-	-	1,833	1,184	13,555	15,295	3,473	2,371
Units redeemed	(14)	(14)	(7,500)	(8,881)	(22,871)	(35,077)	(12,341)	(17,512)

Ending units	10	24	80,299	85,966	131,376	140,692	72,883	81,751

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	FRBSI		FSCG		TFF		TIF2
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(4,372)	(1,749)	(14,597)	(20,802)	(487)	13,842	19,838	7,658
Realized gain (loss) on investments	(53,410)	(32,670)	(9,601)	70,583	49,513	30,624	(38,847)	(34,926)
Change in unrealized gain (loss) on investments	(87,974)	167,956	(580,181)	(125,154)	(60,558)	(20,917)	(94,389)	62,790
Reinvested capital gains	35,997	150,533	63,386	212,558	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(109,759)	284,070	(540,993)	137,185	(11,532)	23,549	(113,398)	35,522

Equity transactions:
Purchase payments received from contract owners (note 4)	22,003	25,037	8,106	22,779	-	-	41,086	69,483
Transfers between funds	(6,795)	(1,196)	(8,657)	(196,525)	(1,287)	-	2,452	(11,771)
Redemptions (notes 2, 3, and 4)	(174,522)	(50,392)	(38,852)	(38,386)	(54,973)	(65,619)	(134,167)	(109,127)
Adjustments to maintain reserves	(71)	(6)	11	23	(14,340)	(51)	(16)	(53)

Net equity transactions	(159,385)	(26,557)	(39,392)	(212,109)	(70,600)	(65,670)	(90,645)	(51,468)

Net change in contract owners’ equity	(269,144)	257,513	(580,385)	(74,924)	(82,132)	(42,121)	(204,043)	(15,946)
Contract owners’ equity at beginning of period	1,360,672	1,103,159	1,573,726	1,648,650	539,637	581,758	1,254,721	1,270,667

Contract owners’ equity at end of period	$1,091,528	1,360,672	993,341	1,573,726	457,505	539,637	1,050,678	1,254,721

CHANGE IN UNITS:
Beginning units	31,488	32,113	47,324	53,598	18,863	21,065	138,512	144,176
Units purchased	1,020	1,639	1,271	2,118	-	-	6,520	8,876
Units redeemed	(5,015)	(2,264)	(2,826)	(8,392)	(1,890)	(2,202)	(17,905)	(14,540)

Ending units	27,493	31,488	45,769	47,324	16,973	18,863	127,127	138,512

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	TMSF		AREA		ASCGI		OCAF
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$135	57,284	(2,411)	(1,717)	(4,163)	(6,927)	(14,278)	(17,899)
Realized gain (loss) on investments	35,684	67,563	14,790	(1,338)	(161,092)	45,459	(103,423)	29,269
Change in unrealized gain (loss) on investments	(543,067)	144,486	(216,349)	156,968	(19,223)	(136,984)	(375,982)	(79,894)
Reinvested capital gains	217,370	243,451	37,680	29,392	8,624	132,193	8,061	339,285

Net increase (decrease) in contract owners’ equity resulting from operations	(289,878)	512,784	(166,290)	183,305	(175,854)	33,741	(485,622)	270,761

Equity transactions:
Purchase payments received from contract owners (note 4)	101,022	106,058	14,520	19,614	1,189	10,414	8,085	9,766
Transfers between funds	(23,759)	4,901	(5,465)	7,143	5,157	30,433	(52,491)	(20,919)
Redemptions (notes 2, 3, and 4)	(312,836)	(212,501)	(70,243)	(31,460)	(70,314)	(126,434)	(124,810)	(55,704)
Adjustments to maintain reserves	103	(82)	6,485	(36)	(681)	33	2,075	(50)

Net equity transactions	(235,470)	(101,624)	(54,703)	(4,739)	(64,649)	(85,554)	(167,141)	(66,907)

Net change in contract owners’ equity	(525,348)	411,160	(220,993)	178,566	(240,503)	(51,813)	(652,763)	203,854
Contract owners’ equity at beginning of period	3,360,234	2,949,074	646,907	468,341	514,327	566,140	1,541,541	1,337,687

Contract owners’ equity at end of period	$2,834,886	3,360,234	425,914	646,907	273,824	514,327	888,778	1,541,541

CHANGE IN UNITS:
Beginning units	99,594	102,684	27,989	28,184	11,511	13,365	50,498	52,854
Units purchased	3,447	3,978	1,110	1,713	207	1,115	794	432
Units redeemed	(11,300)	(7,068)	(4,287)	(1,908)	(2,009)	(2,969)	(8,349)	(2,788)

Ending units	91,741	99,594	24,812	27,989	9,709	11,511	42,943	50,498

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	ODMCGA		OGF		OSI		OVGSS
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(59,227)	(79,050)	(34,027)	(49,746)	7,313	15	(59,665)	(80,247)
Realized gain (loss) on investments	(77,413)	233,277	660,324	399,218	(85,557)	(3,307)	(44,752)	151,165
Change in unrealized gain (loss) on investments	(1,540,727)	(187,694)	(2,143,640)	(101,190)	26,427	(15,030)	(2,780,389)	386,302
Reinvested capital gains	-	1,016,378	288,370	259,639	-	-	794,742	323,258

Net increase (decrease) in contract owners’ equity resulting from operations	(1,677,367)	982,911	(1,228,973)	507,921	(51,817)	(18,322)	(2,090,064)	780,478

Equity transactions:
Purchase payments received from contract owners (note 4)	175,894	158,231	-	-	6,407	7,237	169,834	201,864
Transfers between funds	(33,152)	(108,622)	(30,569)	(104,506)	62	17,776	(6,973)	(269,391)
Redemptions (notes 2, 3, and 4)	(493,763)	(450,327)	(309,337)	(394,878)	(38,204)	(15,643)	(442,558)	(349,163)
Adjustments to maintain reserves	(366,002)	8	(254)	(14)	2,149	(6)	638	50

Net equity transactions	(717,023)	(400,710)	(340,160)	(499,398)	(29,586)	9,364	(279,059)	(416,640)

Net change in contract owners’ equity	(2,394,390)	582,201	(1,569,133)	8,523	(81,403)	(8,958)	(2,369,123)	363,838
Contract owners’ equity at beginning of period	6,406,069	5,823,868	3,875,157	3,866,634	399,604	408,562	6,361,990	5,998,152

Contract owners’ equity at end of period	$4,011,679	6,406,069	2,306,024	3,875,157	318,201	399,604	3,992,867	6,361,990

CHANGE IN UNITS:
Beginning units	367,629	392,234	42,278	46,612	18,375	17,926	292,255	313,190
Units purchased	19,886	16,474	-	-	629	1,148	13,690	10,663
Units redeemed	(49,088)	(41,079)	(4,612)	(4,334)	(2,193)	(699)	(32,971)	(31,598)

Ending units	338,427	367,629	37,666	42,278	16,811	18,375	272,974	292,255

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	VKEIA		VKGIA		WRSCGA		JAFRT
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$182	(43)	1,982	(2,526)	(3,211)	(1,941)	(210,422)	(292,746)
Realized gain (loss) on investments	(1,486)	3,220	(97,058)	12,848	(48,145)	8,165	348,642	1,414,298
Change in unrealized gain (loss) on investments	(3,275)	(761)	(65,730)	27,721	(58,714)	(101,610)	(7,793,664)	1,109,103
Reinvested capital gains	2,004	4,308	83,454	201,604	10,879	108,298	8,222	2,041,737

Net increase (decrease) in contract owners’ equity resulting from operations	(2,575)	6,724	(77,352)	239,647	(99,191)	12,912	(7,647,222)	4,272,392

Equity transactions:
Purchase payments received from contract owners (note 4)	508	1,132	10,367	9,759	2,679	4,293	121,789	133,583
Transfers between funds	15,879	(3,160)	(244,404)	193,212	(6,294)	(36,061)	(125,542)	(324,863)
Redemptions (notes 2, 3, and 4)	(8,726)	(6,093)	(44,023)	(54,590)	(100,733)	(5,784)	(1,306,383)	(2,369,272)
Adjustments to maintain reserves	186	(34)	8,545	57	(35)	12	643	(59)

Net equity transactions	7,847	(8,155)	(269,515)	148,438	(104,383)	(37,540)	(1,309,493)	(2,560,611)

Net change in contract owners’ equity	5,272	(1,431)	(346,867)	388,085	(203,574)	(24,628)	(8,956,715)	1,711,781
Contract owners’ equity at beginning of period	39,319	40,750	1,231,530	843,445	407,132	431,760	22,520,973	20,809,192

Contract owners’ equity at end of period	$44,591	39,319	884,663	1,231,530	203,558	407,132	13,564,258	22,520,973

CHANGE IN UNITS:
Beginning units	1,796	2,163	28,053	24,418	26,232	28,559	896,525	1,003,808
Units purchased	917	871	267	10,990	249	283	8,102	19,657
Units redeemed	(458)	(1,238)	(6,558)	(7,355)	(8,142)	(2,610)	(80,317)	(126,940)

Ending units	2,255	1,796	21,762	28,053	18,339	26,232	824,310	896,525

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	JBS		JMERC		JOS		JWF
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(6,990)	(9,978)	(54,018)	(69,337)	(246)	(249)	(7,660)	(17,023)
Realized gain (loss) on investments	80,599	96,876	39,184	180,209	8,128	342	50,301	173,932
Change in unrealized gain (loss) on investments	(375,499)	64,901	(1,727,262)	162,268	(13,546)	5,690	(466,331)	(62,625)
Reinvested capital gains	10,023	58,252	8,807	644,830	-	-	46,649	182,275

Net increase (decrease) in contract owners’ equity resulting from operations	(291,867)	210,051	(1,733,289)	917,970	(5,664)	5,783	(377,041)	276,559

Equity transactions:
Purchase payments received from contract owners (note 4)	159,433	5,656	30,568	37,058	2,198	2,766	-	-
Transfers between funds	6,907	6,694	(14,108)	(1,154)	(13,156)	9,408	(7,415)	(32,459)
Redemptions (notes 2, 3, and 4)	(327,747)	(94,298)	(248,693)	(417,957)	(17,050)	(878)	(70,607)	(215,582)
Adjustments to maintain reserves	(19)	(6)	89	(31)	(2,837)	(10)	19	(6)

Net equity transactions	(161,426)	(81,954)	(232,144)	(382,084)	(30,845)	11,286	(78,003)	(248,047)

Net change in contract owners’ equity	(453,293)	128,097	(1,965,433)	535,886	(36,509)	17,069	(455,044)	28,512
Contract owners’ equity at beginning of period	1,647,096	1,518,999	5,622,904	5,087,018	67,551	50,482	1,830,906	1,802,394

Contract owners’ equity at end of period	$1,193,803	1,647,096	3,657,471	5,622,904	31,042	67,551	1,375,862	1,830,906

CHANGE IN UNITS:
Beginning units	51,896	55,370	251,188	269,799	4,650	3,850	44,597	52,635
Units purchased	6,205	7,584	1,887	1,882	315	860	-	-
Units redeemed	(12,299)	(11,058)	(16,495)	(20,493)	(2,610)	(60)	(2,314)	(8,038)

Ending units	45,802	51,896	236,580	251,188	2,355	4,650	42,283	44,597

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	JWS		LSC		MSI		GVDMA
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(1,862)	(4,511)	(27,524)	(32,776)	10,742	10,414	(40,930)	(40,334)
Realized gain (loss) on investments	31,105	91,536	(69,985)	46,295	(90,422)	16,211	(57,742)	20,140
Change in unrealized gain (loss) on investments	(78,286)	(58,534)	(428,382)	53,494	(60,232)	(57,448)	(1,657,631)	366,583
Reinvested capital gains	5,988	26,962	93,853	349,775	-	12,057	1,051,809	51,904

Net increase (decrease) in contract owners’ equity resulting from operations	(43,055)	55,453	(432,038)	416,788	(139,912)	(18,766)	(704,494)	398,293

Equity transactions:
Purchase payments received from contract owners (note 4)	1,860	1,666	99,441	116,452	15,982	17,633	262,152	278,918
Transfers between funds	(20,858)	(23,596)	(16,880)	(15,010)	(244,750)	246,364	(70,412)	(201,389)
Redemptions (notes 2, 3, and 4)	(11,060)	(114,321)	(234,902)	(384,946)	(191,267)	(211,770)	(144,068)	(251,831)
Adjustments to maintain reserves	(11,072)	31	19,846	(17)	1,235	(11)	(92)	(19)

Net equity transactions	(41,130)	(136,220)	(132,495)	(283,521)	(418,800)	52,216	47,580	(174,321)

Net change in contract owners’ equity	(84,185)	(80,767)	(564,533)	133,267	(558,712)	33,450	(656,914)	223,972
Contract owners’ equity at beginning of period	267,186	347,953	2,472,272	2,339,005	1,193,172	1,159,722	3,623,915	3,399,943

Contract owners’ equity at end of period	$183,001	267,186	1,907,739	2,472,272	634,460	1,193,172	2,967,001	3,623,915

CHANGE IN UNITS:
Beginning units	7,552	11,309	44,105	49,249	53,048	50,739	127,336	133,981
Units purchased	64	640	2,447	2,455	954	12,082	10,929	10,258
Units redeemed	(1,074)	(4,397)	(5,791)	(7,599)	(20,936)	(9,773)	(9,012)	(16,903)

Ending units	6,542	7,552	40,761	44,105	33,066	53,048	129,253	127,336

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	GVDMC		GVIDA		GVIDC		GVIDM
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(9,597)	(9,642)	(21,671)	(20,318)	(7,394)	(6,879)	(41,925)	(39,854)
Realized gain (loss) on investments	(16,244)	7,217	(10,472)	6,015	(14,455)	1,175	(62,820)	(18,368)
Change in unrealized gain (loss) on investments	(218,061)	41,128	(798,499)	205,140	(98,175)	10,896	(1,523,165)	322,293
Reinvested capital gains	130,496	7,438	450,151	29,346	40,513	3,898	975,133	40,324

Net increase (decrease) in contract owners’ equity resulting from operations	(113,406)	46,141	(380,491)	220,183	(79,511)	9,090	(652,777)	304,395

Equity transactions:
Purchase payments received from contract owners (note 4)	49,931	65,412	209,419	186,578	31,159	28,993	306,372	373,707
Transfers between funds	1,899	(9,608)	48,210	(10,433)	(15,080)	21,368	(12,501)	186,659
Redemptions (notes 2, 3, and 4)	(33,782)	(209,132)	(80,194)	(58,975)	(61,204)	(20,901)	(196,105)	(570,362)
Adjustments to maintain reserves	(13,523)	(19)	(69)	(12)	(5,137)	(1)	(27)	(25)

Net equity transactions	4,525	(153,347)	177,366	117,158	(50,262)	29,459	97,739	(10,021)

Net change in contract owners’ equity	(108,881)	(107,206)	(203,125)	337,341	(129,773)	38,549	(555,038)	294,374
Contract owners’ equity at beginning of period	830,394	937,600	1,886,618	1,549,277	663,503	624,954	3,644,949	3,350,575

Contract owners’ equity at end of period	$721,513	830,394	1,683,493	1,886,618	533,730	663,503	3,089,911	3,644,949

CHANGE IN UNITS:
Beginning units	41,590	49,458	61,184	57,279	41,588	39,726	151,519	151,564
Units purchased	4,582	3,358	10,404	6,340	2,159	3,184	14,621	25,734
Units redeemed	(3,406)	(11,226)	(3,393)	(2,435)	(5,147)	(1,322)	(10,179)	(25,779)

Ending units	42,766	41,590	68,195	61,184	38,600	41,588	155,961	151,519

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	IDAS		IDCS		IDMAS		IDMCS
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(4,852)	31,829	2,014	4,286	(6,843)	77,942	813	6,370
Realized gain (loss) on investments	(80,615)	(1,113)	(21,176)	5,479	(39,404)	4,446	(12,647)	1,614
Change in unrealized gain (loss) on investments	(131,119)	118,158	(37,442)	(1,441)	(657,743)	246,170	(53,692)	16,880
Reinvested capital gains	22,664	36,215	89	3,185	66,735	69,739	4,070	1,726

Net increase (decrease) in contract owners’ equity resulting from operations	(193,922)	185,089	(56,515)	11,509	(637,255)	398,297	(61,456)	26,590

Equity transactions:
Purchase payments received from contract owners (note 4)	16,016	22,053	2,296	6,969	75,048	82,085	3,829	9,147
Transfers between funds	(4,173)	(964)	-	43,492	(13,877)	(16,978)	(115)	259
Redemptions (notes 2, 3, and 4)	(274,304)	(27,670)	(53,791)	(66,644)	(281,879)	(11,572)	(33,907)	(21,136)
Adjustments to maintain reserves	(41,525)	(20)	(4,489)	-	(10)	(51)	(7,737)	(32)

Net equity transactions	(303,986)	(6,601)	(55,984)	(16,183)	(220,718)	53,484	(37,930)	(11,762)

Net change in contract owners’ equity	(497,908)	178,488	(112,499)	(4,674)	(857,973)	451,781	(99,386)	14,828
Contract owners’ equity at beginning of period	1,364,419	1,185,931	458,193	462,867	3,454,039	3,002,258	459,141	444,313

Contract owners’ equity at end of period	$866,511	1,364,419	345,694	458,193	2,596,066	3,454,039	359,755	459,141

CHANGE IN UNITS:
Beginning units	50,395	50,627	26,389	26,861	131,652	129,497	22,075	22,655
Units purchased	707	888	146	5,857	3,372	3,478	212	482
Units redeemed	(11,395)	(1,120)	(3,401)	(6,329)	(12,929)	(1,323)	(1,896)	(1,062)

Ending units	39,707	50,395	23,134	26,389	122,095	131,652	20,391	22,075

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	IDMS		MMF		MMFR		NBF
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(3,813)	54,163	(2,668)	(58,565)	(2,245)	(21,477)	13,548	9,530
Realized gain (loss) on investments	(123,980)	15,058	-	-	-	-	(169,559)	4,977
Change in unrealized gain (loss) on investments	(409,751)	156,115	-	-	-	-	(45,106)	(57,745)
Reinvested capital gains	41,391	63,381	-	208	-	75	-	11,447

Net increase (decrease) in contract owners’ equity resulting from operations	(496,153)	288,717	(2,668)	(58,357)	(2,245)	(21,402)	(201,117)	(31,791)

Equity transactions:
Purchase payments received from contract owners (note 4)	36,804	39,451	184,942	295,281	69,243	329,676	26,087	36,420
Transfers between funds	393	(93,524)	839,666	477,242	555,641	771,947	(102,022)	16,379
Redemptions (notes 2, 3, and 4)	(662,255)	(166,728)	(794,499)	(1,023,600)	(266,101)	(1,389,954)	(156,875)	(105,039)
Adjustments to maintain reserves	118	7	(28)	(7)	64	(18)	(673)	(47)

Net equity transactions	(624,940)	(220,794)	230,081	(251,084)	358,847	(288,349)	(233,483)	(52,287)

Net change in contract owners’ equity	(1,121,093)	67,923	227,413	(309,441)	356,602	(309,751)	(434,600)	(84,078)
Contract owners’ equity at beginning of period	3,079,045	3,011,122	4,234,907	4,544,348	1,492,564	1,802,315	1,357,714	1,441,792

Contract owners’ equity at end of period	$1,957,952	3,079,045	4,462,320	4,234,907	1,849,166	1,492,564	923,114	1,357,714

CHANGE IN UNITS:
Beginning units	132,570	142,682	193,258	204,444	151,119	179,882	21,221	21,867
Units purchased	1,965	2,085	73,473	67,646	66,039	215,748	343	658
Units redeemed	(33,428)	(12,197)	(62,848)	(78,832)	(29,989)	(244,511)	(3,175)	(1,304)

Ending units	101,107	132,570	203,883	193,258	187,169	151,119	18,389	21,221

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	NBIXA		NF		NFA		NGF
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$1,617	839	(16,621)	(26,951)	(7,859)	(9,442)	(584)	(1,696)
Realized gain (loss) on investments	(44,175)	15,676	259,722	122,073	214,295	35,204	13,385	9,720
Change in unrealized gain (loss) on investments	2,148	(33,721)	(1,016,878)	162,405	(395,118)	50,982	(78,677)	46,416
Reinvested capital gains	-	4,200	89,047	448,803	23,381	124,348	-	20,539

Net increase (decrease) in contract owners’ equity resulting from operations	(40,410)	(13,006)	(684,730)	706,330	(165,301)	201,092	(65,876)	74,979

Equity transactions:
Purchase payments received from contract owners (note 4)	6,619	7,820	67,967	69,464	-	-	-	-
Transfers between funds	(14,311)	9,559	(32,290)	(1,027)	(11,609)	(4,722)	(16,371)	-
Redemptions (notes 2, 3, and 4)	(12,820)	(9,234)	(244,779)	(212,504)	(82,102)	(47,454)	(36,494)	(38,775)
Adjustments to maintain reserves	297	6	(31,366)	43	(40,990)	36	(1,636)	(207)

Net equity transactions	(20,215)	8,151	(240,468)	(144,024)	(134,701)	(52,140)	(54,501)	(38,982)

Net change in contract owners’ equity	(60,625)	(4,855)	(925,198)	562,306	(300,002)	148,952	(120,377)	35,997
Contract owners’ equity at beginning of period	280,328	285,183	3,666,413	3,104,107	1,039,713	890,761	316,094	280,097

Contract owners’ equity at end of period	$219,703	280,328	2,741,215	3,666,413	739,711	1,039,713	195,717	316,094

CHANGE IN UNITS:
Beginning units	16,033	15,712	23,180	23,473	29,898	31,529	2,023	2,233
Units purchased	484	12,312	602	682	-	-	-	-
Units redeemed	(1,775)	(11,991)	(3,919)	(975)	(3,183)	(1,631)	(239)	(210)

Ending units	14,742	16,033	19,863	23,180	26,715	29,898	1,784	2,023

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	NGFA		NIIXA		NIPSIS		NIXR
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(3,024)	(6,599)	35	128	64,229	44,101	(14,435)	(31,365)
Realized gain (loss) on investments	120,143	8,488	676	20	12,381	18,219	139,050	314,214
Change in unrealized gain (loss) on investments	(295,934)	139,353	(1,307)	285	(257,873)	(26,868)	(1,290,766)	769,521
Reinvested capital gains	-	64,593	-	-	-	16,530	20,255	234,540

Net increase (decrease) in contract owners’ equity resulting from operations	(178,815)	205,835	(596)	433	(181,263)	51,982	(1,145,896)	1,286,910

Equity transactions:
Purchase payments received from contract owners (note 4)	29,507	36,676	-	-	43,884	45,599	248,541	221,236
Transfers between funds	7,899	(8,327)	-	-	(16,662)	21,605	(79,989)	(111,380)
Redemptions (notes 2, 3, and 4)	(69,152)	(61,024)	-	-	(165,318)	(158,580)	(263,256)	(666,599)
Adjustments to maintain reserves	(29,821)	(28)	(176)	(6)	(11,550)	(25)	53	(23)

Net equity transactions	(61,567)	(32,703)	(176)	(6)	(149,646)	(91,401)	(94,651)	(556,766)

Net change in contract owners’ equity	(240,382)	173,132	(772)	427	(330,909)	(39,419)	(1,240,547)	730,144
Contract owners’ equity at beginning of period	914,106	740,974	5,002	4,575	1,481,498	1,520,917	5,892,287	5,162,143

Contract owners’ equity at end of period	$673,724	914,106	4,230	5,002	1,150,589	1,481,498	4,651,740	5,892,287

CHANGE IN UNITS:
Beginning units	16,885	17,589	284	284	125,547	133,543	160,449	178,551
Units purchased	1,012	885	-	-	9,185	6,808	12,172	17,470
Units redeemed	(1,700)	(1,589)	-	-	(22,089)	(14,804)	(15,514)	(35,572)

Ending units	16,197	16,885	284	284	112,643	125,547	157,107	160,449

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	NJMMA2		NMCIXA		NSCIXA		NVMIG6
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(69)	70	(2,867)	(5,932)	(2,881)	(5,890)	(6,122)	(9,096)
Realized gain (loss) on investments	(549)	293	(10,205)	6,414	(70,794)	(3,834)	(218,475)	33,546
Change in unrealized gain (loss) on investments	(385)	(370)	(155,727)	86,192	(35,437)	27,408	(33,638)	(62,368)
Reinvested capital gains	92	168	59,874	115,020	3,137	39,354	19,605	24,517

Net increase (decrease) in contract owners’ equity resulting from operations	(911)	161	(108,925)	201,694	(105,975)	57,038	(238,630)	(13,401)

Equity transactions:
Purchase payments received from contract owners (note 4)	2,025	1,693	8,949	10,333	6,674	10,291	38,123	39,798
Transfers between funds	-	2,533	(13,910)	102,591	(49,567)	136,071	(59,004)	(84,842)
Redemptions (notes 2, 3, and 4)	(23)	(4,923)	(129,061)	(49,716)	(47,377)	(27,630)	(23,068)	(15,473)
Adjustments to maintain reserves	(85)	(2)	(46,208)	(19)	(31,461)	22	(48,556)	(3)

Net equity transactions	1,917	(699)	(180,230)	63,189	(121,731)	118,754	(92,505)	(60,520)

Net change in contract owners’ equity	1,006	(538)	(289,155)	264,883	(227,706)	175,792	(331,135)	(73,921)
Contract owners’ equity at beginning of period	5,032	5,570	1,093,016	828,133	658,850	483,058	708,484	782,405

Contract owners’ equity at end of period	$6,038	5,032	803,861	1,093,016	431,144	658,850	377,349	708,484

CHANGE IN UNITS:
Beginning units	471	551	22,814	21,007	16,719	13,644	35,753	38,451
Units purchased	214	402	227	3,712	679	4,033	3,850	4,606
Units redeemed	(3)	(482)	(3,433)	(1,905)	(3,460)	(958)	(8,452)	(7,304)

Ending units	682	471	19,608	22,814	13,938	16,719	31,151	35,753

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	NVTIV3		NBGF		NBGST		NBGT
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$5,636	3,071	(19,718)	(22,959)	(72,778)	(90,161)	(2,046)	(2,320)
Realized gain (loss) on investments	(8,311)	4,180	65,698	57,829	108,838	289,726	367	5,438
Change in unrealized gain (loss) on investments	253	16,097	(600,510)	203,645	(1,988,394)	166,249	(61,433)	22,286
Reinvested capital gains	-	-	78,649	196,808	521,304	703,550	9,711	20,600

Net increase (decrease) in contract owners’ equity resulting from operations	(2,422)	23,348	(475,881)	435,323	(1,431,030)	1,069,364	(53,401)	46,004

Equity transactions:
Purchase payments received from contract owners (note 4)	16,368	16,709	8,804	8,566	52,652	62,079	-	-
Transfers between funds	67,618	(4,286)	6,244	(5,327)	62,421	(120,259)	422	37
Redemptions (notes 2, 3, and 4)	(17,387)	(49,745)	(294,819)	(163,059)	(608,731)	(599,001)	(2,824)	(21,792)
Adjustments to maintain reserves	(7,819)	(18)	526	(83)	(730)	(78)	(33)	59

Net equity transactions	58,780	(37,340)	(279,245)	(159,903)	(494,388)	(657,259)	(2,435)	(21,696)

Net change in contract owners’ equity	56,358	(13,992)	(755,126)	275,420	(1,925,418)	412,105	(55,836)	24,308
Contract owners’ equity at beginning of period	261,745	275,737	2,019,018	1,743,598	7,155,507	6,743,402	211,320	187,012

Contract owners’ equity at end of period	$318,103	261,745	1,263,892	2,019,018	5,230,089	7,155,507	155,484	211,320

CHANGE IN UNITS:
Beginning units	14,665	16,839	21,666	23,566	75,663	83,086	4,359	4,843
Units purchased	7,335	1,939	333	105	2,053	3,654	10	29
Units redeemed	(2,784)	(4,113)	(3,838)	(2,005)	(8,276)	(11,077)	(72)	(513)

Ending units	19,216	14,665	18,161	21,666	69,440	75,663	4,297	4,359

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	NBPT		NBSRT		NLMB		PF
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(2,204)	1,626	(9,794)	(12,991)	5,382	3,890	6,043	(2,909)
Realized gain (loss) on investments	(2,925)	21,744	23,790	195,336	(553)	(364)	147,595	79,831
Change in unrealized gain (loss) on investments	(1,809)	(18,099)	(268,360)	(59,018)	(17,693)	(4,330)	(211,866)	469,871
Reinvested capital gains	-	10,556	67,160	89,805	-	-	-	107,745

Net increase (decrease) in contract owners’ equity resulting from operations	(6,938)	15,827	(187,204)	213,132	(12,864)	(804)	(58,228)	654,538

Equity transactions:
Purchase payments received from contract owners (note 4)	1,016	2,568	21,673	24,355	4,810	5,873	44,048	65,796
Transfers between funds	2,872	160,699	(18,856)	515,054	118,081	(2,585)	114,568	(6,241)
Redemptions (notes 2, 3, and 4)	(268,987)	(1,729)	(87,309)	(635,524)	(2,137)	(16,193)	(357,113)	(256,011)
Adjustments to maintain reserves	31	(14)	(10)	(29)	4	(16)	(48)	25

Net equity transactions	(265,068)	161,524	(84,502)	(96,144)	120,758	(12,921)	(198,545)	(196,431)

Net change in contract owners’ equity	(272,006)	177,351	(271,706)	116,988	107,894	(13,725)	(256,773)	458,107
Contract owners’ equity at beginning of period	292,404	115,053	1,007,718	890,730	226,948	240,673	2,968,466	2,510,359

Contract owners’ equity at end of period	$20,398	292,404	736,012	1,007,718	334,842	226,948	2,711,693	2,968,466

CHANGE IN UNITS:
Beginning units	7,326	3,716	23,390	25,171	14,898	15,737	28,427	30,399
Units purchased	6,035	6,571	680	13,858	8,724	427	2,381	675
Units redeemed	(12,837)	(2,961)	(2,789)	(15,639)	(176)	(1,266)	(4,173)	(2,647)

Ending units	524	7,326	21,281	23,390	23,446	14,898	26,635	28,427

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	PMTRA		PUGOA		PUIGA		VRTAA
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$23,579	8,510	(1,204)	(1,471)	(78)	1	(3,489)	(6,086)
Realized gain (loss) on investments	(13,039)	(5,912)	33,456	2,455	1	24	28,930	69,820
Change in unrealized gain (loss) on investments	(178,164)	(33,804)	(76,628)	10,824	(983)	(305)	(228,483)	(68,360)
Reinvested capital gains	-	-	5,867	10,782	-	727	25,090	45,042

Net increase (decrease) in contract owners’ equity resulting from operations	(167,624)	(31,206)	(38,509)	22,590	(1,060)	447	(177,952)	40,416

Equity transactions:
Purchase payments received from contract owners (note 4)	19,260	18,007	581	2,740	-	-	41,631	36,531
Transfers between funds	(11,996)	(194,624)	(8,524)	(85)	-	-	(68,822)	(24,051)
Redemptions (notes 2, 3, and 4)	(34,094)	(123,652)	(2,339)	(2,835)	-	(1)	(82,805)	(163,270)
Adjustments to maintain reserves	(37)	(12)	(243)	11	(3)	(3)	(3,012)	(4)

Net equity transactions	(26,867)	(300,281)	(10,525)	(169)	(3)	(4)	(113,008)	(150,794)

Net change in contract owners’ equity	(194,491)	(331,487)	(49,034)	22,421	(1,063)	443	(290,960)	(110,378)
Contract owners’ equity at beginning of period	1,089,100	1,420,587	129,793	107,372	6,618	6,175	696,062	806,440

Contract owners’ equity at end of period	$894,609	1,089,100	80,759	129,793	5,555	6,618	405,102	696,062

CHANGE IN UNITS:
Beginning units	49,074	62,542	4,318	4,323	265	265	43,044	52,464
Units purchased	1,218	7,467	26	95	-	-	3,318	2,300
Units redeemed	(2,593)	(20,935)	(438)	(100)	-	-	(10,889)	(11,720)

Ending units	47,699	49,074	3,906	4,318	265	265	35,473	43,044

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2022, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide Variable Account (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on March 3, 1976. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies.

(b) The Contracts

The Separate Account offers variable annuity insurance benefits intended to serve the long-term saving needs of investors. The primary distribution for the contracts is through the brokerage community; however, other distributors are utilized. Contract features are described in the applicable prospectus.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

ABERDEEN FUNDS
Aberdeen Global Absolute Return Strategies Fund - Institutional Service Class (ADGFIS)
Aberdeen U.S. Sustainable Leaders Fund - Institutional Service Class (ADUES)
Aberdeen U.S. Small Cap Equity Fund - Class A (PRSCA)
ALLSPRING GLOBAL INVESTMENTS
Allspring Common Stock Fund - Class A (SACSA)
Allspring Growth Fund - Class A (SGRA)
Allspring Special Large Cap Value Fund - Administrative Class (WFAIVD)
Allspring Discovery Mid Cap Growth Fund - Class A (WFENAD)
Allspring Large Cap Core Fund - Class A (WFLCCA)
Allspring Large Cap Growth Fund - Class A (WFLGA)
AMERICAN CENTURY INVESTMENTS
American Century Disciplined Core Value Fund - Class A (ACIGA)
American Century Variable Portfolios, Inc. - American Century VP International Fund: Class II (ACVI2)
American Century Short-Term Government Fund: Investor Class (BSTG)
American Century Disciplined Core Value Fund - Investor Class (IGF)
American Century Growth Fund: Investor Class (TCG)
American Century International Growth Fund: Class A (TCIGA)
American Century International Growth Fund: Investor Class (TCIGR)
American Century Ultra(R) Fund: Investor Class (TCUL)
BNY MELLON INVESTMENT MANAGEMENT
BNY Mellon Appreciation Fund, Inc. - Investor Shares (DAF)
BNY Mellon Core Plus Fund - Class A (DMICPA)
BNY Mellon Balanced Opportunity Fund - Class Z (DPBOZ)
BNY Mellon Opportunistic Small Cap Fund - Investor Shares (DROSC)
BNY Mellon S&P 500 Index Fund (DSPI)
BNY Mellon Sustainable U.S. Equity Fund, Inc. - Class Z (DTC)
DELAWARE FUNDS BY MACQUARIE
Delaware High-Yield Opportunities Fund: Institutional Class (DWHYOI)
FEDERATED HERMES, INC.
Federated Hermes Corporate Bond Fund - Class F Shares (FBDF)
Federated Hermes Equity Income Fund - Class F Shares (FEQIF)
Federated Hermes Opportunistic High Yield Bond Fund - Service Shares (FHYT)
Federated Hermes Intermediate Corporate Bond Fund: Service Shares (FIIF)
FIDELITY INVESTMENTS
Fidelity Advisor Balanced Fund - Class M (FAB)
Fidelity Advisor Balanced Fund: Class A (FABA)
Fidelity Advisor Equity Growth Fund: Class A (FAEGA)
Fidelity Advisor Equity Income Fund - Class M (FAEI)

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

Fidelity Advisor Equity Income Fund: Class A (FAEIA)
Fidelity Advisor Growth Opportunities Fund - Class M (FAGO)
Fidelity Advisor Growth Opportunities Fund: Class A (FAGOA)
Fidelity Advisor High Income Advantage Fund - Class M (FAHY)
Fidelity Asset Manager 50% (FAM)
Fidelity Advisor Overseas Fund: Class A (FAOA)
Fidelity Capital & Income Fund (FCI)
Fidelity Equity-Income Fund (FEI)
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)
Fidelity Magellan(R) Fund (FMG)
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 (FO2)
Fidelity Puritan Fund (FPR)
FRANKLIN TEMPLETON DISTRIBUTORS, INC.
Franklin Mutual U.S. Mid Cap Value Fund - Class A (FRBSI)
Franklin Small-Mid Cap Growth Fund: Class A (FSCG)
Templeton Foreign Fund - Class A (TFF)
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)
Franklin Mutual Series Fund, Inc. - Mutual Shares Fund - Class A (TMSF)
INVESCO INVESTMENTS
Invesco Real Estate Fund: Class A (AREA)
Invesco Small Cap Growth Fund: Investor Class (ASCGI)
Invesco Capital Appreciation Fund - Class A (OCAF)
Invesco Discovery Mid Cap Growth Fund - Class A (ODMCGA)
Invesco Global Fund - Class A (OGF)
Invesco Global Strategic Income Fund - Class A (OSI)
Invesco - Invesco V.I. Global Fund: Series II (OVGSS)
Invesco Equity and Income Fund: Class A (VKEIA)
Invesco Growth and Income Fund: Class A (VKGIA)
IVY INVESTMENTS
Delaware Ivy Small Cap Growth Fund - Class A (WRSCGA)
JANUS HENDERSON INVESTORS
Janus Henderson Forty Fund - Class T (JAFRT)
Janus Henderson Balanced Fund: Class S (JBS)
Janus Henderson Research Fund - Class T (JMERC)
Janus Henderson Overseas Fund - Class S (JOS)
Janus Henderson Global Research Fund - Class T (JWF)
Janus Henderson Global Research Fund - Class S (JWS)
LAZARD FUNDS
Lazard U.S. Small-Mid Cap Equity Portfolio: Open Shares (LSC)
MASSACHUSETTS FINANCIAL SERVICES CO.
MFS Income Fund - Class A (MSI)
NATIONWIDE FUNDS GROUP
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)
Nationwide Investor Destinations Aggressive Fund: Service Class (IDAS)
Nationwide Investor Destinations Conservative Fund: Service Class (IDCS)
Nationwide Investor Destinations Moderately Aggressive Fund: Service Class (IDMAS)
Nationwide Investor Destinations Moderately Conservative Fund: Service Class (IDMCS)
Nationwide Investor Destinations Moderate Fund: Service Class (IDMS)
Nationwide Government Money Market Fund - Investor Shares (MMF)
Nationwide Government Money Market Fund - Service Class (MMFR)
Nationwide Bond Fund - Institutional Service Class (NBF)
Nationwide Bond Index Fund: Class A (NBIXA)
Nationwide Fund - Institutional Service Class (NF)
Nationwide Fund - Class A (NFA)
Nationwide BNY Mellon Dynamic U.S. Core Fund - Class R6 (NGF)
Nationwide BNY Mellon Dynamic U.S. Core Fund - Class A (NGFA)

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

Nationwide International Index Fund: Class A (NIIXA)
Nationwide Inflation-Protected Securities Fund - Institutional Service Class (NIPSIS)
Nationwide S&P 500 Index Fund: Service Class (NIXR)
Nationwide Variable Insurance Trust - NVIT J.P. Morgan Mozaic(SM) Multi-Asset Fund: Class II (NJMMA2)
Nationwide Mid Cap Market Index Fund: Class A (NMCIXA)
Nationwide Small Cap Index Fund: Class A (NSCIXA)
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class II (NVCCN2)*
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class II (NVCMC2)*
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class II (NVCRB2)*
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II (NVDBL2)*
Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class II (NVMIG6)
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)*
NEUBERGER & BERMAN MANAGEMENT, INC.
Neuberger Berman Large Cap Growth Fund - Investor Class (NBGF)
Neuberger Berman Genesis Fund - Trust Class (NBGST)
Neuberger Berman Large Cap Growth Fund - Trust Class (NBGT)
Neuberger Berman Large Cap Value Fund - Trust Class (NBPT)
Neuberger Berman Sustainable Equity Fund: Trust Class (NBSRT)
Neuberger Berman - Short Duration Bond Fund - Investor Class (NLMB)
Neuberger Berman Large Cap Value Fund - Investor Class (PF)
PIMCO FUNDS
PIMCO Total Return Fund: Class A (PMTRA)
PUTNAM INVESTMENTS
Putnam Growth Opportunities Fund - Class A (PUGOA)
Putnam International Equity Fund: Class A (PUIGA)
VIRTUS MUTUAL FUNDS
Virtus Tactical Allocation Fund - Class A (VRTAA)

*	At December 31, 2022, contract owners were not invested in this fund.

There were no subaccounts with inception or liquidation dates for each of the years in the two-year period ended December 31, 2022.

There were no underlying mutual fund mergers for each of the years in the two-year period ending December 31, 2022.

For the one-year period ended December 31, 2022, the following subaccount name changes occurred:

Subaccount Abbreviation	Current Legal Name	Prior Legal Name	Effective Date
WFAIVD	Allspring Special Large Cap Value Fund - Administrative Class	Allspring Classic Value Fund - Administrative Class	9/30/2022
WFENAD	Allspring Discovery Mid Cap Growth Fund - Class A	Allspring Enterprise Fund - Class A	9/30/2022
FRBSI	Franklin Mutual U.S. Mid Cap Value Fund - Class A	Franklin Mutual U.S. Value Fund - Class A	9/30/2022
NVMIG6	Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class II	Nationwide Variable Insurance Trust - NVIT AllianzGI International Growth Fund: Class II	7/18/2022
NBGF	Neuberger Berman Large Cap Growth Fund - Investor Class	Neuberger Berman Guardian Fund - Investor Class	9/30/2022
NBGT	Neuberger Berman Large Cap Growth Fund - Trust Class	Neuberger Berman Guardian Fund - Trust Class	9/30/2022

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2022 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Calculation of Annuity Reserves

At each financial reporting date, the Separate Account financial statements include an aggregate amount of net assets allocated to future contract benefits for the contracts in the payout (annuitization) period. The payout (annuitization) period begins when amounts accumulated under the contract (the contract value) are applied according to the payment method selected by the contract owner.

Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 6%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(g) Adjustments to Maintain reserves (ATM)

Adjustments to Maintain reserves primarily represent timing related adjustments absorbed by the general account in order to maintain appropriate contract owner account balances.

(h) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were available to be issued with the Securities and Exchange Commission, and no subsequent events have occurred requiring accrual or disclosures.

(2) Expenses

The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the contract and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each contract are described in detail in the applicable prospectus. Maximum variable account charges for contracts offered through the Separate Account range from 1.30% to 2.55%.

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

Contract Charges
Recurring Variable Account Charges - assessed through a reduction in unit values	Equal, on an annualized basis, to 0.70% - 1.30% of the daily value of the allocations to the underlying fund options
Contract Maintenance Charge - assessed through a redemption of units	Up to $30 annually
Contingent Deferred Sales Charge - assessed on the amount of purchase payment surrendered	0.00% - 7.00%
Maximum Contingent Deferred Sales Charge Period	7 years
Maximum Guaranteed Lifetime Withdrawal Fee - assessed annually as a percentage of the benefit base through a reduction in unit values	1.20%
Rider Charges - annualized and assessed through either a reduction in unit value or the redemption of units
Seven Year CDSC Option	0.25%
Five Year CDSC Option	0.10%
Reduced Purchase Payment Option	0.25% - 0.30%
Five-Year Reset Death Benefit Option	0.05%
One-Year Enhanced Death Benefit Option	0.15%
Greater of One-Year or 5% Enhanced Death Benefit Option	0.20%
One-Year Step Up Death Benefit Option	0.10%
Guaranteed Minimum Income Benefit Option 1	0.45%
Guaranteed Minimum Income Benefit Option 2	0.30%
Beneficiary Protector Option	0.40%

(3) Annuity Benefits

Annuity benefit proceeds result in a redemption of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account.

(4) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Separate Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Separate Account at the direction of the contract owner. For the years ended December 31, 2022 and 2021, total transfers to the Separate Account from the fixed account were $353,251 and $146,856, respectively, and total transfers from the Separate Account to the fixed account were $676,909 and $393,993, respectively. Transfers from the Separate Account to the fixed account are included in redemptions, and transfers to the Separate Account from the fixed account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

(5) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quotes prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quotes prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secures Overnight Financing Rate, prime rates, cash flows, maturity dates, callability, estimated prepayments and/or underlying collateral values.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The investments used by all subaccounts are mutual funds and are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair values. As such, all funds are classified as Level 1 Investments.

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2022 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments
ADGFIS	$350,222	$386,678
ADUES	1,373,374	1,436,959
PRSCA	1,407,051	1,569,093
SACSA	227,802	239,952
SGRA	42,160	92,364
WFAIVD	46,399	56,066
WFENAD	10,938	13,720
WFLCCA	16,715	4,853
WFLGA	257,459	139,826
ACIGA	79,898	322,624
ACVI2	228,201	111,485
BSTG	100,358	93,568
IGF	133,024	412,532
TCG	261,256	509,944
TCIGA	1,214	3,013
TCIGR	7,416	16,417
TCUL	651,748	913,562
DAF	260,151	576,125
DMICPA	50,697	243,218
DPBOZ	34,705	32,064
DROSC	1,928	913
DSPI	1,691,774	1,013,809
DTC	39,026	20,207
DWHYOI	519,203	814,480
FBDF	1,431,354	1,715,215
FEQIF	578	4,284
FHYT	136,683	150,641
FIIF	7,828	38,058
FAB	1,888,956	1,515,993
FABA	170,097	185,306
FAEGA	1,501,211	1,432,914
FAEI	1,697,647	1,533,352
FAEIA	1,604,700	1,542,083
FAGO	5,163,114	5,245,365
FAGOA	1,291,771	1,370,830
FAHY	511,263	485,767
FAM	1,113,644	1,147,323
FAOA	818	916
FCI	40,557	32,814
FEI	856,775	1,272,154
FHIP	985	1,604
FMG	7,821,217	7,886,850
FO2	1,915,644	1,990,402
FPR	7,619,160	7,741,869
FRBSI	78,230	205,969
FSCG	84,661	75,298

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

TFF	450,347	521,483
TIF2	72,944	143,783
TMSF	316,052	333,850
AREA	624,721	644,172
ASCGI	332,023	392,217
OCAF	1,257,385	1,430,781
ODMCGA	4,539,778	5,316,019
OGF	1,140,168	1,226,062
OSI	362,892	385,205
OVGSS	942,154	485,783
VKEIA	48,991	38,973
VKGIA	1,051,178	1,235,036
WRSCGA	13,363	110,070
JAFRT	59,512	1,571,259
JBS	182,177	340,571
JMERC	18,228	295,611
JOS	59,759	90,853
JWF	58,636	97,669
JWS	217,651	254,653
LSC	2,375,978	2,442,160
MSI	784,183	1,192,245
GVDMA	1,249,594	191,146
GVDMC	904,334	778,922
GVIDA	684,863	79,018
GVIDC	618,942	636,088
GVIDM	1,215,286	184,358
IDAS	920,693	1,206,881
IDCS	402,646	456,503
IDMAS	155,631	316,501
IDMCS	406,693	439,782
IDMS	88,449	675,772
MMF	1,424,554	1,197,140
MMFR	658,627	302,034
NBF	1,079,531	1,299,434
NBIXA	252,995	271,568
NF	786,322	954,509
NFA	835,308	954,320
NGF	50,339	105,791
NGFA	773,091	837,639
NIIXA	4,220	4,364
NIPSIS	1,434,076	1,519,526
NIXR	352,125	440,963
NJMMA2	7,218	5,276
NMCIXA	993,673	1,116,945
NSCIXA	484,059	605,549
NVMIG6	508,609	587,636
NVTIV3	354,680	290,290
NBGF	98,317	318,654
NBGST	640,549	686,305
NBGT	10,158	4,907
NBPT	236,350	503,663
NBSRT	84,794	111,943
NLMB	131,116	4,953
PF	244,235	436,695
PMTRA	84,290	87,508
PUGOA	105,804	111,669
PUIGA	29	119
VRTAA	497,133	588,446

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

(6) Financial Highlights

The Company offers several variable annuity products through the Separate Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2022, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2022. The information is presented as a value or range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a value or range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented. Contract Owners’ Equity presented below may not agree to the Contract Owners’ Equity presented in the Statements of Changes in Contract Owners’ Equity due to reserves for annuity contracts in payout.

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Aberdeen Global Absolute Return Strategies Fund - Institutional Service Class (ADGFIS)
2022	1.30%			29,797	$10.54			$314,051	0.00%	-11.16%
2021	1.30%			32,637	11.86			387,184	0.11%	-3.64%
2020	1.30%			31,525	12.31			388,115	0.22%	4.99%
2019	1.30%			36,198	11.73			424,472	3.35%	5.87%
2018	1.30%			34,972	11.08			387,374	4.55%	-0.35%
Aberdeen U.S. Sustainable Leaders Fund - Institutional Service Class (ADUES)
2022	1.30%			40,002	28.45			1,138,236	0.00%	-27.51%
2021	1.30%			42,041	39.25			1,650,220	0.00%	23.42%
2020	1.30%			48,017	31.80			1,527,120	0.00%	24.16%
2019	1.30%			57,439	25.62			1,471,309	0.25%	35.14%
2018	1.30%			64,397	18.95			1,220,581	0.33%	-7.72%
Aberdeen U.S. Small Cap Equity Fund - Class A (PRSCA)
2022	0.95%	to	1.50%	17,462	55.86	to	49.23	1,062,084	0.00%	-26.86%	to	-27.27%
2021	0.95%	to	1.50%	20,996	76.37	to	67.69	1,757,129	0.00%	29.38%	to	28.66%
2020	0.95%	to	1.50%	24,320	59.03	to	52.61	1,592,010	0.00%	25.74%	to	25.05%
2019	0.95%	to	1.50%	26,748	46.94	to	42.07	1,389,822	0.00%	23.53%	to	22.84%
2018	0.95%	to	1.50%	31,858	38.00	to	34.25	1,351,623	0.01%	-14.19%	to	-14.67%
Allspring Common Stock Fund - Class A (SACSA)
2022	0.95%	to	1.90%	88,981	16.11	to	15.04	1,401,295	0.00%	-18.33%	to	-19.12%
2021	0.95%	to	1.90%	101,165	19.73	to	18.59	1,957,054	0.00%	20.42%	to	19.27%
2020	0.95%	to	1.90%	108,334	16.38	to	15.59	1,746,013	0.00%	14.26%	to	13.17%
2019	0.95%	to	1.90%	134,988	14.34	to	13.77	1,908,830	0.01%	25.99%	to	24.78%
2018	0.95%	to	1.90%	151,992	11.38	to	11.04	1,711,553	0.00%	-10.81%	to	-11.67%
Allspring Growth Fund - Class A (SGRA)
2022	0.95%	to	1.45%	29,745	17.34	to	16.73	509,191	0.00%	-37.72%	to	-38.04%
2021	0.95%	to	1.45%	33,490	27.85	to	26.99	921,153	0.00%	6.39%	to	5.85%
2020	0.95%	to	1.45%	36,039	26.18	to	25.50	932,969	0.00%	47.50%	to	46.75%
2019	0.95%	to	1.50%	41,316	17.75	to	17.34	726,397	0.00%	35.79%	to	35.03%
2018	0.95%	to	1.45%	53,322	13.07	to	12.86	691,673	0.00%	-0.82%	to	-1.32%
Allspring Special Large Cap Value Fund - Administrative Class (WFAIVD)
2022	1.30%			26,054	21.46			558,994	1.04%	-7.60%
2021	1.30%			28,341	23.22			658,078	0.85%	22.36%
2020	1.30%			30,225	18.98			573,587	1.36%	-0.09%
2019	1.30%			33,125	18.99			629,180	1.05%	30.84%
2018	1.30%			34,873	14.52			506,253	1.04%	-6.75%
Allspring Discovery Mid Cap Growth Fund - Class A (WFENAD)
2022	1.10%	to	1.50%	8,343	15.40	to	14.96	125,646	0.00%	-42.56%	to	-42.79%
2021	1.10%	to	1.50%	8,340	26.82	to	26.15	219,555	0.00%	1.95%	to	1.54%
2020	1.10%	to	1.50%	8,159	26.30	to	25.76	211,322	0.00%	56.58%	to	55.95%
2019	1.10%	to	1.50%	6,079	16.80	to	16.52	100,888	0.00%	39.12%	to	38.55%
2018	0.95%	to	1.50%	7,187	12.13	to	11.92	86,176	0.00%	-6.93%	to	-7.45%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Allspring Large Cap Core Fund - Class A (WFLCCA)
2022	0.95%	to	1.45%	5,346	17.32	to	16.70	90,426	0.80%	-14.97%	to	-15.40%
2021	0.95%	to	1.45%	5,200	20.37	to	19.74	103,796	0.25%	29.74%	to	29.08%
2020	0.95%	to	1.45%	7,430	15.70	to	15.29	114,815	1.06%	7.05%	to	6.51%
2019	0.95%	to	1.45%	8,525	14.66	to	14.36	123,417	1.73%	26.42%	to	25.78%
2018	0.95%	to	1.45%	9,994	11.60	to	11.41	114,783	0.83%	-9.60%	to	-10.06%
Allspring Large Cap Growth Fund - Class A (WFLGA)
2022	1.30%			117,758	16.42			1,933,225	0.00%	-31.87%
2021	1.30%			121,165	24.10			2,919,601	0.00%	14.13%
2020	1.30%			149,538	21.11			3,157,170	0.00%	30.44%
2019	1.30%			152,808	16.19			2,473,272	0.00%	30.98%
2018	1.30%			168,676	12.36			2,084,407	0.00%	-0.68%
American Century Disciplined Core Value Fund - Class A (ACIGA)
2022	0.95%	to	1.90%	52,754	25.96	to	20.86	1,298,399	1.47%	-13.65%	to	-14.48%
2021	0.95%	to	1.90%	62,665	30.06	to	24.40	1,783,896	0.81%	22.21%	to	21.04%
2020	0.95%	to	1.90%	64,070	24.60	to	20.16	1,495,976	1.68%	10.54%	to	9.48%
2019	0.95%	to	1.90%	65,158	22.25	to	18.41	1,380,115	1.82%	22.54%	to	21.37%
2018	0.95%	to	1.90%	67,685	18.16	to	15.17	1,171,845	1.59%	-7.99%	to	-8.87%
American Century Variable Portfolios, Inc. - American Century VP International Fund: Class II (ACVI2)
2022	0.95%	to	1.65%	93,128	11.92	to	11.29	1,080,985	1.30%	-25.57%	to	-26.10%
2021	0.95%	to	1.65%	97,547	16.02	to	15.28	1,526,678	0.01%	7.57%	to	6.81%
2020	0.95%	to	1.65%	95,299	14.89	to	14.30	1,391,359	0.38%	24.46%	to	23.58%
2019	0.95%	to	1.65%	96,842	11.96	to	11.57	1,140,160	0.73%	26.92%	to	26.03%
2018	0.95%	to	1.65%	102,286	9.43	to	9.18	952,173	1.12%	-16.10%	to	-16.70%
American Century Short-Term Government Fund: Investor Class (BSTG)
2022	0.95%	to	1.90%	46,406	12.87	to	10.35	858,851	1.48%	-4.87%	to	-5.78%
2021	0.95%	to	1.90%	47,502	13.53	to	10.98	900,523	0.37%	-1.04%	to	-1.99%
2020	0.95%	to	1.90%	52,758	13.67	to	11.20	983,375	0.71%	2.37%	to	1.38%
2019	0.95%	to	1.90%	56,103	13.36	to	11.05	1,022,212	1.82%	1.94%	to	0.96%
2018	0.95%	to	1.90%	37,634	13.10	to	10.95	783,804	1.71%	0.15%	to	-0.82%
American Century Disciplined Core Value Fund - Investor Class (IGF)
2022	1.30%			60,415	51.48			3,110,201	1.76%	-13.74%
2021	1.30%			66,281	59.68			3,955,683	1.05%	22.10%
2020	1.30%			68,880	48.88			3,366,863	1.91%	10.43%
2019	1.30%			75,949	44.26			3,361,848	2.05%	22.37%
2018	1.30%			89,131	36.17			3,224,148	1.84%	-8.07%
American Century Growth Fund: Investor Class (TCG)
2022	0.95%	to	1.50%	43,548	25.76	to	22.71	5,054,969	0.00%	-32.08%	to	-32.46%
2021	0.95%	to	1.50%	48,989	37.93	to	33.62	8,035,343	0.00%	26.28%	to	25.58%
2020	0.95%	to	1.50%	52,292	30.04	to	26.77	7,348,924	0.14%	33.93%	to	33.18%
2019	0.95%	to	1.50%	76,342	22.43	to	20.10	6,228,712	0.26%	34.11%	to	33.37%
2018	0.95%	to	1.50%	79,178	16.72	to	15.07	4,983,594	0.22%	-2.57%	to	-3.11%
American Century International Growth Fund: Class A (TCIGA)
2022	1.10%	to	1.50%	3,331	13.15	to	11.99	41,870	0.54%	-26.02%	to	-26.32%
2021	1.10%	to	1.50%	3,522	17.77	to	16.28	60,029	0.39%	6.96%	to	6.53%
2020	1.10%	to	1.50%	3,543	16.62	to	15.28	56,555	0.00%	23.90%	to	23.40%
2019	1.10%	to	1.50%	3,941	13.41	to	12.38	50,729	0.00%	26.67%	to	26.16%
2018	1.10%	to	1.50%	4,027	10.59	to	9.82	41,018	0.65%	-16.70%	to	-17.03%
American Century International Growth Fund: Investor Class (TCIGR)
2022	1.30%			6,766	38.34			259,417	0.61%	-25.96%
2021	1.30%			7,055	51.79			365,350	0.62%	7.00%
2020	1.30%			7,395	48.40			357,909	0.02%	23.96%
2019	1.30%			7,942	39.04			310,076	0.08%	26.70%
2018	1.30%			9,197	30.82			283,411	0.97%	-16.61%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
American Century Ultra(R) Fund: Investor Class (TCUL)
2022	0.95%	to	1.65%	123,937	28.18	to	23.99	7,323,054	0.00%	-33.10%	to	-33.58%
2021	0.95%	to	1.65%	133,846	42.12	to	36.12	11,822,688	0.00%	22.04%	to	21.18%
2020	0.95%	to	1.65%	153,239	34.51	to	29.81	11,002,720	0.00%	48.35%	to	47.31%
2019	0.95%	to	1.65%	188,556	23.26	to	20.23	8,803,898	0.00%	33.32%	to	32.38%
2018	0.95%	to	1.65%	208,758	17.45	to	15.29	7,182,418	0.00%	-0.30%	to	-1.01%
BNY Mellon Appreciation Fund, Inc. - Investor Shares (DAF)
2022	0.95%	to	1.90%	70,940	31.27	to	25.13	2,410,809	0.53%	-18.72%	to	-19.50%
2021	0.95%	to	1.90%	83,819	38.47	to	31.22	3,578,977	0.35%	25.82%	to	24.61%
2020	0.95%	to	1.90%	87,442	30.57	to	25.05	2,980,573	0.67%	22.83%	to	21.65%
2019	0.95%	to	1.90%	93,055	24.89	to	20.59	2,599,160	1.01%	33.86%	to	32.58%
2018	0.95%	to	1.90%	108,536	18.59	to	15.53	2,290,142	1.14%	-7.28%	to	-8.17%
BNY Mellon Core Plus Fund - Class A (DMICPA)
2022	1.30%			80,376	9.95			799,845	2.80%	-14.79%
2021	1.30%			100,974	11.68			1,179,198	2.16%	-2.14%
2020	1.30%			106,789	11.93			1,274,348	2.25%	7.95%
2019	1.30%			92,385	11.05			1,021,273	2.89%	9.43%
2018	1.30%			87,613	10.10			885,028	2.83%	1.02%		*	***
BNY Mellon Balanced Opportunity Fund - Class Z (DPBOZ)
2022	0.95%	to	1.60%	24,660	21.26	to	18.88	491,030	1.16%	-16.61%	to	-17.15%
2021	0.95%	to	1.60%	25,559	25.49	to	22.79	612,699	0.40%	13.75%	to	13.01%
2020	0.95%	to	1.60%	25,798	22.41	to	20.16	545,329	0.88%	9.51%	to	8.80%
2019	0.95%	to	1.60%	29,000	20.46	to	18.53	562,067	1.43%	19.05%	to	18.27%
2018	0.95%	to	1.60%	31,957	17.19	to	15.67	522,469	1.13%	-4.92%	to	-5.55%
BNY Mellon Opportunistic Small Cap Fund - Investor Shares (DROSC)
2022	0.95%	to	1.50%	1,920	27.16	to	25.54	49,517	0.00%	-18.30%	to	-18.75%
2021	0.95%	to	1.50%	1,925	33.24	to	31.43	61,054	0.00%	14.92%	to	14.28%
2020	0.95%	to	1.50%	1,949	28.93	to	27.50	54,046	0.21%	17.85%	to	17.20%
2019	0.95%	to	1.50%	2,712	24.55	to	23.47	64,379	0.17%	19.96%	to	19.30%
2018	0.95%	to	1.50%	2,955	20.46	to	19.67	58,881	0.00%	-20.27%	to	-20.71%
BNY Mellon S&P 500 Index Fund (DSPI)
2022	1.30%			147,486	92.23			13,602,068	1.16%	-19.59%
2021	1.30%			153,460	114.70			17,601,597	0.94%	26.42%
2020	1.30%			160,456	90.73			14,558,334	1.41%	16.24%
2019	1.30%			184,395	78.05			14,392,848	1.59%	29.17%
2018	1.30%			194,994	60.43			11,783,260	1.45%	-6.12%
BNY Mellon Sustainable U.S. Equity Fund, Inc. - Class Z (DTC)
2022	0.95%	to	1.45%	8,652	19.93	to	17.77	325,050	0.52%	-23.66%	to	-24.04%
2021	0.95%	to	1.45%	9,252	26.11	to	23.39	443,085	0.54%	25.45%	to	24.82%
2020	0.95%	to	1.45%	12,325	20.81	to	18.74	459,298	0.83%	23.04%	to	22.42%
2019	0.95%	to	1.45%	13,266	16.91	to	15.31	430,399	1.25%	32.73%	to	32.06%
2018	0.95%	to	1.45%	14,116	12.74	to	11.59	352,255	1.62%	-5.33%	to	-5.81%
Delaware High-Yield Opportunities Fund: Institutional Class (DWHYOI)
2022	1.30%			17,425	22.00			383,354	5.77%	-11.81%
2021	1.30%			30,908	24.95			771,011	4.93%	3.98%
2020	1.30%			30,650	23.99			735,339	5.55%	5.85%
2019	1.30%			35,104	22.67			795,652	5.67%	14.66%
2018	1.30%			34,618	19.77			684,311	5.91%	-5.62%
Federated Hermes Corporate Bond Fund - Class F Shares (FBDF)
2022	0.95%	to	2.05%	42,483	24.08	to	18.70	1,022,825	3.40%	-15.44%	to	-16.38%
2021	0.95%	to	2.05%	55,144	28.48	to	22.36	1,581,069	3.13%	-1.02%	to	-2.12%
2020	0.95%	to	2.05%	58,988	28.78	to	22.85	1,709,016	3.27%	7.79%	to	6.60%
2019	0.95%	to	2.05%	64,676	26.70	to	21.43	1,748,450	3.70%	12.77%	to	11.52%
2018	0.95%	to	2.05%	61,571	23.67	to	19.22	1,484,125	3.61%	-3.87%	to	-4.95%
Federated Hermes Equity Income Fund - Class F Shares (FEQIF)
2022	1.20%			431	19.38			8,352	0.94%	-9.34%
2021	1.20%			626	21.38			13,381	0.66%	19.17%
2020	1.20%			626	17.94			11,228	1.07%	4.83%
2019	1.20%			626	17.11			10,710	1.90%	19.55%
2018	1.20%			626	14.31			8,959	1.36%	-13.01%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Federated Hermes Opportunistic High Yield Bond Fund - Service Shares (FHYT)
2022	0.95%	to	1.90%	52,812	29.02	to	23.33	1,385,745	5.02%	-13.08%	to	-13.91%
2021	0.95%	to	1.90%	55,674	33.39	to	27.10	1,688,341	4.15%	6.79%	to	5.77%
2020	0.95%	to	1.90%	58,480	31.27	to	25.62	1,667,768	5.00%	5.67%	to	4.66%
2019	0.95%	to	1.90%	67,741	29.59	to	24.48	1,833,647	4.98%	14.19%	to	13.10%
2018	0.95%	to	1.90%	66,418	25.91	to	21.65	1,583,372	5.33%	-5.59%	to	-6.50%
Federated Hermes Intermediate Corporate Bond Fund: Service Shares (FIIF)
2022	0.95%	to	1.90%	11,258	18.49	to	14.93	192,700	2.21%	-10.58%	to	-11.43%
2021	0.95%	to	1.90%	12,993	20.68	to	16.85	249,777	1.73%	-2.43%	to	-3.37%
2020	0.95%	to	1.90%	12,663	21.20	to	17.44	250,284	2.28%	6.37%	to	5.35%
2019	0.95%	to	1.90%	13,257	19.93	to	16.55	246,759	2.71%	8.39%	to	7.35%
2018	0.95%	to	1.90%	11,498	18.38	to	15.42	198,523	2.85%	-1.68%	to	-2.63%
Fidelity Advisor Balanced Fund - Class M (FAB)
2022	1.30%			36,135	36.90			1,333,285	0.74%	-19.73%
2021	1.30%			29,158	45.97			1,340,374	0.23%	16.07%
2020	1.30%			27,476	39.60			1,088,186	0.80%	20.23%
2019	1.30%			27,667	32.94			911,360	1.11%	21.79%
2018	1.30%			31,095	27.05			841,037	0.94%	-5.89%
Fidelity Advisor Balanced Fund: Class A (FABA)
2022	0.95%	to	1.45%	5,666	27.86	to	24.84	149,198	0.99%	-19.23%	to	-19.64%
2021	0.95%	to	1.45%	6,200	34.49	to	30.91	202,720	0.50%	16.78%	to	16.19%
2020	0.95%	to	1.45%	6,303	29.53	to	26.60	177,024	1.07%	20.95%	to	20.34%
2019	0.95%	to	1.45%	6,361	24.42	to	22.10	148,093	1.39%	22.58%	to	21.96%
2018	0.95%	to	1.50%	6,693	19.92	to	17.95	127,273	1.23%	-5.36%	to	-5.89%
Fidelity Advisor Equity Growth Fund: Class A (FAEGA)
2022	0.95%	to	1.65%	44,588	28.66	to	24.48	1,205,875	0.00%	-25.38%	to	-25.90%
2021	0.95%	to	1.65%	44,029	38.41	to	33.03	1,597,761	0.00%	21.56%	to	20.70%
2020	0.95%	to	1.65%	46,729	31.59	to	27.37	1,399,944	0.00%	42.06%	to	41.06%
2019	0.95%	to	1.65%	48,026	22.24	to	19.40	1,016,248	0.00%	32.41%	to	31.48%
2018	0.95%	to	1.65%	55,280	16.80	to	14.76	882,218	0.00%	-1.40%	to	-2.10%
Fidelity Advisor Equity Income Fund - Class M (FAEI)
2022	1.30%			29,341	47.36			1,389,449	1.59%	-2.86%
2021	1.30%			28,119	48.75			1,370,748	1.47%	20.17%
2020	1.30%			33,344	40.57			1,352,666	2.15%	-0.33%
2019	1.30%			35,561	40.70			1,447,376	2.12%	25.21%
2018	1.30%			36,603	32.51			1,189,815	1.99%	-11.77%
Fidelity Advisor Equity Income Fund: Class A (FAEIA)
2022	0.95%	to	1.90%	45,161	33.11	to	26.61	1,387,951	1.88%	-2.30%	to	-3.23%
2021	0.95%	to	1.90%	46,753	33.89	to	27.50	1,471,594	1.82%	20.90%	to	19.74%
2020	0.95%	to	1.90%	50,072	28.03	to	22.97	1,308,186	2.47%	0.26%	to	-0.70%
2019	0.95%	to	1.90%	52,922	27.96	to	23.13	1,382,899	2.36%	25.97%	to	24.76%
2018	0.95%	to	1.90%	63,901	22.19	to	18.54	1,331,028	2.30%	-11.26%	to	-12.12%
Fidelity Advisor Growth Opportunities Fund - Class M (FAGO)
2022	1.30%			66,096	55.91			3,695,743	0.00%	-39.36%
2021	1.30%			68,885	92.21			6,351,580	0.00%	9.70%
2020	1.30%			82,936	84.06			6,971,213	0.00%	66.01%
2019	1.30%			84,646	50.63			4,285,861	0.00%	38.13%
2018	1.30%			85,469	36.66			3,132,940	0.00%	12.33%
Fidelity Advisor Growth Opportunities Fund: Class A (FAGOA)
2022	0.95%	to	1.50%	29,421	34.66	to	30.55	956,638	0.00%	-38.99%	to	-39.33%
2021	0.95%	to	1.50%	32,210	56.82	to	50.36	1,716,999	0.00%	10.34%	to	9.73%
2020	0.95%	to	1.50%	37,492	51.49	to	45.89	1,817,797	0.00%	67.01%	to	66.08%
2019	0.95%	to	1.50%	37,434	30.83	to	27.63	1,092,051	0.00%	38.93%	to	38.16%
2018	0.95%	to	1.50%	30,026	22.19	to	20.00	632,498	0.00%	12.99%	to	12.36%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Fidelity Advisor High Income Advantage Fund - Class M (FAHY)
2022	1.10%	to	1.90%	11,178	33.23	to	27.64	455,622	4.12%	-11.47%	to	-12.18%
2021	1.10%	to	1.90%	11,331	37.53	to	31.47	522,788	2.97%	10.02%	to	9.13%
2020	0.95%	to	1.90%	13,949	35.20	to	28.84	563,680	3.83%	7.61%	to	6.58%
2019	0.95%	to	1.90%	14,074	32.71	to	27.06	530,944	4.34%	16.30%	to	15.19%
2018	1.10%	to	1.90%	13,866	27.34	to	23.49	453,736	5.20%	-6.46%	to	-7.22%
Fidelity Asset Manager 50% (FAM)
2022	1.30%			23,125	39.84			921,367	2.10%	-16.07%
2021	1.30%			25,365	47.47			1,204,105	1.49%	8.43%
2020	1.30%			27,960	43.78			1,224,154	1.35%	13.23%
2019	1.30%			30,938	38.67			1,196,281	1.83%	16.72%
2018	1.30%			33,829	33.13			1,120,701	1.66%	-6.61%
Fidelity Advisor Overseas Fund: Class A (FAOA)
2022	1.25%	to	1.45%	54	15.67	to	14.98	829	0.37%	-25.55%	to	-25.70%
2021	1.25%	to	1.50%	56	21.04	to	19.94	1,154	0.00%	17.44%	to	17.14%
2020	1.25%	to	1.50%	56	17.92	to	17.02	983	0.00%	13.27%	to	12.99%
2019	1.25%	to	1.50%	56	15.82	to	15.06	869	1.47%	25.79%	to	25.47%
2018	1.20%	to	1.50%	63	12.69	to	12.01	793	0.85%	-16.09%	to	-16.35%
Fidelity Capital & Income Fund (FCI)
2022	1.30%			1,018	183.22			186,521	4.48%	-11.64%
2021	1.30%			1,072	207.36			222,286	3.40%	10.20%
2020	1.30%			1,216	188.16			228,808	4.15%	8.81%
2019	1.30%			1,226	172.93			212,017	4.39%	17.39%
2018	1.30%			1,250	147.31			184,140	4.75%	-7.01%
Fidelity Equity-Income Fund (FEI)
2022	1.30%			18,937	250.33			4,740,480	1.83%	-6.31%
2021	1.30%			21,208	267.17			5,666,240	1.54%	22.77%
2020	1.30%			25,056	217.63			5,452,937	1.68%	5.39%
2019	1.30%			26,064	206.49			5,382,040	1.89%	26.24%
2018	1.30%			28,326	163.57			4,633,383	2.35%	-9.61%
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)
2022	1.30%			10	42.84			428	3.10%	-12.52%
2021	1.30%			24	48.97			1,175	4.61%	3.05%
2020	1.30%			38	47.52			1,806	4.44%	1.41%
2019	1.30%			55	46.86			2,577	4.72%	13.61%
2018	1.30%			69	41.25			2,846	5.63%	-4.55%
Fidelity Magellan(R) Fund (FMG)
2022	1.30%			80,299	77.93			6,257,645	0.24%	-28.10%
2021	1.30%			85,966	108.38			9,317,174	0.00%	25.33%
2020	1.30%			93,663	86.48			8,099,517	0.00%	26.67%
2019	1.30%			101,880	68.27			6,955,133	0.45%	29.46%
2018	1.30%			113,180	52.73			5,968,526	0.56%	-6.84%
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 (FO2)
2022	0.95%	to	1.65%	131,376	12.14	to	11.50	1,552,718	0.84%	-25.40%	to	-25.92%
2021	0.95%	to	1.65%	140,692	16.27	to	15.52	2,236,690	0.33%	18.26%	to	17.42%
2020	0.95%	to	1.65%	160,474	13.76	to	13.22	2,165,171	0.22%	14.24%	to	13.43%
2019	0.95%	to	1.65%	163,313	12.05	to	11.65	1,935,601	1.48%	26.29%	to	25.40%
2018	0.95%	to	1.65%	180,351	9.54	to	9.29	1,698,786	1.25%	-15.87%	to	-16.47%
Fidelity Puritan Fund (FPR)
2022	1.30%			72,883	78.23			5,701,997	1.41%	-18.31%
2021	1.30%			81,751	95.77			7,829,354	0.96%	17.39%
2020	1.30%			96,892	81.58			7,904,669	1.19%	19.00%
2019	1.30%			101,414	68.56			6,952,860	1.58%	19.68%
2018	1.30%			112,567	57.29			6,448,696	1.53%	-5.42%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Franklin Mutual U.S. Mid Cap Value Fund - Class A (FRBSI)
2022	0.95%	to	1.65%	27,493	42.97	to	36.70	1,091,528	0.94%	-7.64%	to	-8.29%
2021	0.95%	to	1.65%	31,488	46.53	to	40.02	1,360,672	1.16%	26.47%	to	25.58%
2020	0.95%	to	1.65%	32,113	36.79	to	31.87	1,103,159	4.03%	-3.39%	to	-4.07%
2019	0.95%	to	1.65%	35,356	38.08	to	33.22	1,260,997	1.53%	23.30%	to	22.43%
2018	0.95%	to	1.65%	38,537	30.88	to	27.13	1,119,069	1.18%	-13.28%	to	-13.90%
Franklin Small-Mid Cap Growth Fund: Class A (FSCG)
2022	0.95%	to	1.80%	45,769	23.58	to	19.40	993,341	0.00%	-34.34%	to	-34.91%
2021	0.95%	to	1.80%	47,324	35.92	to	29.80	1,573,726	0.00%	8.86%	to	7.93%
2020	0.95%	to	1.80%	53,598	33.00	to	27.61	1,648,650	0.00%	54.48%	to	53.15%
2019	0.95%	to	1.80%	54,476	21.36	to	18.03	1,089,786	0.00%	30.56%	to	29.44%
2018	0.95%	to	1.80%	62,284	16.36	to	13.93	962,905	0.00%	-5.51%	to	-6.33%
Templeton Foreign Fund - Class A (TFF)
2022	0.95%	to	1.50%	16,973	20.62	to	18.17	457,505	1.18%	-4.50%	to	-5.03%
2021	0.95%	to	1.50%	18,863	21.59	to	19.13	539,637	3.59%	4.07%	to	3.49%
2020	0.95%	to	1.50%	21,065	20.74	to	18.49	581,758	1.47%	-1.43%	to	-1.98%
2019	0.95%	to	1.65%	22,304	21.05	to	18.31	623,596	3.15%	11.39%	to	10.61%
2018	0.95%	to	1.65%	25,715	18.89	to	16.55	647,117	2.20%	-15.81%	to	-16.41%
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)
2022	0.95%	to	1.65%	127,127	8.51	to	8.00	1,050,678	3.10%	-8.48%	to	-9.13%
2021	0.95%	to	1.65%	138,512	9.30	to	8.81	1,254,721	1.86%	3.17%	to	2.44%
2020	0.95%	to	1.65%	144,176	9.01	to	8.60	1,270,667	3.37%	-2.10%	to	-2.79%
2019	0.95%	to	1.65%	142,048	9.21	to	8.84	1,283,217	1.71%	11.46%	to	10.67%
2018	0.95%	to	1.65%	171,382	8.26	to	7.99	1,393,865	2.59%	-16.25%	to	-16.85%
Franklin Mutual Series Fund, Inc. - Mutual Shares Fund - Class A (TMSF)
2022	0.95%	to	1.90%	91,741	30.92	to	24.85	2,833,876	1.27%	-8.23%	to	-9.11%
2021	0.95%	to	1.90%	99,594	33.69	to	27.34	3,359,199	3.02%	17.94%	to	16.81%
2020	0.95%	to	1.90%	102,684	28.56	to	23.41	2,948,122	1.96%	-5.50%	to	-6.41%
2019	0.95%	to	1.90%	111,140	30.23	to	25.01	3,390,590	2.33%	21.70%	to	20.53%
2018	0.95%	to	1.90%	121,736	24.84	to	20.75	3,055,225	1.55%	-10.04%	to	-10.91%
Invesco Real Estate Fund: Class A (AREA)
2022	0.95%	to	1.65%	24,812	17.79	to	16.38	424,957	0.81%	-25.52%	to	-26.04%
2021	0.95%	to	1.90%	27,989	23.88	to	21.56	645,691	0.96%	39.65%	to	38.31%
2020	0.95%	to	1.90%	28,184	17.10	to	15.59	467,396	1.51%	-11.62%	to	-12.47%
2019	0.95%	to	1.90%	32,033	19.35	to	17.81	601,965	1.55%	26.56%	to	25.35%
2018	0.95%	to	1.90%	36,108	15.29	to	14.21	538,034	1.31%	-6.56%	to	-7.47%
Invesco Small Cap Growth Fund: Investor Class (ASCGI)
2022	0.95%	to	1.65%	9,709	30.04	to	26.68	273,824	0.00%	-36.20%	to	-36.65%
2021	0.95%	to	1.65%	11,511	47.09	to	42.11	514,327	0.00%	6.41%	to	5.65%
2020	0.95%	to	1.65%	13,365	44.25	to	39.86	566,140	0.00%	55.62%	to	54.52%
2019	0.95%	to	1.65%	12,428	28.44	to	25.80	340,606	0.00%	23.16%	to	22.29%
2018	0.95%	to	1.65%	15,651	23.09	to	21.09	349,273	0.00%	-9.90%	to	-10.54%
Invesco Capital Appreciation Fund - Class A (OCAF)
2022	0.95%	to	1.80%	42,943	22.17	to	18.30	888,778	0.00%	-31.75%	to	-32.34%
2021	0.95%	to	1.80%	50,498	32.49	to	27.05	1,541,541	0.00%	21.18%	to	20.14%
2020	0.95%	to	1.80%	52,854	26.81	to	22.52	1,337,687	0.00%	34.99%	to	33.83%
2019	0.95%	to	1.80%	56,766	19.86	to	16.82	1,066,303	0.00%	34.77%	to	33.61%
2018	0.95%	to	1.80%	61,506	14.74	to	12.59	859,493	0.00%	-6.86%	to	-7.66%
Invesco Discovery Mid Cap Growth Fund - Class A (ODMCGA)
2022	0.95%	to	1.65%	338,427	11.96	to	11.73	4,011,679	0.00%	-31.75%	to	-32.23%
2021	0.95%	to	1.65%	367,629	17.52	to	17.31	6,406,069	0.00%	17.74%	to	16.90%
2020	0.95%	to	1.65%	392,234	14.88	to	14.81	5,823,868	0.00%	48.81%	to	48.07%	****

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Invesco Global Fund - Class A (OGF)
2022	0.95%	to	1.65%	37,666	27.70	to	23.59	2,306,024	0.00%	-32.79%	to	-33.26%
2021	0.95%	to	1.90%	42,278	41.22	to	33.45	3,875,157	0.00%	14.27%	to	13.17%
2020	0.95%	to	1.90%	46,612	36.07	to	29.56	3,866,634	0.00%	26.41%	to	25.20%
2019	0.95%	to	1.90%	51,109	28.54	to	23.61	3,438,951	0.56%	30.32%	to	29.07%
2018	0.95%	to	1.90%	54,197	21.90	to	18.29	2,800,520	0.39%	-14.38%	to	-15.21%
Invesco Global Strategic Income Fund - Class A (OSI)
2022	0.95%	to	1.60%	16,811	20.29	to	17.53	318,201	3.44%	-12.63%	to	-13.20%
2021	0.95%	to	1.60%	18,375	23.22	to	20.19	399,604	1.26%	-4.16%	to	-4.79%
2020	0.95%	to	1.60%	17,926	24.23	to	21.21	408,562	2.89%	2.52%	to	1.85%
2019	0.95%	to	1.60%	17,971	23.63	to	20.82	401,216	4.66%	9.51%	to	8.79%
2018	0.95%	to	1.60%	20,136	21.58	to	19.14	411,565	5.01%	-5.60%	to	-6.22%
Invesco - Invesco V.I. Global Fund: Series II (OVGSS)
2022	0.95%	to	1.90%	272,974	15.05	to	13.84	3,988,370	0.00%	-32.58%	to	-33.23%
2021	0.95%	to	1.90%	292,255	22.32	to	20.73	6,355,161	0.00%	14.08%	to	12.98%
2020	0.95%	to	1.90%	313,190	19.56	to	18.35	5,991,654	0.44%	26.13%	to	24.92%
2019	0.95%	to	1.90%	343,476	15.51	to	14.69	5,226,727	0.64%	30.21%	to	28.96%
2018	0.95%	to	1.90%	362,852	11.91	to	11.39	4,254,538	0.77%	-14.22%	to	-15.05%
Invesco Equity and Income Fund: Class A (VKEIA)
2022	1.10%	to	2.05%	2,255	20.49	to	18.32	44,591	1.88%	-8.73%	to	-9.60%
2021	1.10%	to	2.05%	1,796	22.45	to	20.27	39,319	1.23%	16.72%	to	15.60%
2020	1.10%	to	2.05%	2,163	19.24	to	17.53	40,750	1.83%	8.76%	to	7.72%
2019	1.10%	to	2.05%	2,311	17.69	to	16.28	40,126	1.64%	18.75%	to	17.61%
2018	0.95%	to	2.05%	4,878	15.07	to	13.84	71,477	1.16%	-10.52%	to	-11.52%
Invesco Growth and Income Fund: Class A (VKGIA)
2022	0.95%	to	1.60%	21,762	43.11	to	37.87	882,301	1.47%	-6.82%	to	-7.43%
2021	0.95%	to	1.60%	28,053	46.27	to	40.91	1,228,620	1.02%	27.41%	to	26.58%
2020	0.95%	to	1.60%	24,418	36.31	to	32.32	840,965	2.09%	1.37%	to	0.71%
2019	0.95%	to	1.60%	24,802	35.82	to	32.10	845,205	1.87%	24.06%	to	23.25%
2018	0.95%	to	1.65%	27,518	28.87	to	25.84	759,105	1.51%	-14.29%	to	-14.90%
Delaware Ivy Small Cap Growth Fund - Class A (WRSCGA)
2022	0.95%	to	1.50%	18,339	11.26	to	10.96	203,558	0.00%	-28.37%	to	-28.77%
2021	0.95%	to	1.50%	26,232	15.72	to	15.39	407,132	0.83%	3.02%	to	2.45%
2020	0.95%	to	1.50%	28,559	15.26	to	15.02	431,760	0.00%	37.17%	to	36.41%
2019	0.95%	to	1.50%	32,642	11.12	to	11.01	360,977	0.00%	22.58%	to	21.89%
2018	0.95%	to	1.50%	37,612	9.07	to	9.03	340,483	0.00%	-9.25%	to	-9.68%	****
Janus Henderson Forty Fund - Class T (JAFRT)
2022	0.95%	to	1.90%	824,310	16.78	to	15.89	13,564,258	0.00%	-34.27%	to	-34.90%
2021	0.95%	to	1.90%	896,525	25.53	to	24.41	22,520,973	0.00%	21.61%	to	20.44%
2020	0.95%	to	1.90%	1,003,808	21.00	to	20.26	20,809,192	0.00%	37.64%	to	36.32%
2019	0.95%	to	1.90%	1,057,871	15.25	to	14.87	15,987,685	0.19%	35.36%	to	34.06%
2018	0.95%	to	1.90%	1,151,834	11.27	to	11.09	12,904,536	0.00%	0.35%	to	-0.62%
Janus Henderson Balanced Fund: Class S (JBS)
2022	0.95%	to	1.65%	45,802	26.85	to	24.40	1,193,803	0.65%	-17.68%	to	-18.26%
2021	0.95%	to	1.65%	51,896	32.62	to	29.85	1,647,096	0.51%	15.64%	to	14.82%
2020	0.95%	to	1.65%	55,370	28.21	to	26.00	1,518,999	1.16%	12.83%	to	12.03%
2019	0.95%	to	1.65%	66,573	25.00	to	23.21	1,623,375	1.81%	20.94%	to	20.08%
2018	0.95%	to	1.65%	73,482	20.67	to	19.33	1,485,943	1.45%	-0.69%	to	-1.40%
Janus Henderson Research Fund - Class T (JMERC)
2022	0.95%	to	2.05%	236,580	15.76	to	14.80	3,657,471	0.03%	-30.70%	to	-31.46%
2021	0.95%	to	2.05%	251,188	22.75	to	21.59	5,622,904	0.00%	19.13%	to	17.81%
2020	0.95%	to	2.05%	269,799	19.09	to	18.32	5,087,018	0.06%	31.38%	to	29.92%
2019	0.95%	to	2.05%	290,454	14.53	to	14.10	4,182,645	0.52%	33.99%	to	32.51%
2018	0.95%	to	2.05%	318,110	10.85	to	10.64	3,430,394	0.19%	-3.81%	to	-4.88%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Janus Henderson Overseas Fund - Class S (JOS)
2022	0.95%	to	1.45%	2,355	13.59	to	12.70	31,042	0.76%	-9.90%	to	-10.35%
2021	0.95%	to	1.45%	4,650	15.09	to	14.16	67,551	0.79%	11.66%	to	11.10%
2020	0.95%	to	1.45%	3,850	13.51	to	12.75	50,482	0.70%	15.15%	to	14.57%
2019	0.95%	to	1.45%	3,732	11.73	to	11.13	42,637	1.68%	25.51%	to	24.88%
2018	0.95%	to	1.45%	4,306	9.35	to	8.91	39,382	0.48%	-16.40%	to	-16.83%
Janus Henderson Global Research Fund - Class T (JWF)
2022	1.25%	to	1.45%	42,283	12.90	to	12.33	1,375,862	0.80%	-20.65%	to	-20.81%
2021	1.25%	to	1.45%	44,597	16.26	to	15.56	1,830,906	0.38%	16.39%	to	16.15%
2020	1.10%	to	1.45%	52,635	14.42	to	13.40	1,802,394	0.36%	18.74%	to	18.31%
2019	1.10%	to	1.45%	59,080	12.14	to	11.32	1,715,119	1.06%	27.36%	to	26.91%
2018	1.10%	to	1.45%	64,148	9.53	to	8.92	1,469,257	0.69%	-8.01%	to	-8.33%
Janus Henderson Global Research Fund - Class S (JWS)
2022	0.95%	to	1.65%	6,542	29.37	to	26.69	183,001	0.43%	-20.63%	to	-21.19%
2021	0.95%	to	1.65%	7,552	37.01	to	33.87	267,186	0.00%	16.45%	to	15.63%
2020	0.95%	to	1.65%	11,309	31.78	to	29.29	347,953	0.00%	18.58%	to	17.74%
2019	0.95%	to	1.65%	11,908	26.80	to	24.88	309,922	1.01%	27.25%	to	26.35%
2018	0.95%	to	1.65%	13,059	21.06	to	19.69	267,897	0.53%	-8.11%	to	-8.77%
Lazard U.S. Small-Mid Cap Equity Portfolio: Open Shares (LSC)
2022	0.95%	to	1.45%	40,761	45.68	to	40.73	1,907,739	0.00%	-16.29%	to	-16.71%
2021	0.95%	to	1.90%	44,105	54.57	to	44.28	2,472,272	0.01%	18.45%	to	17.32%
2020	0.95%	to	1.90%	49,249	46.07	to	37.75	2,339,005	0.16%	5.10%	to	4.09%
2019	0.95%	to	1.90%	55,108	43.83	to	36.26	2,499,497	0.00%	28.28%	to	27.05%
2018	0.95%	to	1.90%	57,855	34.17	to	28.54	2,052,527	0.02%	-14.32%	to	-15.15%
MFS Income Fund - Class A (MSI)
2022	1.30%			33,066	19.19			634,460	2.70%	-14.69%
2021	1.30%			53,048	22.49			1,193,172	2.23%	-1.59%
2020	1.30%			50,739	22.86			1,159,722	2.71%	8.03%
2019	1.30%			46,205	21.16			977,628	3.10%	9.89%
2018	1.30%			59,905	19.26			1,153,477	3.00%	-3.66%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)
2022	1.30%			129,253	22.95			2,967,001	0.00%	-19.34%
2021	1.30%			127,336	28.46			3,623,915	0.15%	12.15%
2020	1.30%			133,981	25.38			3,399,943	0.21%	10.87%
2019	1.30%			161,061	22.89			3,686,471	2.08%	20.24%
2018	1.30%			169,524	19.04			3,226,909	1.60%	-8.93%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)
2022	1.30%			42,766	16.87			721,513	0.00%	-15.50%
2021	1.30%			41,590	19.97			830,394	0.21%	5.32%
2020	1.30%			49,458	18.96			937,600	0.14%	7.14%
2019	1.30%			49,977	17.69			884,288	2.27%	12.01%
2018	1.30%			51,175	15.80			808,412	1.98%	-4.99%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)
2022	1.30%			68,195	24.69			1,683,493	0.00%	-19.94%
2021	1.30%			61,184	30.84			1,886,618	0.13%	14.00%
2020	1.30%			57,279	27.05			1,549,277	0.23%	11.35%
2019	1.30%			61,243	24.29			1,487,648	1.90%	22.12%
2018	1.30%			72,796	19.89			1,447,944	1.50%	-10.05%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)
2022	1.30%			38,600	13.83			533,730	0.00%	-13.33%
2021	1.30%			41,588	15.95			663,503	0.23%	1.41%
2020	1.30%			39,726	15.73			624,954	0.10%	5.33%
2019	1.30%			45,473	14.94			679,178	2.22%	8.11%
2018	1.30%			43,920	13.82			606,779	1.58%	-3.09%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)
2022	0.95%	to	1.45%	155,961	21.66	to	20.21	3,089,911	0.00%	-17.34%	to	-17.76%
2021	0.95%	to	1.45%	151,519	26.20	to	24.57	3,644,949	0.19%	9.27%	to	8.71%
2020	0.95%	to	1.45%	151,564	23.98	to	22.60	3,350,575	0.14%	9.30%	to	8.74%
2019	0.95%	to	1.45%	150,628	21.94	to	20.78	3,057,514	2.25%	16.63%	to	16.04%
2018	0.95%	to	1.45%	152,818	18.81	to	17.91	2,669,323	1.80%	-6.58%	to	-7.06%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Investor Destinations Aggressive Fund: Service Class (IDAS)
2022	0.95%	to	1.50%	39,707	23.61	to	20.86	866,511	0.80%	-19.19%	to	-19.64%
2021	0.95%	to	1.50%	50,395	29.22	to	25.96	1,364,419	3.76%	16.04%	to	15.39%
2020	0.95%	to	1.50%	50,627	25.18	to	22.50	1,185,931	6.19%	12.21%	to	11.59%
2019	0.95%	to	1.50%	57,100	22.44	to	20.16	1,196,935	4.23%	24.70%	to	24.01%
2018	0.95%	to	1.50%	59,103	18.00	to	16.26	997,398	2.03%	-11.02%	to	-11.52%
Nationwide Investor Destinations Conservative Fund: Service Class (IDCS)
2022	0.95%	to	1.65%	23,134	15.92	to	13.60	345,694	1.75%	-13.39%	to	-14.00%
2021	0.95%	to	1.65%	26,389	18.38	to	15.81	458,193	2.09%	2.62%	to	1.90%
2020	0.95%	to	1.50%	26,861	17.91	to	16.00	462,867	2.99%	7.10%	to	6.50%
2019	0.95%	to	1.50%	27,412	16.72	to	15.02	442,685	2.66%	9.31%	to	8.70%
2018	0.95%	to	1.50%	28,177	15.30	to	13.82	417,591	2.12%	-3.23%	to	-3.77%
Nationwide Investor Destinations Moderately Aggressive Fund: Service Class (IDMAS)
2022	0.95%	to	1.90%	122,095	22.95	to	18.53	2,596,066	1.05%	-18.68%	to	-19.46%
2021	0.95%	to	1.90%	131,652	28.23	to	23.00	3,454,039	3.67%	13.59%	to	12.50%
2020	0.95%	to	1.90%	129,497	24.85	to	20.44	3,002,258	6.09%	11.67%	to	10.60%
2019	0.95%	to	1.90%	147,423	22.25	to	18.48	3,083,634	4.28%	22.76%	to	21.58%
2018	0.95%	to	1.90%	147,174	18.13	to	15.20	2,515,573	2.15%	-9.59%	to	-10.47%
Nationwide Investor Destinations Moderately Conservative Fund: Service Class (IDMCS)
2022	0.95%	to	1.60%	20,391	18.78	to	16.23	359,755	1.47%	-15.09%	to	-15.65%
2021	0.95%	to	1.60%	22,075	22.12	to	19.23	459,141	2.65%	6.40%	to	5.70%
2020	0.95%	to	1.60%	22,655	20.79	to	18.20	444,313	4.26%	8.66%	to	7.95%
2019	0.95%	to	1.60%	24,416	19.13	to	16.86	442,019	3.20%	13.89%	to	13.15%
2018	0.95%	to	1.60%	26,865	16.80	to	14.90	427,117	2.02%	-5.33%	to	-5.96%
Nationwide Investor Destinations Moderate Fund: Service Class (IDMS)
2022	0.95%	to	1.90%	101,107	20.81	to	16.79	1,957,952	1.12%	-16.93%	to	-17.73%
2021	0.95%	to	1.90%	132,570	25.05	to	20.41	3,079,045	3.07%	10.25%	to	9.20%
2020	0.95%	to	1.90%	142,682	22.72	to	18.69	3,011,122	5.47%	9.88%	to	8.83%
2019	0.95%	to	1.90%	147,288	20.68	to	17.18	2,840,083	3.84%	18.63%	to	17.50%
2018	0.95%	to	1.90%	159,027	17.43	to	14.62	2,595,713	2.11%	-7.45%	to	-8.34%
Nationwide Government Money Market Fund - Investor Shares (MMF)
2022	1.30%			203,883	21.85	to	27.69	4,462,320	1.24%	-0.08%
2021	1.30%			193,258	21.87	to	27.72	4,234,907	0.00%	-1.30%
2020	1.30%			204,444	22.16	to	27.90	4,544,348	0.20%	-1.08%
2019	1.30%			161,050	22.40	to	28.39	3,626,650	1.72%	0.41%
2018	1.30%			161,834	22.31	to	28.27	3,637,589	1.30%	0.00%
Nationwide Government Money Market Fund - Service Class (MMFR)
2022	0.95%	to	1.90%	187,169	10.55	to	8.48	1,848,704	1.12%	0.15%	to	-0.81%
2021	0.95%	to	1.90%	151,119	10.53	to	8.55	1,492,191	0.00%	-0.95%	to	-1.90%
2020	0.95%	to	1.90%	179,882	10.63	to	8.71	1,801,905	0.18%	-0.77%	to	-1.72%
2019	0.95%	to	1.90%	163,972	10.72	to	8.87	1,657,893	1.52%	0.55%	to	-0.41%
2018	0.95%	to	1.90%	204,741	10.66	to	8.90	2,077,965	1.11%	0.16%	to	-0.80%
Nationwide Bond Fund - Institutional Service Class (NBF)
2022	0.95%	to	2.05%	18,389	20.02	to	15.54	923,114	2.63%	-15.75%	to	-16.68%
2021	0.95%	to	2.05%	21,221	23.76	to	18.65	1,357,714	2.01%	-1.89%	to	-2.98%
2020	0.95%	to	2.05%	21,867	24.22	to	19.22	1,441,792	2.47%	6.37%	to	5.19%
2019	0.95%	to	2.05%	13,920	22.77	to	18.28	1,087,334	2.93%	7.75%	to	6.55%
2018	0.95%	to	2.05%	15,659	21.13	to	17.15	1,103,185	3.04%	-0.86%	to	-1.97%
Nationwide Bond Index Fund: Class A (NBIXA)
2022	0.95%	to	1.50%	14,742	16.04	to	14.18	219,703	1.98%	-14.44%	to	-14.91%
2021	0.95%	to	1.50%	16,033	18.75	to	16.66	280,328	1.56%	-3.21%	to	-3.75%
2020	0.95%	to	1.50%	15,712	19.37	to	17.31	285,183	1.80%	5.59%	to	5.00%
2019	0.95%	to	1.50%	14,392	18.35	to	16.48	247,989	2.30%	7.04%	to	6.45%
2018	0.95%	to	1.50%	14,410	17.14	to	15.49	232,791	2.18%	-1.70%	to	-2.24%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Fund - Institutional Service Class (NF)
2022	0.95%	to	1.65%	19,863	29.88	to	25.45	2,741,215	0.75%	-19.94%	to	-20.50%
2021	0.95%	to	1.65%	23,180	37.33	to	32.01	3,666,413	0.51%	23.79%	to	22.91%
2020	0.95%	to	1.65%	23,473	30.15	to	26.04	3,104,107	0.83%	21.45%	to	20.59%
2019	0.95%	to	1.65%	24,090	24.83	to	21.60	2,802,814	0.98%	29.71%	to	28.79%
2018	0.95%	to	1.65%	28,542	19.14	to	16.77	2,422,628	0.97%	-7.17%	to	-7.83%
Nationwide Fund - Class A (NFA)
2022	0.95%	to	1.60%	26,715	28.59	to	26.44	735,404	0.34%	-20.13%	to	-20.65%
2021	0.95%	to	1.60%	29,898	35.79	to	33.32	1,032,722	0.31%	23.51%	to	22.70%
2020	0.95%	to	1.60%	31,529	28.98	to	27.16	884,616	0.64%	21.21%	to	20.42%
2019	0.95%	to	1.60%	40,728	23.91	to	22.55	945,329	0.72%	29.35%	to	28.50%
2018	0.95%	to	1.60%	42,664	18.48	to	17.55	768,014	0.57%	-7.39%	to	-8.00%
Nationwide BNY Mellon Dynamic U.S. Core Fund - Class R6 (NGF)
2022	0.95%	to	1.30%	1,784	22.57	to	271.96	195,717	1.02%	-22.61%	to	-22.88%
2021	0.95%	to	1.30%	2,023	29.16	to	352.65	316,094	0.70%	29.05%	to	28.59%
2020	0.95%	to	1.30%	2,233	22.60	to	274.24	280,097	1.19%	18.06%	to	17.65%
2019	0.95%	to	1.35%	2,289	19.14	to	17.67	246,499	1.57%	36.25%	to	35.70%
2018	0.95%	to	1.35%	2,483	14.05	to	13.02	213,320	0.73%	-2.28%	to	-2.68%
Nationwide BNY Mellon Dynamic U.S. Core Fund - Class A (NGFA)
2022	0.95%	to	1.45%	16,197	44.14	to	40.09	673,724	0.88%	-22.95%	to	-23.34%
2021	0.95%	to	1.45%	16,885	57.29	to	52.30	914,106	0.47%	28.80%	to	28.16%
2020	0.95%	to	1.45%	17,589	44.48	to	40.81	740,974	0.97%	17.60%	to	17.01%
2019	0.95%	to	1.45%	21,876	37.82	to	34.87	785,089	1.46%	35.82%	to	35.14%
2018	0.95%	to	1.45%	22,577	27.85	to	25.81	598,797	0.47%	-2.55%	to	-3.04%
Nationwide International Index Fund: Class A (NIIXA)
2022	1.10%	to	1.45%	284	15.11	to	13.97	4,230	1.91%	-15.38%	to	-15.68%
2021	1.10%	to	1.45%	284	17.86	to	16.56	5,002	3.66%	9.41%	to	9.02%
2020	1.10%	to	1.45%	284	16.32	to	15.19	4,575	1.81%	6.10%	to	5.73%
2019	1.10%	to	1.45%	284	15.39	to	14.37	4,314	2.98%	20.21%	to	19.78%
2018	1.10%	to	1.45%	284	12.80	to	12.00	3,591	3.11%	-15.04%	to	-15.35%
Nationwide Inflation-Protected Securities Fund - Institutional Service Class (NIPSIS)
2022	0.95%	to	1.90%	112,643	10.38	to	9.89	1,150,589	6.40%	-13.17%	to	-14.01%
2021	0.95%	to	1.90%	125,547	11.96	to	11.50	1,481,498	4.26%	3.97%	to	2.98%
2020	0.95%	to	1.90%	133,543	11.50	to	11.17	1,520,917	1.18%	9.77%	to	8.72%
2019	0.95%	to	1.90%	134,581	10.48	to	10.27	1,400,926	1.65%	7.16%	to	6.14%
2018	0.95%	to	1.90%	138,247	9.78	to	9.68	1,347,143	1.77%	-2.57%	to	-3.51%
Nationwide S&P 500 Index Fund: Service Class (NIXR)
2022	0.95%	to	2.05%	157,107	28.44	to	22.08	4,651,740	1.01%	-19.35%	to	-20.24%
2021	0.95%	to	2.05%	160,449	35.27	to	27.69	5,892,287	0.73%	26.71%	to	25.30%
2020	0.95%	to	2.05%	178,551	27.83	to	22.10	5,162,143	1.34%	16.70%	to	15.40%
2019	0.95%	to	2.05%	178,322	23.85	to	19.15	4,387,364	1.84%	29.53%	to	28.09%
2018	0.95%	to	2.05%	192,082	18.41	to	14.95	3,650,570	1.57%	-5.90%	to	-6.95%
Nationwide Variable Insurance Trust - NVIT J.P. Morgan Mozaic(SM) Multi-Asset Fund: Class II (NJMMA2)
2022	1.30%			682	8.85			6,038	0.00%	-17.13%
2021	1.30%			471	10.68			5,032	3.66%	5.68%
2020	1.30%			551	10.11			5,570	0.21%	0.19%		****
Nationwide Mid Cap Market Index Fund: Class A (NMCIXA)
2022	0.95%	to	1.65%	19,608	43.47	to	37.12	803,861	0.92%	-14.41%	to	-15.02%
2021	0.95%	to	1.65%	22,814	50.79	to	43.68	1,093,016	0.65%	22.75%	to	21.88%
2020	0.95%	to	1.65%	21,007	41.38	to	35.84	828,133	0.90%	11.72%	to	10.93%
2019	0.95%	to	1.65%	21,793	37.03	to	32.31	769,409	1.00%	24.15%	to	23.27%
2018	0.95%	to	1.65%	23,398	29.83	to	26.21	666,435	1.19%	-12.49%	to	-13.11%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Small Cap Index Fund: Class A (NSCIXA)
2022	0.95%	to	1.50%	13,938	33.16	to	29.30	429,933	0.72%	-21.59%	to	-22.02%
2021	0.95%	to	1.50%	16,719	42.29	to	37.58	657,264	0.38%	12.96%	to	12.33%
2020	0.95%	to	1.50%	13,644	37.44	to	33.45	481,534	0.72%	18.46%	to	17.80%
2019	0.95%	to	1.65%	14,288	31.61	to	27.58	425,994	0.86%	23.65%	to	22.78%
2018	0.95%	to	1.65%	15,457	25.56	to	22.46	373,302	0.72%	-12.29%	to	-12.92%
Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class II (NVMIG6)
2022	1.15%	to	1.40%	31,151	12.37	to	11.92	377,349	0.00%	-38.80%	to	-38.95%
2021	1.15%	to	1.40%	35,753	20.21	to	19.52	708,484	0.20%	-2.55%	to	-2.79%
2020	1.15%	to	1.40%	38,451	20.74	to	20.08	782,405	0.79%	49.02%	to	48.65%
2019	1.15%	to	1.40%	27,699	13.92	to	13.51	378,798	0.88%	31.31%	to	30.98%
2018	1.15%	to	1.30%	34,099	10.60	to	10.43	355,728	1.11%	-17.63%	to	-17.76%
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)
2022	1.10%	to	1.40%	19,216	16.99	to	16.30	318,103	3.53%	-7.03%	to	-7.31%
2021	1.10%	to	1.40%	14,665	18.28	to	17.59	261,745	2.35%	9.19%	to	8.85%
2020	1.10%	to	1.40%	16,839	16.74	to	16.16	275,737	1.37%	4.02%	to	3.71%
2019	1.10%	to	1.40%	15,765	16.09	to	15.58	248,698	2.62%	11.25%	to	10.91%
2018	1.10%	to	1.40%	13,396	14.46	to	14.05	190,108	1.83%	-16.62%	to	-16.88%
Neuberger Berman Large Cap Growth Fund - Investor Class (NBGF)
2022	1.30%			18,161	69.59			1,263,892	0.00%	-25.32%
2021	1.30%			21,666	93.19			2,019,018	0.10%	25.95%
2020	1.30%			23,566	73.99			1,743,598	0.22%	32.83%
2019	1.30%			24,979	55.70			1,391,357	0.36%	34.84%
2018	1.30%			28,044	41.31			1,158,495	0.58%	-8.14%
Neuberger Berman Genesis Fund - Trust Class (NBGST)
2022	0.95%	to	1.90%	69,440	78.29	to	62.93	5,224,385	0.00%	-20.09%	to	-20.86%
2021	0.95%	to	1.90%	75,663	97.98	to	79.52	7,146,686	0.00%	16.93%	to	15.81%
2020	0.95%	to	1.90%	83,086	83.79	to	68.66	6,735,212	0.00%	23.55%	to	22.37%
2019	0.95%	to	1.90%	99,042	67.82	to	56.11	6,522,599	0.01%	28.10%	to	26.87%
2018	0.95%	to	1.90%	119,203	52.94	to	44.23	6,148,037	0.00%	-7.63%	to	-8.52%
Neuberger Berman Large Cap Growth Fund - Trust Class (NBGT)
2022	0.95%	to	1.45%	4,297	38.16	to	34.03	155,484	0.00%	-25.22%	to	-25.60%
2021	0.95%	to	1.45%	4,359	51.03	to	45.73	211,320	0.02%	26.16%	to	25.53%
2020	0.95%	to	1.45%	4,843	40.45	to	36.43	187,012	0.15%	33.04%	to	32.37%
2019	0.95%	to	1.45%	4,990	30.40	to	27.52	145,223	0.17%	35.05%	to	34.37%
2018	0.95%	to	1.45%	7,659	22.51	to	20.48	164,652	0.43%	-8.02%	to	-8.48%
Neuberger Berman Large Cap Value Fund - Trust Class (NBPT)
2022	0.95%	to	1.90%	524	40.84	to	32.83	20,398	0.15%	-2.33%	to	-3.26%
2021	0.95%	to	1.90%	7,326	41.81	to	33.93	292,404	2.51%	26.61%	to	25.40%
2020	0.95%	to	1.90%	3,716	33.03	to	27.06	115,053	1.03%	13.19%	to	12.10%
2019	0.95%	to	1.90%	5,272	29.18	to	24.14	143,291	2.20%	22.55%	to	21.37%
2018	0.95%	to	1.90%	3,540	23.81	to	19.89	80,203	1.34%	-2.09%	to	-3.04%
Neuberger Berman Sustainable Equity Fund: Trust Class (NBSRT)
2022	0.95%	to	1.50%	21,281	36.49	to	32.89	736,012	0.00%	-19.51%	to	-19.96%
2021	0.95%	to	1.50%	23,390	45.34	to	41.10	1,007,718	0.20%	22.01%	to	21.33%
2020	0.95%	to	1.50%	25,171	37.16	to	33.87	890,730	0.41%	18.08%	to	17.42%
2019	0.95%	to	1.50%	44,276	31.47	to	28.85	1,341,970	0.49%	24.44%	to	23.75%
2018	0.95%	to	1.50%	48,027	25.29	to	23.31	1,172,452	0.24%	-6.87%	to	-7.39%
Neuberger Berman - Short Duration Bond Fund - Investor Class (NLMB)
2022	1.30%			23,446	14.28			334,842	3.49%	-6.25%
2021	1.30%			14,898	15.23			226,948	2.98%	-0.39%
2020	1.30%			15,737	15.29			240,673	2.93%	2.15%
2019	1.30%			15,767	14.97			236,045	2.62%	2.66%
2018	1.30%			18,154	14.58			264,744	2.01%	-0.21%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Neuberger Berman Large Cap Value Fund - Investor Class (PF)
2022	1.30%			26,635	101.81			2,711,693	1.53%	-2.50%
2021	1.30%			28,427	104.42			2,968,466	1.21%	26.45%
2020	1.30%			30,399	82.58			2,510,359	1.60%	12.99%
2019	1.30%			33,496	73.09			2,448,168	1.80%	22.33%
2018	1.30%			35,961	59.75			2,148,631	1.62%	-2.23%
PIMCO Total Return Fund: Class A (PMTRA)
2022	0.95%	to	1.65%	47,699	20.09	to	17.16	894,609	3.71%	-15.20%	to	-15.80%
2021	0.95%	to	1.65%	49,074	23.70	to	20.38	1,089,100	1.96%	-2.12%	to	-2.81%
2020	0.95%	to	1.65%	62,542	24.21	to	20.97	1,420,587	2.14%	7.47%	to	6.71%
2019	0.95%	to	1.80%	64,422	22.53	to	19.08	1,373,239	3.48%	6.87%	to	5.95%
2018	0.95%	to	1.80%	66,710	21.08	to	18.01	1,336,418	2.73%	-1.55%	to	-2.40%
Putnam Growth Opportunities Fund - Class A (PUGOA)
2022	0.95%	to	1.50%	3,906	21.08	to	20.34	80,759	0.00%	-31.00%	to	-31.39%
2021	0.95%	to	1.50%	4,318	30.55	to	29.64	129,793	0.00%	21.36%	to	20.69%
2020	0.95%	to	1.50%	4,323	25.17	to	24.56	107,372	0.00%	37.09%	to	36.33%
2019	0.95%	to	1.50%	3,883	18.36	to	18.01	70,634	0.00%	35.13%	to	34.38%
2018	0.95%	to	1.50%	4,083	13.59	to	13.40	55,117	0.00%	1.28%	to	0.71%
Putnam International Equity Fund: Class A (PUIGA)
2022	1.45%	to	1.50%	265	20.96	to	20.76	5,555	0.00%	-16.08%	to	-16.12%
2021	1.45%	to	1.50%	265	24.98	to	24.74	6,618	1.42%	7.19%	to	7.13%
2020	1.45%	to	1.50%	265	23.31	to	23.10	6,175	1.30%	10.12%	to	10.06%
2019	1.45%	to	1.50%	265	21.16	to	20.99	5,607	1.71%	23.68%	to	23.62%
2018	1.45%	to	1.50%	265	17.11	to	16.98	4,534	1.72%	-20.54%	to	-20.58%
Virtus Tactical Allocation Fund - Class A (VRTAA)
2022	1.30%			35,473	11.42			405,102	0.54%	-29.38%
2021	1.30%			43,044	16.17			696,062	0.52%	5.20%
2020	1.30%			52,464	15.37			806,440	0.65%	31.28%
2019	1.30%			48,073	11.84			562,648	1.21%	17.04%		****

*

This represents the annual contract expense rate or range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the total return or range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.

****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

NATIONWIDE LIFE INSURANCE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2022

Independent Auditors’ Report

Audit Committee of the Board of Directors

Nationwide Life Insurance Company:

Opinions

We have audited the financial statements of Nationwide Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2022, and the related notes to the statutory financial statements (financial statements).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2022, in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance (Department) described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles are also described in Note 2.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance, and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Columbus, Ohio

March 17, 2023

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

	December 31,
(in millions, except share amounts)	2022	2021

Admitted assets
Invested assets
Bonds	$40,208	$37,931
Stocks	3,700	3,016
Mortgage loans, net of allowance	8,363	8,185
Policy loans	933	913
Derivative assets	143	64
Cash, cash equivalents and short-term investments	1,621	636
Securities lending collateral assets	232	170
Other invested assets	1,848	1,225
Total invested assets	$57,048	$52,140
Accrued investment income	585	577
Deferred federal income tax assets, net	589	618
Other assets	378	125
Separate account assets	102,808	125,372
Total admitted assets	$161,408	$178,832

Liabilities, capital and surplus
Liabilities
Future policy benefits and claims	$45,482	$42,499
Policyholders dividend accumulation	398	414
Asset valuation reserve	707	610
Payable for securities	323	113
Securities lending payable	232	171
Funds held under coinsurance	1,608	1,052
Other liabilities	1,253	1,131
Accrued transfers from separate accounts	(1,598)	(1,621)
Separate account liabilities	102,808	125,372
Total liabilities	$151,213	$169,741

Capital and surplus
Capital shares ($1 par value; authorized - 5,000,000 shares, issued and outstanding - 3,814,779 shares)	$4	$4
Surplus notes	1,100	1,100
Additional paid-in capital	2,308	1,998
Unassigned surplus	6,783	5,989
Total capital and surplus	$10,195	$9,091
Total liabilities, capital and surplus	$161,408	$178,832

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Operations

	Years ended December 31,
(in millions)	2022	2021	2020

Revenues
Premiums and annuity considerations	$14,535	$12,664	$10,637
Net investment income	2,019	2,231	2,107
Other revenues	2,346	2,455	2,372
Total revenues	$18,900	$17,350	$15,116

Benefits and expenses
Benefits to policyholders and beneficiaries	$15,963	$16,884	$15,013
Increase in reserves for future policy benefits and claims	2,525	807	1,627
Net transfers from separate accounts	(1,635)	(3,002)	(3,544)
Commissions	810	858	646
Reserve adjustment on reinsurance assumed	(161)	(151)	(172)
Other expenses	564	469	480
Total benefits and expenses	$18,066	$15,865	$14,050

Income before federal income tax expense (benefit) and net realized capital gains (losses) on investments	$834	$1,485	$1,066
Federal income tax expense (benefit)	100	(9)	4

Income before net realized capital gains (losses) on investments	$734	$1,494	$1,062
Net realized capital gains (losses) on investments, net of federal income tax expense (benefit) of $3, $59 and $(26) in 2022, 2021 and 2020, respectively, and excluding $(103), $15 and $(4) of net realized capital (losses) gains transferred to the interest maintenance reserve in 2022, 2021 and 2020, respectively	240	(683)	(575)
Net income	$974	$811	$487

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Changes in Capital and Surplus

(in millions)	Capital shares	Surplus notes	Additional paid-in capital	Unassigned surplus	Capital and surplus
Balance as of December 31, 2019	$4	$1,100	$1,998	$5,720	$8,822

Change in reserve on account of change in valuation basis	-	-	-	78	78
Cumulative effect of change in accounting principle	-	-	-	5	5
Balance as of January 1, 2020	$4	$1,100	$1,998	$5,803	$8,905

Net income	-	-	-	487	487
Change in asset valuation reserve	-	-	-	13	13
Change in deferred income taxes	-	-	-	41	41
Change in net unrealized capital gains and losses, net of tax (benefit) of $(3)	-	-	-	(313)	(313)
Change in nonadmitted assets	-	-	-	(21)	(21)
Other, net	-	-	-	(7)	(7)
Balance as of December 31, 2020	$4	$1,100	$1,998	$6,003	$9,105

Change in reserve on account of change in valuation basis	-	-	-	2	2
Cumulative effect of change in accounting principle	-	-	-	6	6
Balance as of January 1, 2021	$4	$1,100	$1,998	$6,011	$9,113

Net income	-	-	-	811	811
Change in asset valuation reserve	-	-	-	(144)	(144)
Change in deferred income taxes	-	-	-	50	50
Change in net unrealized capital gains and losses, net of tax expense of $30	-	-	-	(142)	(142)
Change in nonadmitted assets	-	-	-	(47)	(47)
Dividends paid to Nationwide Financial Services, Inc.	-	-	-	(550)	(550)
Balance as of December 31, 2021	$4	$1,100	$1,998	$5,989	$9,091

Correction of error (see Note 2)	-	-	-	(39)	(39)
Balance as of January 1, 2022	$4	$1,100	$1,998	$5,950	$9,052

Net income	-	-	-	974	974
Change in asset valuation reserve	-	-	-	(97)	(97)
Change in deferred income taxes	-	-	-	28	28
Change in net unrealized capital gains and losses, net of tax expense of $37	-	-	-	(40)	(40)
Change in nonadmitted assets	-	-	-	(33)	(33)
Capital contribution from Nationwide Financial Services, Inc.	-	-	310	-	310
Other, net	-	-	-	1	1
Balance as of December 31, 2022	$4	$1,100	$2,308	$6,783	$10,195

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Cash Flow

	Years ended December 31,
(in millions)	2022	2021	2020

Cash flows from operating activities:
Premiums collected, net of reinsurance	$14,545	$12,661	$10,648
Net investment income	2,064	2,404	2,034
Other revenue	3,178	2,367	2,664
Policy benefits and claims paid	(15,962)	(16,735)	(14,886)
Commissions, operating expenses and taxes, other than federal income tax paid	(1,275)	(1,122)	(885)
Net transfers from separate accounts	1,658	2,871	3,620
Policyholders’ dividends paid	(30)	(36)	(38)
Federal income taxes (paid) recovered	(261)	121	121
Net cash provided by operating activities	$3,917	$2,531	$3,278

Cash flows from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	$3,444	$6,953	$3,404
Stocks	19	127	37
Mortgage loans	1,139	1,053	640
Derivative assets	431	-	-
Other assets	641	279	905
Total investment proceeds	$5,674	$8,412	$4,986
Cost of investments acquired:
Bonds	$(6,024)	$(7,744)	$(5,527)
Stocks	(901)	(538)	(517)
Mortgage loans	(1,305)	(1,441)	(769)
Derivative assets	-	(589)	(580)
Other assets	(1,057)	(594)	(837)
Total investments acquired	$(9,287)	$(10,906)	$(8,230)
Net (increase) decrease in policy loans	(19)	(25)	15
Net cash used in investing activities	$(3,632)	$(2,519)	$(3,229)

Cash flows from financing activities and miscellaneous sources:
Capital contributions from Nationwide Financial Services, Inc.	$310	-	-
Dividend paid to Nationwide Financials Services, Inc.	-	(550)	-
Net change in deposits on deposit-type contract funds and other insurance liabilities	391	517	160
Net change in short-term debt	-	-	(200)
Other cash (used) provided	(1)	196	(104)
Net cash provided by (used in) financing activities and miscellaneous	$700	$163	$(144)

Net increase (decrease) in cash, cash equivalents and short-term investments	$985	$175	$(95)
Cash, cash equivalents and short-term investments at beginning of year	636	461	556
Cash, cash equivalents and short-term investments at end of year	$1,621	$636	$461
Supplemental disclosure of non-cash activities:
Exchange of bond investments	$349	$277	$799

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

(1)	Nature of Operations

Nationwide Life Insurance Company (“NLIC” or “the Company”) is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a majority-owned subsidiary of NMIC.

The Company is a leading provider of long-term savings and retirement products in the United States of America (“U.S.”). The Company develops and sells a wide range of products and services, which include fixed and variable individual annuities, private and public sector group retirement plans, life insurance, investment advisory services, pension risk transfer (“PRT”) contracts and other investment products. The Company is licensed to conduct business in all fifty states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouses and regional firms, pension plan administrators, life insurance agencies, life insurance specialists and registered investment advisors. Representatives of affiliates that market products directly to a customer base include Nationwide Retirement Solutions, Inc., Nationwide Securities, LLC and Nationwide Financial General Agency, Inc. The Company believes its broad range of competitive products, strong distributor relationships and diverse distribution network position it to compete effectively under various economic conditions.

Wholly-owned subsidiaries of NLIC as of December 31, 2022 include Nationwide Life and Annuity Insurance Company (“NLAIC”) and its wholly-owned subsidiaries, Olentangy Reinsurance, LLC (“Olentangy”) and Nationwide SBL, LLC (“NWSBL”), Jefferson National Financial Corporation (“JNF”) and its wholly-owned subsidiary, Jefferson National Life Insurance Company (“JNL”), and its wholly-owned subsidiary, Jefferson National Life Insurance Company of New York (“JNLNY”), Eagle Captive Reinsurance, LLC (“Eagle”), Nationwide Investment Services Corporation (“NISC”) and Nationwide Investment Advisors, LLC (“NIA”). NLAIC primarily offers individual annuity contracts including fixed annuity contracts, group annuity contracts including PRT contacts, universal life insurance, variable universal life insurance, term life insurance and corporate-owned life insurance on a non-participating basis. Olentangy is a Vermont domiciled special purpose financial insurance company. NWSBL offers a securities-based lending product and is an Ohio limited liability company and nonadmitted subsidiary. JNF is a distributor of tax-advantaged investing solutions for registered investment advisors, fee-based advisors and the clients they serve. JNL and JNLNY are licensed to underwrite both fixed and variable annuity products. Eagle is an Ohio domiciled special purpose financial captive insurance company. NISC is a registered broker-dealer. NIA is a registered investment advisor.

The Company is subject to regulation by the insurance departments of states in which it is domiciled and/or transacts business and undergoes periodic examinations by those departments.

As of December 31, 2022 and 2021, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact on the Company’s financial position after considering insurance risk that has been transferred to external reinsurers.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

(2)	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the statutory financial statements requires the Company to make estimates and assumptions that affect the amounts reported in the statutory financial statements and accompanying notes. Significant estimates include certain investment and derivative valuations and future policy benefits and claims. Actual results could differ significantly from those estimates.

Basis of Presentation

Effective January 1, 2022, Harleysville Life Insurance Company (“HLIC”), an Ohio domiciled stock life insurance company and subsidiary of NMIC that offers universal and traditional life insurance, disability income insurance and fixed annuity contracts on a non-participating basis, completed a merger agreement with NLAIC. Pursuant to the merger agreement, which was deemed a statutory merger, the operations of HLIC were merged with and into NLAIC, with NLAIC continuing as the surviving entity. All shares of HLIC were cancelled and the outstanding surplus balance was merged into NLAIC’s additional paid-in capital and unassigned surplus. There was not a material impact on the Company’s surplus as a result of the merger.

The statutory financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (“the Department”). Prescribed statutory accounting practices are those practices incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state but allowed by the domiciliary state regulatory authority.

Effective January 1, 2021, NLIC and NLAIC elected to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities in order to better align the measurement of indexed product reserves and the derivatives that hedge them. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income, rather than the derivative instruments being carried at fair value with asset payoffs realized over the term through net realized capital gains and losses. Additionally, the cash surrender value reserves for indexed annuity products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term in increase in reserves for future policy benefits and claims.

The Company’s subsidiary, Eagle, applies one prescribed practice with multiple applications as provided under the State of Ohio’s captive law, which values assumed guaranteed minimum death benefits (“GMDB”) and guaranteed lifetime withdrawal benefits (“GLWB”) risks on variable annuity contracts from NLIC and GLWB risks on fixed indexed annuity contracts from NLIC and NLAIC using an alternative reserving basis from the Statutory Accounting Principles detailed within the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) pursuant to Ohio Revised Code Chapter 3964 and approved by the Department.

Olentangy was granted a permitted practice from the State of Vermont allowing Olentangy to carry the assets placed into a trust account by Union Hamilton Reinsurance Ltd. (“UHRL”) on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value for certain universal life and term life insurance policies.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

If the prescribed or permitted practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels. A reconciliation of the Company’s net income between NAIC SAP and prescribed and permitted practices is shown below:

(in millions)	SSAP #	F/S Page	State of domicile	December 31,
				2022	2021	2020

Net Income
Statutory Net Income			OH	$974	$811	$487
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	4	OH	(43)	9	-
Reserves for indexed annuities	51	4	OH	15	(20)	-
Tax impact	101	4	OH	6	3	-

NAIC SAP				$952	$803	$487

A reconciliation of the Company’s capital and surplus between NAIC SAP and prescribed and permitted practices is shown below:

(in millions)	SSAP #	F/S Page	State of domicile	As of December 31,
				2022	2021

Surplus
Statutory Capital and Surplus			OH	$10,195	$9,091
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	2,4	OH	(30)	13
Reserves for indexed annuities	51	3,4	OH	(7)	(22)
Tax impact	101	2,4	OH	8	2
Subsidiary Valuation - NLAIC	51,86,101	2	OH	(232)	274
Subsidiary valuation - Eagle: NLIC risks ceded	51	2	OH	1,071	791
Subsidiary valuation - Eagle: NLAIC risks ceded	51	2	OH	(953)	(810)
State Permitted Practice:
Subsidiary valuation - Olentangy	20	2	VT	(67)	(67)

NAIC SAP				$9,985	$9,272

Statutory accounting practices vary in some respects from U.S. generally accepted accounting principles (“GAAP”), including the following practices:

Financial Statements

●	Statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the NAIC and state regulatory authorities;

●

assets must be included in the statutory statements of admitted assets, liabilities, capital and surplus at net admitted asset value and nonadmitted assets are excluded through a charge to capital and surplus;

●

an asset valuation reserve (“AVR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and changes in the AVR are reported directly in capital and surplus;

●

an interest maintenance reserve (“IMR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and the amortization of the IMR is reported as revenue;

●	the expense allowance associated with statutory reserving practices for investment contracts held in the separate accounts is reported in the general account as a negative liability;

●	accounting for contingencies requires recording a liability at the midpoint of a range of estimated possible outcomes when no better estimate in the range exists;

●	surplus notes are accounted for as a component of capital and surplus;

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

●	costs related to successful policy acquisitions are charged to operations in the year incurred;

●	negative cash balances are reported as negative assets;

●	certain income and expense items are charged or credited directly to capital and surplus;

●	amounts on deposit in internal qualified cash pools are reported as cash equivalents;

●	the statutory statements of cash flows are presented on the basis prescribed by the NAIC; and

●	the statutory financial statements do not include accumulated other comprehensive income.

Future Policy Benefits and Claims

●	Deposits to universal life contracts, investment contracts and limited payment contracts are included in revenue; and

●	future policy benefit reserves are based on statutory requirements.

Reinsurance Ceded

●	Certain assets and liabilities are reported net of ceded reinsurance balances; and

●	provision is made for amounts receivable and outstanding for more than 90 days through a charge to capital and surplus.

Investments

●	Investments in bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value;

●	investments in preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value;

●	other-than-temporary impairments on bonds, excluding loan-backed and structured securities, are measured based on fair value and are not reversible;

●	the proportional amortized cost method is utilized to determine the liquidation value of Low-Income Housing Tax Credit Funds (“Tax Credit Funds”);

●

admitted subsidiary, controlled and affiliated entities are not consolidated; rather, those investments are generally carried at audited statutory capital and surplus or GAAP equity, as appropriate, and are recorded as an equity investment in stocks or other invested assets;

●

equity in earnings of subsidiary companies is recognized directly in capital and surplus as net unrealized capital gains or losses, while dividends from unconsolidated companies are recorded in operations as net investment income;

●

undistributed earnings and valuation adjustments from investments in joint ventures, partnerships and limited liability companies are recognized directly in capital and surplus as net unrealized capital gains or losses;

●	changes in non-specific mortgage loan reserves are measured under an incurred loss model and are recorded directly in capital and surplus as net unrealized capital gains or losses; and

●	gains on sales of investments between affiliated companies representing economic transactions are deferred at the parent level until the related assets are paid down or an external sale occurs.

Separate Accounts

●	Assets and liabilities of guaranteed separate accounts are reported as separate account assets and separate account liabilities, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

Derivative Instruments

●	Derivatives used in effective hedging transactions are valued in a manner consistent with the hedged asset or liability;

●

With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, unrealized gains and losses on derivatives that are not considered to be effective hedges are charged to capital and surplus;

●	interest earned on derivatives is charged to net investment income; and

●	embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument.

Goodwill

●	Goodwill is limited to 10% of the prior reporting period’s adjusted statutory surplus, with any goodwill in excess of this limitation nonadmitted through a charge to surplus; and

●	goodwill is amortized and charged to surplus.

Federal Income Taxes

●

Changes in deferred federal income taxes are recognized directly in capital and surplus with limitations on the amount of deferred tax assets that can be reflected as an admitted asset (15% of capital and surplus); and

●	uncertain tax positions are subject to a “more likely than not” standard for federal and foreign income tax loss contingencies only.

Nonadmitted Assets

●

In addition to the nonadmitted assets described above, certain other assets are nonadmitted and charged directly to capital and surplus. These include prepaid assets, certain software, disallowed IMR and other receivables outstanding for more than 90 days.

The financial information included herein is prepared and presented in accordance with SAP prescribed or permitted by the Department. Certain differences exist between SAP and GAAP, which are presumed to be material.

Revenues and Benefits

Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Annuity considerations are recognized as revenue when received. Health insurance premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Policy benefits and claims that are expensed include interest credited to policy account balances, benefits and claims incurred in the period in excess of related policy reserves and other changes in future policy benefits.

Future Policy Benefits and Claims

Future policy benefits for traditional products are based on statutory mortality and interest requirements without consideration of withdrawals. The principal statutory mortality tables and interest assumptions used on policies in force are the 1958 Commissioner’s Standard Ordinary (“CSO”) table at interest rates of 2.5%, 3.0%, 3.5%, 4.0% and 4.5%, the 1941 CSO table at an interest rate of 2.5%, the 1980 CSO table at interest rates of 4.0%, 4.5%, 5.0% and 5.5%, the 2001 CSO table at an interest rate of 4.0% and 3.5% and the 2017 CSO table at an interest rate of 3.5% and 4.5%. Beginning January 1, 2020, the Company has applied principles-based reserving to all new individual life business. For business subject to principles-based reserving, additional reserves may be held where the deterministic and/or stochastic reserves are in excess of net premium reserves, as defined by Valuation Manual 20, Requirements for Principle-Based Reserves for Life Products (“VM-20”).

Future policy benefits for universal life and variable universal life contracts have been calculated based on participants’ contributions plus interest credited on any funds in the fixed account less applicable contract charges. These policies have been adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). For business subject to principles-based reserving, the Company has calculated reserves under VM-20.

Future policy benefits for annuity products have been established based on contract term, interest rates and various contract provisions. Individual deferred annuity contracts issued in 1990 and after have been adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

Future policy benefits for PRT contracts have been established in accordance with the CRVM. Statutory reserves for PRT business written during or after 2020 are calculated as the present value of future benefit payments, using the prescribed 1994 Group Annuity Mortality (“GAM”) table along with the AA projection mortality improvement scale and prescribed valuation rates as specified in Chapter 22 of the Valuation Manual. For the PRT business written before 2020, the statutory reserves are calculated using prescribed GAM tables and valuation interest rates that vary by issue year, as specified in the Standard Valuation Law.

Prior to 2020, the Company calculated its reserves for variable annuity products with guaranteed minimum death, accumulation and withdrawal benefits and other contracts involving guaranteed benefits similar to those offered with variable annuities under the standard scenario of Actuarial Guideline XLIII “CARVM for Variable Annuities”, which exceeded the stochastic 70th percentile Conditional Tail Expectations scenario. Effective January 1, 2020, the Company changed its reserve valuation basis for variable annuities due to changes to Valuation Manual 21, Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”) and as a result, the Company calculated its reserves using a stochastic reserve, which is floored at the cash surrender value.

The aggregate reserves for individual accident and health policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves for disability income are reserved for on the net level basis, at a 3.0% interest rate, using either the 1964 Commissioner’s Disability Table (for policies issued prior to 1982) or the 1985 Commissioner’s Individual Disability Table A (for policies issued after 1981). The active life reserves for major medical insurance (both scheduled and unscheduled benefits) are based on the benefit ratio method for policies issued after 1981.

The active life reserves for accident and health policies are reserved for on the net level basis, at a 3.0% interest rate, using either the 1956 Inter-Company Hospital-Surgical tables, the 1974 Medical Expense tables or the 1959 Accidental Death Benefits table.

The disabled life reserves for accident and health policies are calculated using the 1985 Commissioner’s Individual Disability Table A at a 3.0% interest rate. Unearned premium reserves are based on the actual gross premiums and actual days.

The aggregate reserves for group accident and health and franchise accident and health policies consist of disabled life reserves and unearned premium reserves. Reserves for benefits payable on disabled life claims are based on the 2012 Group Long-Term Disability Valuation Table, at varying interest rates of 2.75% - 6.0%, for group policies and the 1987 Commissioner’s Group Disability Table, at varying interest rates of 2.75% - 10.25%, for franchise policies.

Future policy benefits and claims for group long-term disability policies are the present value (discounted between 2.75% and 6.00%) of amounts not yet due on reported claims and an estimate of amounts to be paid on incurred but unreported claims. Future policy benefits and claims on other group health policies are not discounted.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law for life insurance companies and recorded in future policy benefits and claims. Refer to Note 9 for additional details.

Separate Accounts

Separate account assets represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are primarily recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value. Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets. In limited circumstances, other separate account assets are recorded at book value when the policyholder does not participate in the underlying portfolio experience.

Separate account liabilities, in conjunction with accrued transfers from separate accounts, represent contractholders’ funds adjusted for possible future surrender charges in accordance with the CARVM and the CRVM, respectively. The difference between full account value and CARVM/CRVM is reflected in accrued transfers to/from separate accounts, as prescribed by the NAIC, in the statutory statements of admitted assets, liabilities, capital and surplus. The annual change in the difference between full account value and CARVM/CRVM and its applicable federal income tax is reflected in the statutory statements of operations as part of the net transfers to/from separate accounts and federal income tax, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

Retained Assets

The Company does not retain beneficiary assets. During a death benefit claim, the death benefit settlement method is payment to the beneficiary in the form of a check or electronic funds transfer.

Investments

Bonds and stocks of unaffiliated companies. Bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value. Changes in the fair value of bonds and stocks stated at fair value are charged to capital and surplus.

Loan-backed and structured securities, which are included in bonds in the statutory financial statements, are stated in a manner consistent with the bond guidelines, but with additional consideration given to the special valuation rules implemented by the NAIC applicable to residential mortgage-backed securities that are not backed by U.S. government agencies, commercial mortgage-backed securities and certain other structured securities. Under these guidelines, an initial and adjusted NAIC designation is determined for each security. The initial NAIC designation, which takes into consideration the security’s amortized cost relative to an NAIC-prescribed valuation matrix, is used to determine the reporting basis (i.e., amortized cost or lower of amortized cost or fair value).

Interest income is recognized when earned, while dividends are recognized when declared. The Company nonadmits investment income due and accrued when amounts are over 90 days past due.

For investments in loan-backed and structured securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions, generally obtained using a model provided by a third-party vendor, and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

Purchases and sales of bonds and stocks are recorded on the trade date, with the exception of private placement bonds, which are recorded on the funding date. Realized gains and losses are determined on a specific identification method on the trade date.

Independent pricing services are most often utilized, and compared to pricing from additional sources when available, to determine the fair value of bonds and stocks for which market quotations or quotations on comparable securities or models are used. For these bonds and stocks, the Company obtains the pricing services’ methodologies and classifies the investments accordingly in the fair value hierarchy.

A corporate pricing matrix is used in valuing certain corporate bonds. The corporate pricing matrix was developed using publicly available spreads for certain privately-placed corporate bonds with varying weighted average lives and credit quality ratings. The weighted average life and credit quality rating of a particular bond to be priced using the corporate pricing matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular bond.

Non-binding broker quotes are also utilized to determine the fair value of certain bonds when deemed appropriate or when valuations are not available from independent pricing services or a corporate pricing matrix. These bonds are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investments’ fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

For all bonds, the Company considers its ability and intent to hold the security for a period of time sufficient to allow for the anticipated recovery in value, the expected recovery of principal and interest and the extent to which the fair value has been less than amortized cost. If the decline in fair value to below amortized cost is determined to be other-than-temporary, a realized loss is recorded equal to the difference between the amortized cost of the investment and its fair value.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The Company periodically reviews loan-backed and structured securities in an unrealized loss position by comparing the present value of cash flows, including estimated prepayments, expected to be collected from the security to the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, the impairment is considered other-than-temporary and a realized loss is recorded.

All other bonds in an unrealized loss position are periodically reviewed to determine if a decline in fair value to below amortized cost is other-than-temporary. Factors considered during this review include timing and amount of expected cash flows, ability of the issuer to meet its obligations, financial condition and future prospects of the issuer, amount and quality of any underlying collateral and current economic and industry conditions that may impact an issuer.

Stocks may experience other-than-temporary impairment based on the prospects for full recovery in value in a reasonable period of time and the Company’s ability and intent to hold the stock to recovery. If a stock is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the investment and its fair value.

Investments in subsidiaries. The investment in the Company’s wholly-owned insurance subsidiaries, NLAIC and Eagle, are carried using the equity method of accounting applicable to U.S. insurance subsidiary, controlled and affiliated (“SCA”) entities. This requires the investment to be recorded based on the value of its underlying audited statutory surplus. Furthermore, the equity method of accounting would be discontinued if the investment is reduced to zero, unless the Company has guaranteed obligations of the subsidiary or otherwise committed to provide further financial support. In accordance with the “look through” provisions of Statements of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, the valuation of JNF, an unaudited downstream noninsurance holding company, is based on the individual audited SCA entities owned by the holding company. Additionally, all non-affiliated liabilities, commitments, contingencies, guarantees or obligations of the holding company are reflected in the determination of the carrying value of the investments. The Company’s investment in NISC and NIA, wholly-owned non-insurance subsidiaries, are carried using the equity method of accounting applicable to U.S. non-insurance subsidiary, controlled and affiliated entities. This requires the investment to be recorded based on its underlying audited GAAP equity. Investments in NLAIC, JNF and NISC are included in stocks, and the investment in Eagle is included in other invested assets on the statutory statements of admitted assets, liabilities, capital and surplus.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. Mortgage loans are held at unpaid principal balance adjusted for premiums and discounts, less a valuation allowance. The Company also holds commercial mortgage loans of these property types that are under development. Mortgage loans under development are collateralized by the borrower’s common stock.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts as the loans are collateral dependent or guaranteed.

The collectability and value of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property. Loans are considered delinquent when contractual payments are 90 days past due.

Mortgage loans require a loan-specific reserve when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires a loan-specific reserve, a provision for loss is established equal to the difference between the carrying value and the fair value of the collateral less costs to sell. Loan-specific reserve charges are recorded in net realized capital gains and losses. In the event a loan-specific reserve charge is reversed, the recovery is also recorded in net realized capital gains and losses.

In addition to the loan-specific reserves, the Company maintains a non-specific reserve based primarily on loan surveillance categories and property type classes, which reflects management’s best estimates of probable credit losses inherent in the portfolio of loans without specific reserves as of the date of the statutory statements of admitted assets, liabilities, capital and surplus. Management’s periodic evaluation of the adequacy of the non-specific reserve is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect a group of borrowers’ ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Non-specific reserve changes are recorded directly in capital and surplus as net unrealized capital gains and losses.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible. This process identifies the risk profile and potential for loss individually and in the aggregate for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually. Due to the nature of the collateral underlying mortgage loans under development, these loans are not evaluated using the LTV and DSC ratios described above.

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current and it is determined the future principal and interest payments are probable or the loan is modified.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Cash and cash equivalents. Cash and cash equivalents include highly liquid investments with original maturities of less than three months and amounts on deposit in internal qualified cash pools. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants in the internal qualified cash pool.

Short-term investments. Short-term investments consist primarily of government agency discount notes with maturities of twelve months or less at acquisition. Short-term investments also include outstanding promissory notes with initial maturity dates of one-year or less with certain affiliates. The Company carries short-term investments at amortized cost, which approximates fair value.

Securities Lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total invested assets of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in bonds. A securities lending payable is recorded for the amount of cash collateral received. If the fair value of the collateral received (cash and/or securities) is less than the fair value of the securities loaned, the shortfall is nonadmitted. Net income received from securities lending activities is included in net investment income. Because the borrower or the Company may terminate a securities lending transaction at any time, if loans are terminated in advance of the reinvested collateral asset maturities, the Company would repay its securities lending obligations from operating cash flows or the proceeds of sales from its investment portfolio, which includes significant liquid securities.

Other invested assets. Other invested assets consist primarily of alternative investments in private equity funds, private debt funds, tax credit funds, real estate partnerships and the investment in Eagle. Except for investments in certain tax credit funds, these investments are recorded using the equity method of accounting. Changes in carrying value as a result of the equity method are reflected as net unrealized capital gains and losses as a direct adjustment to capital and surplus. Gains and losses are generally recognized through income at the time of disposal or when operating distributions are received. Partnership interests in tax credit funds are held at amortized cost with amortization charged to net investment income over the period in which the tax benefits, primarily credits, are earned. Tax credits are recorded as an offset to tax expense in the period utilized.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The Company sold $2.9 billion, $2.6 billion and $2.3 billion in Tax Credit Funds to unrelated third parties with outstanding guarantees as of December 31, 2022, 2021 and 2020, respectively. The Company guarantees after-tax benefits to the third-party investors through periods ending in 2039. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, the Company must fund any shortfall. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $1.7 billion, but the Company does not anticipate making any material payments related to the guarantees. The Company’s risks are mitigated in the following ways: (1) the Company has the right to buyout the equity related to the guarantee under certain circumstances, (2) the Company may replace underperforming properties to mitigate exposure to guarantee payments, (3) the Company oversees the asset management of the deals and (4) changes in tax laws are explicitly excluded from the Company’s guarantees of after-tax benefits.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, cross-currency swaps, futures and options.

Derivative instruments used in hedging transactions considered to be effective hedges are reported in a manner consistent with the hedged items. With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with changes in fair value recorded in capital and surplus as unrealized gains or losses.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs and internal models. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Cash flows and payment accruals on derivatives are recorded in net investment income.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the statutory statements of admitted assets, liabilities, capital and surplus as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), Secured Overnight Financing Rate (“SOFR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

Asset Valuation Reserve

The Company maintains an AVR as prescribed by the NAIC for the purpose of offsetting potential credit related investment losses on each invested asset category, excluding cash, policy loans and income receivable. The AVR contains a separate component for each category of invested assets. The change in AVR is charged or credited directly to capital and surplus.

Interest Maintenance Reserve

The Company records an IMR as prescribed by the NAIC, which represents the net deferral for interest-related gains or losses arising from the sale of certain investments, such as bonds, mortgage loans and loan-backed and structured securities sold. The IMR is applied as follows:

•

for bonds, the designation from the NAIC Capital Markets and Investments Analysis Office must not have changed more than one designation between the beginning of the holding period and the date of sale;

•	the bond must never have been classified as a default security;

•

for mortgage loans, during the prior two years, they must not have had interest more than 90 days past due, been in the process of foreclosure or in the course of voluntary conveyance, nor had restructured terms; and

•	for loan-backed and structured securities, all interest-related other-than-temporary impairments and interest-related realized gains or losses on sales of the securities.

The realized gains or losses, net of related federal income tax, from the applicable bonds and mortgage loans sold, have been removed from the net realized gain or loss amounts and established as a net liability. This liability is amortized into income such that the amount of each capital gain or loss amortized in a given year is based on the excess of the amount of income which would have been reported that year, if the asset had not been disposed of over the amount of income which would have been reported had the asset been repurchased at its sale price. In the event the unamortized IMR liability balance is negative, the balance is reclassified as an asset and fully nonadmitted. The Company utilizes the grouped method for amortization. Under the grouped method, the liability is amortized into income over the remaining period to expected maturity based on the groupings of the individual securities into five-year bands.

Goodwill

For companies whose operations are primarily insurance related, goodwill is the excess of the cost to acquire a company over the Company’s share of the statutory book value of the acquired entity. Goodwill is recorded in stocks in the statutory statements of admitted assets, liabilities and surplus. Goodwill is amortized on a straight-line basis over the period of economic benefit, not to exceed ten years, with a corresponding charge to surplus. Goodwill was immaterial as of December 31, 2022 and 2021.

Federal Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities, are recognized for the expected future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged directly to surplus, with the impact of taxes on unrealized capital gains or losses and nonadmitted assets reported separately in the statutory statements of changes in capital and surplus.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the statutory financial statements, which could be significant.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from Internal Revenue Service (“IRS”) examinations and other tax-related matters for all open tax years.

The Company is included in the NMIC consolidated federal income tax return.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the Company of its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the statutory statements of admitted assets, liabilities, changes in capital and surplus on a net basis within the related future policy benefits and claims of the Company.

Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 4% of the Company’s life insurance in force in 2022 and 2021, and 49% and 50% of the number of life insurance policies in force in 2022 and 2021, respectively. The provision for policyholder dividends was based on the respective year’s dividend scales, as approved by the Board of Directors. Policyholder dividends are recognized when declared. No additional income was allocated to participating policyholders during 2022 and 2021.

Accounting Changes and Corrections of Errors

Effective January 1, 2021, the Company elected to apply OAC 3901-1-67 to its derivative instruments hedging indexed products and indexed annuity reserve liabilities. As a result of the Company’s election to apply OAC 3901-1-67 as of January 1, 2021, the Company’s admitted assets decreased $3 million, total liabilities decreased $2 million and capital and surplus decreased $1 million, which included a $3 million reduction to unassigned surplus from the cumulative effect of the change in accounting principle.

Effective January 1, 2020, the Company changed its reserve valuation basis for variable annuities due to changes to VM-21. As a result of this change, the Company records stochastic reserves, floored at the cash surrender value, instead of reserves using the standard scenario previously required under Actuarial Guideline XLIII “CARVM for Variable Annuities”. The impacts of the valuation basis change were recognized as of January 1, 2020, resulting in an increase to statutory capital and surplus of $78 million. In addition, the Company changed its reserve valuation basis for stable value wraps covering certain group life insurance policies from Separate Accounts Funding Guaranteed Minimum Benefits Under Group Contracts, to VM-21. There was no impact to statutory capital and surplus as a result of this change.

During 2020, the Company modified its approach used to schedule the reversals of its deferred tax assets for policyholder reserves under SSAP No. 101, Income Taxes (“SSAP No. 101”). Prior to 2020, the Company scheduled the reversals of its deferred tax assets for policyholder reserves by estimating the reserve reversal using the aggregate policyholder reserve. As of January 1, 2020, the Company is now taking a disaggregated approach and calculates reversal of the deferred tax assets for policyholder reserves on a product-by-product basis. The new method is more precise and better reflects how the deferred tax assets for policyholder reserves moves with the underlying reserve liability. SSAP No. 101 permits a company to modify its scheduling method so long as the modification is treated as change in accounting principle. The impact of the change increases the Company’s net admitted deferred tax asset $6 million and $5 million as of December 31, 2020 and January 1, 2020, respectively, with a commensurate increase in capital and surplus. There was no impact on net income.

During 2022, the Company identified and corrected an error in annuity product allocation drivers for general operating expenses between the Company and NLAIC that resulted in an understatement of the Company’s general insurance expenses for the years ended December 31, 2021, 2020 and 2019. The error resulted in an overstatement of net income of $22 million, an overstatement of total surplus of $45 million, an overstatement of total assets of $13 million and an understatement of total liabilities of $32 million as of and for the year ended December 31, 2021. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP No. 3”), the total prior period correction was recorded as a decrease to total surplus of $45 million, a decrease to total assets of $13 million and an increase to total liabilities of $32 million as of January 1, 2022. Additionally, the Company’s subsidiary, NLAIC, identified and corrected errors as of January 1, 2022 that increased the Company’s investment in NLAIC and total surplus by $6 million. The net decrease to the Company’s total surplus of $39 million in 2022 as a result of these corrections is reported as a negative adjustment to unassigned surplus.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

During 2020, the Company identified and corrected an error in the variable annuity ceded premium calculation under the intercompany 100% coinsurance agreement with Eagle. The error resulted in an understatement of ceded premiums for the years ended December 31, 2019 and 2018. In accordance with SSAP No. 3, the total prior period correction of $9 million was reported in 2020 as a negative adjustment to unassigned funds (surplus) and consisted of $11 million of ceded premiums, offset by $2 million of taxes.

Recently Adopted Accounting Standard

Effective January 1, 2021, the Company adopted revisions to SSAP No. 32R, Preferred Stock (“SSAP No. 32R”). The adopted revisions updated the definition for redeemable and perpetual preferred stock and furthermore, updated the valuation classification for perpetual preferred stock to fair value. Previously, perpetual preferred stock could have been valued at amortized cost or fair value based on the rating of the security. Per SSAP No. 32R, any valuation classification changes from amortized cost to fair value are to be recognized in statutory surplus. Going forward, changes to fair value will be recognized as a change in net unrealized capital gains and losses in statutory surplus. As a result of this change, the Company recorded an increase to statutory capital and surplus of $9 million as of January 1, 2021.

Subsequent Events

The Company evaluated subsequent events through March 17, 2023, the date the statutory financial statements were issued.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

(3)	Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

The following table summarizes the analysis of individual annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2022
Subject to discretionary withdrawal:
With market value adjustment	$2,279	90	-	$2,369	4%
At book value less current surrender charge of 5% or more	675	-	-	675	1%
At fair value	11	-	57,823	57,834	87%
Total with market value adjustment or at fair value	$2,965	$90	$57,823	$60,878	92%
At book value without adjustment (minimal or no charge or adjustment)	3,365	-	6	3,371	5%
Not subject to discretionary withdrawal	2,009	-	56	2,065	3%
Total, gross	$8,339	$90	$57,885	$66,314	100%
Less: Reinsurance ceded	(110)	-	-	(110)
Total, net	$8,229	$90	$57,885	$66,204
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$65	$-	$-	$65

December 31, 2021
Subject to discretionary withdrawal:
With market value adjustment	$622	125	-	$747	1%
At book value less current surrender charge of 5% or more	209	-	-	209	0%
At fair value	12	-	73,141	73,153	93%
Total with market value adjustment or at fair value	$843	$125	$73,141	$74,109	94%
At book value without adjustment (minimal or no charge or adjustment)	3,295	-	6	3,301	4%
Not subject to discretionary withdrawal	1,749	-	69	1,818	2%
Total, gross	$5,887	$125	$73,216	$79,228	100%
Less: Reinsurance ceded	(114)	-	-	(114)
Total, net	$5,773	$125	$73,216	$79,114
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$53	$-	$-	$53
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The following table summarizes the analysis of group annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2022
Subject to discretionary withdrawal:
With market value adjustment	$18,397	2,069	-	$20,466	49%
At book value less current surrender charge of 5% or more	6	-	-	6	0%
At fair value	-	-	15,701	15,701	38%
Total with market value adjustment or at fair value	$18,403	$2,069	$15,701	$36,173	87%
At book value without adjustment (minimal or no charge or adjustment)	4,211	-	-	4,211	10%
Not subject to discretionary withdrawal	1,051	103	-	1,154	3%
Total, gross	$23,665	$2,172	$15,701	$41,538	100%
Less: Reinsurance ceded	(53)	-	-	(53)
Total, net	$23,612	$2,172	$15,701	$41,485
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$6	$-	$-	$6

December 31, 2021
Subject to discretionary withdrawal:
With market value adjustment	$18,205	2,389	-	$20,594	44%
At book value less current surrender charge of 5% or more	6	-	-	6	0%
At fair value	-	-	20,679	20,679	44%
Total with market value adjustment or at fair value	$18,211	$2,389	$20,679	$41,279	88%
At book value without adjustment (minimal or no charge or adjustment)	5,227	-	-	5,227	11%
Not subject to discretionary withdrawal	673	-	3	676	1%
Total, gross	$24,111	$2,389	$20,682	$47,182	100%
Less: Reinsurance ceded	(55)	-	-	(55)
Total, net	$24,056	$2,389	$20,682	$47,127
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$6	$-	$-	$6
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The following table summarizes the analysis of deposit-type contracts and other liabilities without life or disability contingencies by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Separate account non- guaranteed	Total	% of Total
December 31, 2022
Subject to discretionary withdrawal:
With market value adjustment	$1	$-	$1	0%
At fair value	-	-	-	0%
Total with market value adjustment or at fair value	$1	$-	$1	0%
At book value without adjustment (minimal or no charge or adjustment)	666	2	668	16%
Not subject to discretionary withdrawal	3,522	14	3,536	84%
Total, gross	$4,189	$16	$4,205	100%
Less: Reinsurance ceded	-	-	-
Total, net	$4,189	$16	$4,205

December 31, 2021
Subject to discretionary withdrawal:
With market value adjustment	$2	$-	$2	0%
At fair value	-	-	-	0%
Total with market value adjustment or at fair value	$2	$-	$2	0%
At book value without adjustment (minimal or no charge or adjustment)	665	3	668	17%
Not subject to discretionary withdrawal	3,132	17	3,149	83%
Total, gross	$3,799	$20	$3,819	100%
Less: Reinsurance ceded	-	-	-
Total, net	$3,799	$20	$3,819

The following table is a reconciliation of total annuity actuarial reserves and deposit fund liabilities, as of the dates indicated:

	December 31,
(in millions)	2022	2021
Life, accident and health annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$31,827	$29,815
Supplemental contracts with life contingencies, net	14	15
Deposit-type contracts	4,189	3,799
Subtotal	$36,030	$33,629
Separate accounts annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$75,848	$96,412
Other contract deposit funds	16	20
Subtotal	$75,864	$96,432
Total annuity actuarial reserves and deposit fund liabilities, net	$111,894	$130,061

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics, as of the dates indicated:

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2022
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$11	$11	$-	$-	$-
Universal life	2,626	1,982	2,802	-	-	-
Universal life with secondary guarantees	426	353	929	-	-	-
Indexed universal life with secondary guarantees	283	210	304	-	-	-
Other permanent cash value life insurance	-	1,979	2,473	-	-	-
Variable life	2,850	2,898	3,010	25,626	25,621	25,260
Miscellaneous reserves	-	-	-	-	-	-
Subtotal	$6,185	$7,433	$9,529	$25,626	$25,621	$25,260
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	206	-	-	-
Accidental death benefits	-	-	1	-	-	-
Disability - active lives	-	-	15	-	-	-
Disability - disabled lives	-	-	59	-	-	-
Miscellaneous reserves	-	-	31	-	-	-
Total, gross	$6,185	$7,433	$9,841	$25,626	$25,621	$25,260
Less: reinsurance ceded	(9)	(9)	(178)	-	-	-
Total, net	$6,176	$7,424	$9,663	$25,626	$25,621	$25,260

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2021
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$11	$11	$-	$-	$-
Universal life	2,609	2,624	2,783	-	-	-
Universal life with secondary guarantees	395	320	855	-	-	-
Indexed universal life with secondary guarantees	232	174	251	-	-	-
Other permanent cash value life insurance	-	1,271	2,539	-	-	-
Variable life	2,334	2,403	2,503	27,487	27,480	27,480
Miscellaneous reserves	-	-	-	-	-	6
Subtotal	$5,570	$6,803	$8,942	$27,487	$27,480	$27,486
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	241	-	-	-
Accidental death benefits	-	-	1	-	-	-
Disability - active lives	-	-	14	-	-	-
Disability - disabled lives	-	-	58	-	-	-
Miscellaneous reserves	-	-	33	-	-	-
Total, gross	$5,570	$6,803	$9,289	$27,487	$27,480	$27,486
Less: reinsurance ceded	(9)	(9)	(209)	-	-	-
Total, net	$5,561	$6,794	$9,080	$27,487	$27,480	$27,486

The following table is a reconciliation of life actuarial reserves, as of the dates indicated:

	December 31,
(in millions)	2022	2021
Life, accident and health annual statement:
Life Insurance, net	$9,569	$8,986
Accidental death benefits, net	1	1
Disability - active lives, net	14	13
Disability - disabled lives, net	52	51
Miscellaneous reserves, net	27	29
Subtotal	$9,663	$9,080
Separate accounts annual statement:
Life insurance[1]	$25,570	$27,788
Miscellaneous reserves	-	6
Subtotal	$25,570	$27,794
Total life actuarial reserves, net	$35,233	$36,874
1

In 2022, life insurance account value, cash value and reserve includes separate accounts with guarantees of $310 million for universal life. In 2021, life insurance account value, cash value and reserve includes separate accounts with guarantees of $308 million for universal life.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

Direct Premium Written by Managing General Agents and Third Party Administrators

The following table summarizes direct premium written by managing general agents and third party administrators as of December 31, 2022:

(in millions) Managing general agent/ third party reserve	FEIN number	Exclusive contract	Types of business written	Types of authority granted[1]	Total Direct Premium
AccuRisk Solutions, LLC	31-1777676	Not Exclusive	Accident & health	C / CA / B / P / U	106
BEAM Insurance Administrators, LLC	61-1776148	Not Exclusive	Accident & health	C / CA / B / P / U	6
Fringe Insurance Benefits, Inc.	74-2616364	Not Exclusive	Accident & health	B / P / U	40
Gilsbar, Inc.	72-0519951	Not Exclusive	Accident & health	B / P / U	18
IRC	74-2824053	Not Exclusive	Accident & health	C / CA / B / P / U	26
Maverick Health Solutions, LLC	87-3345548	Not Exclusive	Accident & health	B / C / CA / P	2
Merchants Benefit Administration, Inc.	86-0875918	Exclusive	Accident & health	B / C / CA / P	31
PRAM Insurance Services, Inc.	33-0367265	Not Exclusive	Accident & health	C / CA / B / P / U	5
RMTS - Manufacturers & Traders Trust Co.	20-1049240	Not Exclusive	Accident & health	C / CA / B / P / U	32
Roundstone Management, Ltd.	27-0371422	Not Exclusive	Accident & health	C / CA / B / P / U	90
Star Line Group	04-3499188	Not Exclusive	Accident & health	C / CA / B / P / U	6
TMS RE Inc	65-0644164	Not Exclusive	Accident & health	C / CA / B / P / U	45
United Group Programs Inc.	59-1896277	Not Exclusive	Accident & health	C / CA / B / P / U	8
Total Direct Premiums Written and Produced					$415
1	Authority code key includes: C– claims payment, CA– claims adjustment, B- binding authority, P-premium collection, U- underwriting.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

(4) Separate	Accounts

The Company’s separate account statement includes assets legally insulated from the general account as of the dates indicated, attributed to the following product lines:

	December 31, 2022		December 31, 2021
(in millions)	Separate account assets legally insulated	Separate account assets (not legally insulated)	Separate account assets legally insulated	Separate account assets (not legally insulated)
Product / Transaction:
Individual annuities	$63,282	$-	$79,416	$-
Group annuities	13,743	-	18,091	-
Life insurance	25,688	-	27,865	-
Pension risk transfer group annuities	95	-	-	-
Total	$102,808	$-	$125,372	$-

The following table summarizes amounts paid towards separate account guarantees by the general account and related risk charges paid by the separate account for the years ended:

(in millions)	Total paid toward separate account guarantees	Risk charges paid to general account
2022	$79	$722
2021	$12	$674
2020	$26	$631
2019	$58	$612
2018	$18	$594

The Company does not engage in securities lending transactions within its separate accounts.

Most separate accounts held by the Company relate to individual and group variable annuity and variable universal life insurance contracts of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The individual variable annuity contracts generally provide an incidental death benefit of the greater of account value or premium paid (net of prior withdrawals). However, many individual variable annuity contracts also provide death benefits equal to (i) the most recent fifth-year anniversary account value, (ii) the highest account value on any previous anniversary, (iii) premiums paid increased 5% or certain combinations of these, all adjusted for prior withdrawals. The death benefit and cash value under the variable universal life policies may vary with the investment performance of the underlying investments in the separate accounts. The assets and liabilities of these separate accounts are carried at fair value and are non-guaranteed.

Certain other separate accounts offered by the Company contain groups of variable universal life policies wherein the assets supporting account values on the underlying policies reside in Private Placement Separate Accounts. They provide a quarterly interest rate based on a crediting formula that reflects the market value to book value ratio of the investments, investment portfolio yield and a specified duration.

Certain other separate accounts relate to a guaranteed term option, which provides a guaranteed interest rate that is paid over certain maturity durations ranging from three to ten years, so long as certain conditions are met. If amounts allocated to the guaranteed term option are distributed prior to the maturity period, a market value adjustment can be assessed. The assets and liabilities of these separate accounts are carried at fair value.

The Company has a separate account that holds group annuity contracts offered through the Company’s PRT business, wherein the Company provides guaranteed benefit payments to annuitants. The Company issues PRT business out of both the general and separate accounts, and within both, the assets and liabilities of this business are carried at amortized cost. The PRT separate account business has been included as a nonindexed guarantee less than or equal to 4%.

Another separate account offered by the Company contains a group of universal life policies wherein the assets supporting the account values on the underlying policies reside in a Private Placement Separate Account. It provides an annual interest rate guarantee, subject to a minimum guarantee of 3%. The interest rate declared each year reflects the anticipated investment experience of the account. The business has been included as a nonindexed guarantee less than or equal to 4%.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The following tables summarize the separate account reserves of the Company, as of the dates indicated:

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2022
Premiums, considerations or deposits	$174	$-	$7,583	$7,757
Reserves
For accounts with assets at:
Fair value	$2,016	$145	$98,862	$101,023
Amortized cost	411	-	-	411
Total reserves[1]	$2,427	$145	$98,862	$101,434
By withdrawal characteristics:
With market value adjustment	$2,117	$145	$-	$2,262
At fair value	-	-	98,784	98,784
At book value without market value adjustment and with current surrender charge less than 5%	310	-	8	318
Subtotal	$2,427	$145	$98,792	$101,364
Not subject to discretionary withdrawal	-	-	70	70
Total reserves[1]	$2,427	$145	$98,862	$101,434
1

The total reserves balance does not equal the liabilities related to separate accounts of $102.8 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.4 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2021
Premiums, considerations or deposits	$221	$-	$8,088	$8,309
Reserves
For accounts with assets at:
Fair value	$2,368	$146	$121,404	$123,918
Amortized cost	308	-	-	308
Total reserves[1]	$2,676	$146	$121,404	$124,226
By withdrawal characteristics:
With market value adjustment	$2,368	$146	$-	$2,514
At fair value	-	-	121,307	121,307
At book value without market value adjustment and with current surrender charge less than 5%	308	-	9	317
Subtotal	$2,676	$146	$121,316	$124,138
Not subject to discretionary withdrawal	-	-	88	88
Total reserves[1]	$2,676	$146	$121,404	$124,226

1

The total reserves balance does not equal the liabilities related to separate accounts of $125.4 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.2 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The following table is a reconciliation of net transfers from separate accounts, as of the dates indicated:

	December 31,
(in millions)	2022	2021	2020
Net transfers as reported in the statutory statements of operations of the separate accounts:
Transfers to separate accounts	$7,757	$8,309	$5,809
Transfers from separate accounts	(8,860)	(10,860)	(8,921)
Net transfers from separate accounts	$(1,103)	$(2,551)	$(3,112)
Reconciling adjustments:
Exchange accounts offsetting in the general account	(606)	(552)	(337)
Fees not included in general account transfers	47	68	(67)
Other miscellaneous adjustments not included in the general account balance	27	33	(28)
Net transfers as reported in the statutory statements of operations	$(1,635)	$(3,002)	$(3,544)

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

(5) Investments

Bonds and Stocks

The following table summarizes the carrying value, the excess of fair value over carrying value, the excess of carrying value over fair value and the fair value of bonds and stocks, as of the dates indicated:

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value
December 31, 2022
Bonds:
U.S. Government	$1	$-	$-	$1
States, territories and possessions	561	7	55	513
Political subdivisions	380	9	28	361
Special revenues	3,035	36	362	2,709
Industrial and miscellaneous	29,529	118	3,115	26,532
Loan-backed and structured securities	6,702	30	438	6,294
Total bonds	$40,208	$200	$3,998	$36,410
Common stocks unaffiliated	$239	$-	$-	$239
Preferred stocks unaffiliated	30	1	-	31
Total unaffiliated stocks[1]	$269	$1	$-	$270
Total bonds and unaffiliated stocks[1]	$40,477	$201	$3,998	$36,680

December 31, 2021
Bonds:
U.S. Government	$12	$-	$-	$12
States, territories and possessions	463	44	1	506
Political subdivisions	376	66	-	442
Special revenues	2,882	489	2	3,369
Industrial and miscellaneous	28,233	2,649	86	30,796
Loan-backed and structured securities	5,965	183	31	6,117
Total bonds	$37,931	$3,431	$120	$41,242
Common stocks unaffiliated	$225	$-	$-	$225
Preferred stocks unaffiliated	50	-	-	50
Total unaffiliated stocks[1]	$275	$-	$-	$275
Total bonds and unaffiliated stocks[1]	$38,206	$3,431	$120	$41,517
1

Excludes affiliated common stocks with a carrying value of $3.4 billion and $2.7 billion as of December 31, 2022 and 2021, respectively. Affiliated common stocks include investment in NLAIC and JNF of $3.2 billion and $186 million as of December 31, 2022, respectively, and $2.6 billion and $186 million as of December 31, 2021, respectively.

The carrying value of bonds on deposit with various states as required by law or special escrow agreement was $3 million as of December 31, 2022 and 2021.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The following table summarizes the carrying value and fair value of bonds, by contractual maturity, as of December 31, 2022. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties:

(in millions)	Carrying value	Fair value
Bonds:
Due in one year or less	$964	$959
Due after one year through five years	8,339	7,969
Due after five years through ten years	10,276	9,208
Due after ten years	13,927	11,980
Total bonds excluding loan-backed and structured securities	$33,506	$30,116
Loan-backed and structured securities	6,702	6,294
Total bonds	$40,208	$36,410

The following table summarizes the fair value and unrealized losses on bonds and stocks (amount by which cost or amortized cost exceeds fair value), for which other-than-temporary declines in value have not been recognized, based on the amount of time each type of bond or stock has been in an unrealized loss position, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
December 31, 2022
Bonds:
U.S. Government	$1	$-	$-	$-	$1	$-
States, territories and possessions	352	49	23	6	375	55
Political subdivisions	157	27	-	-	157	27
Special revenues	1,935	332	55	22	1,990	354
Industrial and miscellaneous	21,261	2,526	2,604	739	23,865	3,265
Loan-backed and structured securities	3,800	263	2,079	177	5,879	440
Total bonds	$27,506	$3,197	$4,761	$944	$32,267	$4,141
Common stocks unaffiliated	$45	$11	$19	$6	$64	$17
Preferred stocks unaffiliated	20	2	3	1	23	3
Total unaffiliated stocks	$65	$13	$22	$7	$87	$20
Total bonds and unaffiliated stocks	$27,571	$3,210	$4,783	$951	$32,354	$4,161

December 31, 2021
Bonds:
U.S. Government	$3	$-	$-	$-	$3	$-
States, territories and possessions	77	1	1	-	78	1
Special revenues	76	2	-	-	76	2
Industrial and miscellaneous	3,355	74	455	48	3,810	122
Loan-backed and structured securities	2,005	14	332	19	2,337	33
Total bonds	$5,516	$91	$788	$67	$6,304	$158
Common stocks unaffiliated	$-	$-	$23	$2	$23	$2
Preferred stocks unaffiliated	14	-	-	-	14	-
Total unaffiliated stocks	$14	$-	$23	$2	$37	$2
Total bonds and unaffiliated stocks	$5,530	$91	$811	$69	$6,341	$160

As of December 31, 2022, management evaluated securities in an unrealized loss position for impairment. As of the reporting date, the Company has the intent and ability to hold these securities until the fair value recovers, which may be maturity, and therefore, does not consider the securities to be other-than-temporarily impaired.

There was no intent to sell loan-backed and structured securities that have been identified as having other-than-temporary impairments for the years ended December 31, 2022 and 2021.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans by method of evaluation for credit loss, and the related valuation allowances by type of credit loss, as of the dates indicated:

	December 31,
(in millions)	2022	2021
Amortized cost:
Loans with non-specific reserves	$8,393	$8,219
Loans with specific reserves	8	9
Total amortized cost	$8,401	$8,228
Valuation allowance:
Non-specific reserves	$37	$42
Specific reserves	1	1
Total valuation allowance[1]	$38	$43
Mortgage loans, net of allowance	$8,363	$8,185

1	Changes in the valuation allowance are due to current period provisions. These changes in the valuation allowance for the years ended December 31, 2022, 2021, and 2020 were immaterial.

As of December 31, 2022 and 2021, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio.

The following table summarizes the LTV ratio and DSC ratio of the mortgage loan portfolio as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than or equal to 1.00	Total
December 31, 2022
Apartment	$3,651	$22	$3,673	$3,632	$41	$3,673
Industrial	1,437	-	1,437	1,437	-	1,437
Office	1,223	3	1,226	1,214	12	1,226
Retail	1,815	8	1,823	1,794	29	1,823
Other	225	-	225	217	8	225
Total[1]	$8,351	$33	$8,384	$8,294	$90	$8,384
Weighted average DSC ratio	2.20	0.82	2.19	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	57%	81%	57%

December 31, 2021
Apartment	$3,441	$33	$3,474	$3,445	$29	$3,474
Industrial	1,137	-	1,137	1,137	-	1,137
Office	1,226	25	1,251	1,231	20	1,251
Retail	2,067	41	2,108	2,068	40	2,108
Other	171	-	171	171	-	171
Total[1]	$8,042	$99	$8,141	$8,052	$89	$8,141
Weighted average DSC ratio	2.22	1.31	2.21	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	59%	78%	59%

1	Excludes $17 million and $87 million of commercial mortgage loans that were under development as of December 31, 2022 and 2021, respectively.

As of December 31, 2022 and 2021, the Company has a diversified mortgage loan portfolio with no more than 23% and 24%, respectively, in a geographic region in the U.S. and no more than 1% with any one borrower. The maximum and minimum lending rates for mortgage loans originated or acquired during 2022 were 11.0% and 2.9%, respectively, and for those originated or acquired during 2021 were 4.1% and 1.9%, respectively. As of December 31, 2022 and 2021, the maximum LTV ratio of any one loan at the time of loan origination was 80%. As of December 31, 2022 and 2021, the Company did not hold mortgage loans with interest 90 days or more past due. Additionally, there were no taxes, assessments or any amounts advanced and not included in the mortgage loan portfolio.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

Securities Lending

The fair value of loaned securities was $611 million and $547 million as of December 31, 2022 and 2021, respectively. The Company held $232 million and $170 million of cash collateral on securities lending as of December 31, 2022 and 2021, respectively. As of December 31, 2022, the carrying value and fair value of reinvested collateral assets was $232 million. As of December 31, 2021, the carrying value and fair value of reinvested collateral assets was $170 million. The fair value of bonds acquired with reinvested collateral assets was $236 million and $173 million as of December 31, 2022 and 2021, respectively. There are no securities lending transactions that extend beyond one year as of the reporting date. The Company received $394 million and $388 million of non-cash collateral on securities lending as of December 31, 2022 and 2021, respectively.

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

	December 31,
(in millions)	2022	2021	2020
Bonds	$1,511	$1,417	$1,419
Mortgage loans	334	358	339
Other invested assets	196	499	384
Policy loans	42	43	43
Derivative instruments[1]	19	31	25
Other	44	12	16
Gross investment income	$2,146	$2,360	$2,226
Investment expenses	(127)	(129)	(119)
Net investment income	$2,019	$2,231	$2,107
1	Includes net investment income applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2, for the years ended December 31, 2022 and 2021.

The amount of investment income due and accrued that was nonadmitted as of December 31, 2022 and 2021 was immaterial.

Net Realized Capital Gains and Losses

The following table summarizes net realized capital gains and losses for the years ended:

	December 31,
(in millions)	2022	2021	2020
Gross gains on sales	$31	$106	$36
Gross losses on sales	(149)	(32)	(42)
Net realized (losses) gains on sales	$(118)	$74	$(6)
Net realized derivative gains (losses)[1]	284	(679)	(521)
Other-than-temporary impairments	(26)	(4)	(78)
Total net realized gains (losses)	$140	$(609)	$(605)
Tax expense (benefit) on net gains (losses)	3	59	(26)
Net realized capital gains (losses), net of tax	$137	$ (668)	$(579)
Less: Realized (losses) gains transferred to the IMR	(103)	15	(4)
Net realized capital gains (losses), net of tax and transfers to the IMR	$240	$(683)	$(575)
1	Includes impacts to derivative instruments applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2, for the years ended December 31, 2022 and 2021.

For the year ended December 31, 2022, gross realized gains and gross realized losses on sales of bonds were $7 million and $145 million, respectively. For the year ended December 31, 2021, gross realized gains and gross realized losses on sales of bonds were $80 million and $31 million, respectively. For the year ended December 31, 2020, gross realized gains and gross realized losses on sales of bonds were $26 million and $38 million, respectively.

The Company did not enter into any material repurchase transactions that would be considered wash sales during the years ended December 31, 2022, 2021 and 2020.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

Investment Commitments

The Company had unfunded commitments related to its investment in limited partnerships and limited liability companies totaling $894 million and $793 million as of December 31, 2022 and 2021, respectively. As of December 31, 2022 and 2021, there were $207 million and $89 million of commitments to purchase private placement bonds, respectively. There were $291 million of outstanding commitments and no outstanding commitments to fund mortgage loans as of December 31, 2022 and 2021, respectively.

(6)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company may use interest rate swaps and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa.

Equity market risk management. The Company issues a variety of insurance products that expose it to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including futures and options.

Indexed crediting risk management. The Company issues a variety of insurance and annuity products with indexed crediting features that expose the Company to risks related to the performance of an underlying index. To mitigate these risks, the Company enters into a variety of derivatives including index options, total return swaps and futures. The underlying indices can have exposure to equites, commodities and fixed income securities.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2022 and 2021, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The following table summarizes the fair value, carrying value and related notional amounts of derivative instruments, as of the dates indicated:

(in millions)	Notional amount	Net Carrying Value	Fair value asset	Fair value liability	Average fair value
December 31, 2022
Interest rate swaps	$-	$-	$-	$-	$-
Options	96	1	2	-	-
Cross currency swaps	1,498	135	174	(9)	2
Futures	3,316	-	-	-	-
Total derivatives¹	$4,910	$136	$176	$(9)	$2

December 31, 2021
Interest rate swaps	$7	$-	$-	$-	$-
Options	25	1	1	-	-
Cross currency swaps	1,465	32	101	(13)	1
Futures	2,715	-	-	-	-
Total derivatives¹	$4,212	$33	$102	$(13)	$1
1	Fair value balance excludes immaterial accrued interest on derivative assets for December 31, 2022 and 2021.

The derivative assets subject to master netting agreements were $8 million and $13 million as of December 31, 2022 and 2021. The Company received $178 million and $92 million of cash collateral and $20 million and $17 million in pledged securities, respectively, resulting in an immaterial uncollateralized position as of December 31, 2022 and 2021. The derivative liabilities subject to master netting agreements were $8 million and $13 million as of December 31, 2022 and 2021. The Company posted immaterial cash collateral, resulting in an immaterial uncollateralized position as of December 31, 2022 and 2021. Securities received as collateral are recorded off-balance sheet and exclude initial margin posted on derivatives of $236 million and $171 million as of December 31, 2022 and 2021, respectively.

The following table summarizes net gains and losses on derivatives programs by type of derivative instrument, as of the dates indicated:

	Net realized gains (losses) recorded in operations			Unrealized gains (losses) recorded in capital and surplus
	December 31,			December 31,
(in millions)	2022	2021	2020	2022	2021	2020
Options	$-	$-	$-	$-	$-	$(1)
Cross currency swaps	1	1	4	103	69	(102)
Futures	283	(680)	(525)	124	27	1
Total	$284	$(679)	$(521)	$227	$96	$(102)

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

(7)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value as of December 31, 2022:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$11	$-	$-	$11
Common stocks unaffiliated	77	162	-	-	239
Preferred stocks unaffiliated	-	25	6	-	31
Separate account assets	97,015	1,795	55	3,552	102,417
Assets at fair value	$97,092	$1,993	$61	$3,552	$102,698

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2022:

(in millions)	Bonds[1]	Preferred stocks unaffiliated	Separate account assets	Assets at fair value
Balance as of December 31, 2021	$1	$6	$49	$56
Net gains (losses):
In surplus	-	-	24	24
Purchases	-	2	-	2
Sales	-	(2)	(18)	(20)
Transfers out of Level 3	(1)	-	-	(1)
Balance as of December 31, 2022	$-	$6	$55	$61
1	Bonds transfer out of Level 3 during the year ended December 31, 2022, result from the application of the lower of amortized cost or fair value rules based on NAIC rating.

The following table summarizes assets and liabilities held at fair value as of December 31, 2021:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$7	$1	$-	$8
Common stocks unaffiliated	82	143	-	-	225
Preferred stocks unaffiliated	-	44	6	-	50
Separate account assets	119,549	2,087	49	3,354	125,039
Assets at fair value	$119,631	$2,281	$56	$3,354	$125,322

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2021:

(in millions)	Bonds	Common stocks unaffiliated	Preferred stocks unaffiliated[1]	Separate account assets	Assets at fair value
Balance as of December 31, 2020	$1	$1	$-	$58	$60
Net gains (losses):
In surplus	-	-	1	6	7
Purchases	1	-	1	-	2
Sales	(1)	-	-	(15)	(16)
Transfers into Level 3	-	-	4	-	4
Transfers out of Level 3	-	(1)	-	-	(1)
Balance as of December 31, 2021	$1	$-	$6	$49	56
1	Preferred stock unaffiliated transfers into Level 3 during the year ended December 31, 2021 are primarily related to the Company’s election of SSAP No. 32R2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The following table summarizes the carrying value and fair value of the Company’s assets and liabilities not held at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below or in Note 2.

	Fair Value
(in millions)	Level 1	Level 2	Level 3	Total fair value	Carrying value
December 31, 2022
Assets:
Bonds[1]	$1	$32,048	$4,350	$36,399	$40,197
Mortgage loans, net of allowance	-	-	7,351	7,351	8,363
Policy loans	-	-	933	933	933
Derivative assets	-	174	2	176	143
Cash, cash equivalents and short-term investments	613	1,008	-	1,621	1,621
Securities lending collateral assets	232	-	-	232	232
Separate account assets	4	311	41	356	391
Total assets	$850	$33,541	$12,677	$47,068	$51,880
Liabilities:
Investment contracts	$-	$-	$3,158	$3,158	$3,148
Derivative liabilities	-	9	-	9	7
Total liabilities	$-	$9	$3,158	$3,167	$3,155

December 31, 2021
Assets:
Bonds[1]	$2	$35,874	$5,358	$41,234	$37,923
Mortgage loans, net of allowance	-	-	8,340	8,340	8,185
Policy loans	-	-	913	913	913
Derivative assets	-	101	1	102	64
Cash, cash equivalents and short-term investments	127	509	-	636	636
Securities lending collateral assets	170	-	-	170	170
Separate account assets	3	374	3	380	333
Total assets	$302	$36,858	$14,615	$51,775	$48,224
Liabilities:
Investment contracts	$-	$-	$2,720	$2,720	$2,715
Derivative liabilities	-	13	-	13	31
Total liabilities	$-	$13	$2,720	$2,733	$2,746

1	Level 3 is primarily composed of industrial and miscellaneous bonds.

Mortgage loans, net of allowance. The fair values of mortgage loans are primarily estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the statutory statements of admitted assets, liabilities, capital and surplus approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Securities lending collateral assets. These assets are comprised of bonds and short-term investments and the respective fair values are estimated based on the fair value methods described in Note 2.

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable rate contracts approximates their carrying value.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

(8)	Federal Income Taxes

The following tables summarize the net admitted deferred tax assets, as of the dates indicated:

	December 31, 2022
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$820	$32	$852
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$820	$32	$852
Less: Deferred tax assets nonadmitted	(96)	(7)	(103)
Net admitted deferred tax assets	$724	$25	$749
Less: Deferred tax liabilities	(147)	(13)	(160)
Net admitted deferred tax assets	$577	$12	$589

	December 31, 2021
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$759	$30	$789
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$759	$30	$789
Less: Deferred tax assets nonadmitted	(71)	(12)	(83)
Net admitted deferred tax assets	$688	$18	$706
Less: Deferred tax liabilities	(81)	(7)	(88)
Net admitted deferred tax assets	$607	$11	$618

The following table summarizes components of the change in deferred income taxes reported in capital and surplus before consideration of nonadmitted assets and changes from the prior year, as of the dates indicated:

	December 31,
(in millions)	2022	2021	Change
Adjusted gross deferred tax assets	$852	$789	$63
Total deferred tax liabilities	(160)	(88)	(72)
Net deferred tax assets	$692	$701	$(9)
Less: Tax effect of unrealized gains			(37)
Change in deferred income tax			$28

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The following tables summarize components of the admitted deferred tax assets calculation, as of the dates indicated:

	December 31, 2022
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$8	$8
Adjusted gross deferred tax assets expected to be realized[1]	577	4	581
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	147	13	160
Admitted deferred tax assets	$724	$25	$749

	December 31, 2021
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$11	$11
Adjusted gross deferred tax assets expected to be realized[1]	607	-	607
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	81	7	88
Admitted deferred tax assets	$688	$18	$706
1

Note that this amount is calculated as the lesser of the adjusted gross deferred tax assets expected to be realized following the balance sheet date or the adjusted gross deferred tax assets allowed per the limitation threshold. For the years ended December 31, 2022 and 2021, the threshold limitation for adjusted capital and surplus was $1.4 billion and $1.3 billion, respectively.

The adjusted capital and surplus used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was $9.5 billion and $8.4 billion as of December 31, 2022 and 2021, respectively. The ratio percentage used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was 1,071% and 1,125% as of December 31, 2022 and 2021, respectively.

The following tables summarize the impact of tax planning strategies, as of the dates indicated:

	December 31, 2022
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	25.51%	0.00%	25.51%

	December 31, 2021
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	8.36%	0.00%	8.36%

The Company’s tax planning strategies included the use of affiliated reinsurance for the years ended December 31, 2022 and 2021.

There are no temporary differences for which deferred tax liabilities are not recognized for the years ended December 31, 2022 and 2021.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The following table summarizes the tax effects of temporary differences and the change from the prior year, for the years ended:

	December 31,
(in millions)	2022	2021	Change
Deferred tax assets
Ordinary:
Future policy benefits and claims	$132	$90	$42
Investments	89	128	(39)
Deferred acquisition costs	260	214	46
Policyholders’ dividends accumulation	4	4	-
Fixed assets	20	-	20
Compensation and benefits accrual	10	11	(1)
Receivables - nonadmitted	1	-	1
Tax credit carry-forward	294	299	(5)
Other	10	13	(3)
Subtotal	$820	$759	$61
Nonadmitted	(96)	(71)	(25)
Admitted ordinary deferred tax assets	$724	$688	$36
Capital:
Investments	32	30	2
Subtotal	$32	$30	$2
Nonadmitted	(7)	(12)	5
Admitted capital deferred tax assets	$25	$18	$7
Admitted deferred tax assets	$749	$706	$43
Deferred tax liabilities
Ordinary:
Investments	$(100)	$(12)	$(88)
Deferred and uncollected premium	(5)	(6)	1
Future policy benefits and claims	(32)	(38)	6
Other	(10)	(25)	15
Subtotal	$(147)	$(81)	$(66)
Capital:
Investments	(13)	(7)	(6)
Subtotal	$(13)	$(7)	$(6)
Deferred tax liabilities	$(160)	$(88)	$(72)
Net deferred tax assets	$589	$618	$(29)

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize all deferred tax assets. Therefore, no valuation allowances have been established as of December 31, 2022 and 2021.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The following table summarizes the Company’s income tax incurred and change in deferred income tax. The total income tax and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income (loss) before tax as follows, for the years ended:

	December 31,
(in millions)	2022	2021	2020
Current income tax expense (benefit)	$103	$50	$(22)
Change in deferred income tax (without tax on unrealized gains and losses)	(28)	(50)	(41)
Total income tax expense (benefit) reported	$75	$-	$(63)
Income before income and capital gains taxes	$1,077	$861	$465
Federal statutory tax rate	21%	21%	21%
Expected income tax expense at statutory tax rate	$226	$181	$98
(Decrease) increase in actual tax reported resulting from:
Dividends received deduction	(80)	(137)	(117)
Change in tax reserves	(9)	-	16
Tax credits	(58)	(47)	(48)
Loss carryback rate differential	-	-	(10)
Other	(4)	3	(2)
Total income tax expense (benefit) reported	$75	$-	$(63)

The Company incurred $11 million in federal income tax expense in 2021, which is available for recoupment in the event of future net losses.

The following table summarizes operating loss or tax credit carry-forwards available as of December 31, 2022:

(in millions)	Amount	Origination	Expiration
Business credits	$27	2015	2035
Business credits	$62	2016	2036
Business credits	$62	2017	2037
Business credits	$30	2018	2038
Business credits	$27	2019	2039
Business credits	$29	2020	2040
Business credits	$28	2021	2041
Business credits	$29	2022	2042

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The Company is included in the NMIC consolidated federal income tax return which includes the following entities:

Nationwide Mutual Insurance Company

AGMC Reinsurance, Ltd

Allied Group, Inc.

Allied Holding (Delaware), Inc.

Allied Insurance Company of America

Allied Property & Casualty Insurance Company

Allied Texas Agency, Inc.

AMCO Insurance Company

American Marine Underwriters

Crestbrook Insurance Company

Depositors Insurance Company

DVM Insurance Agency, Inc.

Eagle Captive Reinsurance, LLC

Freedom Specialty Insurance Company

Harleysville Group Inc.

Harleysville Insurance Co. of New York

Harleysville Insurance Company

Harleysville Insurance Company of New Jersey

Harleysville Lake States Insurance Company

Harleysville Life Insurance Company

Harleysville Preferred Insurance Company

Harleysville Worcester Insurance Company

Jefferson National Financial Corporation

Jefferson National Securities Corporation

Lone Star General Agency, Inc.

National Casualty Company

Nationwide Advantage Mortgage Company

Nationwide Affinity Insurance Company of America

Nationwide Agent Risk Purchasing Group. Inc.

Nationwide Agribusiness Insurance Company

Nationwide Assurance Company

Nationwide Cash Management Company

Nationwide Corporation

Nationwide Financial Assignment Company

Nationwide Financial General Agency, Inc.

Nationwide Financial Services, Inc.

Nationwide General Insurance Company

Nationwide Indemnity Company

Nationwide Insurance Company of America

Nationwide Insurance Company of Florida

Nationwide Investment Services Corporation

Nationwide Life and Annuity Ins. Company

Nationwide Life Insurance Company

Nationwide Lloyds

Nationwide Property & Casualty Ins. Company

Nationwide Retirement Solutions, Inc.

Nationwide Sales Solutions, Inc.

Nationwide Trust Company, FSB

NBS Insurance Agency, Inc.

NFS Distributors, Inc.

Registered Investment Advisors Services, Inc.

Retention Alternatives SAC Ltd.

Scottsdale Indemnity Company

Scottsdale Insurance Company

Scottsdale Surplus Lines Insurance Company

THI Holdings (Delaware), Inc.

Titan Insurance Company

Titan Insurance Services, Inc.

Veterinary Pet Insurance Company

Victoria Fire & Casualty Company

Victoria Select Insurance Company

VPI Services, Inc.

The method of allocation among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code as of December 31, 2022 and 2021.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

In August 2022, the Inflation Reduction Act of 2022 (“Act”) was passed by the U.S. Congress and signed into law. The Act includes a new Federal corporate alternative minimum tax (“CAMT”), effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an applicable corporation. A corporation is an applicable corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1.0 billion. For a group of related entities, the $1.0 billion threshold is determined on a group basis, and the group’s AFS is generally treated as the AFS for all separate taxpayers in the group. Except under limited circumstances, once a corporation is an applicable corporation, it is an applicable corporation in all future years.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

An applicable corporation is not automatically subject to a CAMT liability. The corporation’s tentative CAMT liability is equal to 15% of its adjusted AFSI, and CAMT is payable to the extent the tentative CAMT liability exceeds regular corporate income tax. However, any CAMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of CAMT.

The Company comprises a controlled group of corporations and has determined that it likely will be an applicable corporation in 2023. In making such determination, the group has made certain interpretations of, and assumptions regarding, the CAMT provisions of the Act. The U.S. Treasury Department is expected to issue guidance throughout 2023 that may differ from the group’s interpretations and assumptions and that could alter the group’s determination.

In accordance with INT 22-02: Third Quarter 2022 through First Quarter 2023 Reporting of the Inflation Reduction Act - Corporate Alternative Minimum Tax, the Company did not include an estimate of the impacts of the CAMT because a reasonable estimate cannot be made as of December 31, 2022.

For the year ended December 31, 2022, the Act did not impact the Company’s total tax expense.

(9)	Short-Term Debt and FHLB Funding Agreements

Short-Term Debt

The Company is a party of a $750 million revolving variable rate credit facility agreement. The Company had no amounts outstanding under the facility as of December 31, 2022 and 2021.

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to Effective Federal Funds Rate plus 0.18%. The Company had no amounts outstanding under this agreement as of December 31, 2022 and 2021.

In 2021, the Company terminated its commercial paper program, which had a limit of $750 million.

The terms of certain debt instruments contain various restrictive covenants, including, but not limited to, minimum statutory surplus defined in the agreements. The Company was in compliance with all covenants as of December 31, 2022 and 2021.

The amount of interest paid on short-term debt was immaterial in 2022, 2021 and 2020.

FHLB Funding Agreements

The Company is a member of the FHLB. Through its membership, the FHLB established the Company’s capacity for short-term borrowings and cash advances under the funding agreement program at up to 50% of total admitted assets.

The Company’s Board of Directors has authorized the issuance of funding agreements up to $4.0 billion to the FHLB, shared between the Company and NLAIC, in exchange for cash advances, which are collateralized by pledged securities. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. Membership requires the Company to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The Company has $20 million and $25 million in membership stock as of December 31, 2022 and 2021, respectively. As part of the agreement, the Company purchased and held an additional $139 million and $118 million in activity stock as of December 31, 2022 and 2021, respectively, which is included in stocks on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s liability for advances from the FHLB was $3.1 billion and $2.7 billion as of December 31, 2022 and 2021, respectively, which is included in future policy benefits and claims on the statutory statements of admitted assets, liabilities, capital and surplus. As of February 27, 2023, the Company’s Board of Directors has authorized the issuance of funding agreements up to $6.0 billion to the FHLB, an increase of $2.0 billion, shared between the Company and NLAIC.

The Company has agreements with the FHLB to provide financing for operations. These agreements, which were renewed in February 2023 and expire February 2, 2024, allow the Company access to borrow up to $1.1 billion. As of December 31, 2022 and 2021, the Company had no amounts outstanding under these agreements.

Bonds and mortgage loans with a carrying value of $4.6 billion (2.8% of total admitted assets) as of December 31, 2022 and $3.1 billion (1.7% of total admitted assets) as of December 31, 2021 were pledged as collateral under FHLB agreements and are included in bonds and mortgage loans on the statutory statements of admitted assets, liabilities, capital and surplus.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

(10)	Surplus Notes

The following table summarizes the carrying value of surplus notes issued by the Company to NFS, as of the dates indicated:

(in millions)
Date issued	Interest rate	Par value	Carrying value	Interest and/ or principal paid in current year	Total interest and/or principal paid	Unapproved interest and/or principal	Date of maturity
December 31, 2022 12/19/2001	7.50%	$300	$300	$22	$472	$-	12/31/2031
6/27/2002	8.15%	300	300	24	497	-	6/27/2032
12/23/2003	6.75%	100	100	6	125	-	12/23/2033
12/20/2019	4.21%	400	400	17	51	-	12/19/2059
Total		$1,100	$1,100	$69	$1,145	$-

December 31, 2021 12/19/2001	7.50%	$300	$300	$22	$450	$-	12/31/2031
6/27/2002	8.15%	300	300	25	473	-	6/27/2032
12/23/2003	6.75%	100	100	7	119	-	12/23/2033
12/20/2019	4.21%	400	400	17	34	-	12/19/2059
Total		$1,100	$1,100	$71	$1,076	$-

The surplus notes were issued in accordance with Section 3901.72 of the Ohio Revised Code. The principal and interest on these surplus notes shall not be a liability or claim against NLIC, or any of its assets, except as provided in Section 3901.72 of the Ohio Revised Code. The Department must approve interest and principal payments before they are paid.

(11)	Reinsurance

The Company has 100% coinsurance agreement with funds withheld with Eagle to cede specified GMDB and GLWB obligations provided under substantially all of the variable annuity contracts and certain fixed indexed annuity contracts issued and to be issued by NLIC. While the GMDB and GLWB contract riders are ceded by NLIC to Eagle, the base annuity contracts and any non-reinsured risks will be retained by NLIC. Amounts ceded to Eagle during 2022, 2021 and 2020 included premiums of $637 million, $607 million and $627 million, respectively, benefits and claims, net of third party reinsurance recoveries of $75 million, $8 million, and $23 million respectively, net investment earnings on funds withheld assets of $52 million, $40 million and $49 million, respectively, and an expense allowance for third party reinsurance premiums of $2 million, $1 million and $1 million, respectively. As of December 31, 2022 and 2021, the carrying value of the funds withheld assets recorded within funds held under coinsurance was $1.6 billion and $1.1 billion, respectively, which consists of bonds and cash equivalents that had a carrying value of $1.5 billion and $954 million, respectively, and mortgage loans that had a carrying value of $95 million and $98 million, respectively. As of December 31, 2022 and 2021, the Company’s reserve credit for guaranteed benefits ceded under the reinsurance agreements was $253 million and $50 million, respectively. Amounts payable to Eagle related to the reinsurance agreements were $424 million and $204 million as of as of December 31, 2022 and December 31, 2021, respectively.

The Company has a reinsurance agreement with NMIC whereby nearly all of the Company’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of the Company’s agreement, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the Company, as the original insurer, from its primary obligation to the policyholder. Amounts ceded to NMIC include revenues of $287 million, $281 million and $281 million for the years ended December 31, 2022, 2021 and 2020, respectively, while benefits, claims and expenses ceded were $267 million, $257 million and $260 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

The Company has an intercompany reinsurance agreement with NLAIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are assumed on a modified coinsurance basis. Under modified coinsurance agreements, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under terms of the agreement, the Company bears the investment risk associated with changes in interest rates. Risk of asset default remains with NLAIC, and the Company pays a fee to NLAIC for the retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts assumed from NLAIC are included in the Company’s statutory statement of operations for 2022, 2021 and 2020 and include premiums of $10 million, $10 million and $12 million, respectively, net investment income of $35 million, $42 million and $46 million, respectively, and benefits, claims and other expenses of $161 million, $147 million and $171 million, respectively. The reserve adjustment for 2022, 2021 and 2020 of $(161) million, $(151) million and $(172) million, respectively, represents changes in reserves related to this fixed block of business, offset by investment earnings on the underlying assets. Policy reserves under this agreement totaled $859 million and $985 million as of December 31, 2022 and 2021, respectively, and amounts payable related to this agreement were $14 million and $8 million for the years ended December 31, 2022 and 2021, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby certain variable universal life insurance, whole life insurance and universal life insurance policies are assumed on a modified coinsurance basis. Total policy reserves under this treaty were $33 million and $35 million as of December 31, 2022 and 2021, respectively. Total premiums assumed under this treaty were $12 million, $12 million and $8 million during 2022, 2021 and 2020, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby a certain life insurance contract is assumed on a 100% coinsurance basis. Policy reserves assumed under this agreement totaled $156 million and $155 million as of December 31, 2022 and 2021, respectively.

The Company has entered into reinsurance contracts to cede a portion of its individual annuity and life insurance business to unrelated reinsurers. Total reserve credits taken as of December 31, 2022 and 2021 were $345 million and $382 million, respectively. The three largest contracts are with Security Benefit Life Insurance Company (“SBL”), Scottish Re Group Limited (“SRG”), in Rehabilitation, and Security Life of Denver Life Insurance Company (“SLD”) as of December 31, 2022. Total reserve credits taken on these contracts as of December 31, 2022 and 2021 totaled $94 million and $96 million for each year, respectively, from SBL, $23 million and $25 million, respectively, from SRG, and $22 million and $21 million, respectively, from SLD. The ceding of risk does not relieve the Company, as the original insurer, from its primary obligation to the policyholder. Under the terms of the contracts, SBL and SRG, in Rehabilitation, have established trusts as collateral for the recoveries, whereby the trust assets are invested in investment grade securities, the fair value of which must at all times be greater or equal to 100% of the reinsured reserves.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

(12)	Transactions with Affiliates

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, office space cost sharing arrangements, and agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, several benefit plans sponsored by NMIC are available to Nationwide employees, for which the Company has no legal obligations. Measures used to determine the allocation among companies includes individual employee estimates of time spent, special cost studies, the number of full-time employees and other methods agreed to by the participating companies.

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provided data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. As of January 1, 2022 NSC merged into NNOV8, LLC, a subsidiary of NMIC, and all services going forward were provided by NMIC. For the year ended December 31, 2022, the Company was allocated costs from NMIC totaling $285 million. For the years ended 2021 and 2020, the Company was allocated costs from NMIC and NSC totaling $288 million and $281 million, respectively.

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $3.7 billion and $3.8 billion as of December 31, 2022 and 2021, respectively. Total revenues from these contracts were $127 million, $121 million and $122 million for the years ended December 31, 2022, 2021 and 2020, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances were $87 million, $113 million and $115 million for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company may underwrite insurance policies for its officers, directors, and/or other personnel providing services to the Company. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Under the enterprise cost sharing agreement, the Company has a cost sharing arrangement with NMIC to occupy office space. For the years ended December 31, 2022, 2021 and 2020, the Company was allocated costs from NMIC of $12 million, $12 million and $13 million, respectively.

The Company receives an annual fee payable from the Tax Credit Funds, for which it is a guarantor and Managing Member, for its services in connection with the oversight of the performance of the Investee Partnerships and the compliance by their managing members and managing agents thereof with the provisions of the various operating level agreements and applicable laws. The Company earned $3 million, $3 million, and $2 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Funds of Nationwide Funds Group (“NFG”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2022 and 2021, customer allocations to NFG funds totaled $63.0 billion and $76.8 billion, respectively. For the years ended December 31, 2022, 2021 and 2020, NFG paid the Company $242 million, $265 million and $229 million, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $1.0 billion and $509 million as of December 31, 2022 and 2021, respectively. As of December 31, 2022 and 2021, amounts on deposit with NCMC were comprised of $883 million and $483 million, respectively, of cash equivalents, with remaining amounts in short-term investments.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the years ended December 31, 2022, 2021 and 2020 was $112 million, $74 million and $69 million, respectively.

The Company provides financing to Nationwide Realty Investors, LTD, a subsidiary of NMIC with interest rates ranging from 3.6% to 4.9% and maturity dates ranging from June 2023 to July 2041. As of December 31, 2022 and 2021, the Company had mortgage loans outstanding of $338 million and $358 million, respectively.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities from the buyer at the original sales price plus interest. As of December 31, 2022 and 2021, the Company had no outstanding borrowings from affiliated entities under such agreements. During 2022 and 2021, there were no outstanding borrowings from affiliated entities at any given time. The amount the Company incurred for interest expense on intercompany repurchase agreements during 2022, 2021 and 2020 were immaterial.

During 2022, the Company received capital contributions of $310 million from NFS. On March 15, 2023, the Company received an additional capital contribution of $30 million from NFS.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

During 2022, 2021 and 2020, the Company paid capital contributions of $800 million, $400 million and $500 million, respectively, to NLAIC. In addition, the Company contributed $60 million to NLAIC in connection with the January 1, 2022 merger of HLIC.

The company has an unsecured promissory note and revolving line of credit with JNLNY whereby JNLNY can borrow up to $5 million. No amounts have been drawn on the note as of December 31, 2022 or through the subsequent event date.

Pursuant to financial support agreements, the Company has agreed to provide NLAIC and JNL with the minimum capital and surplus required by each state in which NLAIC and JNL does business. These agreements do not constitute the Company as guarantor of any obligation or indebtedness of NLAIC or JNL or provide any creditor of NLAIC or JNL with recourse to or against any of the assets of the Company.

Eagle’s surplus position is evaluated quarterly to determine if an additional surplus contribution is required from the Company or if a distribution to the Company can be declared as of each quarter end.

During 2022, the Company made surplus contributions to Eagle. On June 30, 2022 and July 19, 2022, the Company made surplus contributions to Eagle of $225 million and $1 million, respectively.

During 2022 and 2021 Eagle declared distributions to the Company based on their earned surplus position. On February 10, 2023, the Company received a total distribution of $332 million that was declared on December 30, 2022 and consisted of a return of contributed surplus of $221 million and a dividend of $111 million. The return of contributed surplus receivable was recorded in other invested assets and the dividend receivable was recorded in investment income due and accrued as of December 31, 2022. On November 10, 2022, the Company received a return of contributed surplus distribution of $5 million that was declared on September 30, 2022. On May 10, 2022, the Company received a dividend distribution of $19 million that was declared on March 31, 2022. On February 10, 2022, the Company received a dividend distribution of $168 million that was declared on December 31, 2021. The dividend receivable was recorded in accrued investment income as of December 31, 2021. On November 10, 2021, the Company received a dividend distribution of $45 million that was declared on September 30, 2021. On August 10, 2021, the Company received a dividend distribution of $20 million that was declared on June 30, 2021. On May 10, 2021, the Company received a dividend distribution of $191 million that was declared on March 31, 2021.

On December 22, 2021, the Company and NLAIC entered into a short-term loan where NLAIC borrowed $80 million from the Company. NLAIC repaid the short-term loan in full on January 4, 2022.

In March 2022, the Company executed a $850 million unsecured promissory note and revolving line of credit agreement with Nationwide SBL, LLC (“NWSBL”), an affiliate, at an interest rate of 1-month LIBOR plus 1.25% with a maturity date of March 1, 2023. As of December 31, 2022 NWSBL had outstanding borrowings of $168 million. During 2023, additional draws increased the outstanding balance to $198 million as of February 28, 2023. On March 1, 2023, the current $198 million balance was repaid and a replacement agreement was entered into with a draw amount of $198 million at an interest rate of 1-month SOFR plus 0.9% and a maturity date of February 28, 2024. On March 14, 2023, an additional draw of $25 million increased the outstanding balance to $223 million.

During 2022, the Company and NMIC entered into unsecured promissory note agreements. On August 11, 2022, NMIC borrowed $50 million from the Company and subsequently repaid the note in full on August 15, 2022. On September 8, 2022, NMIC borrowed $150 million from the Company and subsequently repaid the note in full on September 15, 2022.

During 2020, the Company sold securities of $59 million to Nationwide Mutual Fire Insurance Company for cash, which resulted in a realized loss of $2 million.

The Company utilizes the look-through approach in valuing its investment in Nationwide Real Estate Investors (NLIC), LLC (“NW REI (NLIC)”), a subsidiary of NMIC, at $140 million and $71 million as of December 31, 2022 and 2021, respectively. NW REI (NLIC)’s financial statements are not audited and the Company has limited the value of its investment in NW REI (NLIC) to the value contained in the audited statutory financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of the NW REI (NLIC), which are required under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in NW REI (NLIC), if not already recorded in the financial statements of NW REI (NLIC).

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

(13)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Guarantees

In accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, for all guarantees made to or on behalf of wholly-owned subsidiaries, no initial liability recognition has been made and there is no net financial statement impact related to these guarantees.

The contractual obligations under NLAIC’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988 are guaranteed by the Company. Total SPDA contracts affected by this guarantee in force were approximately $7 million as of December 31, 2022 and 2021.

The Company has guaranteed the obligations and liabilities of NISC, including, without limitation, the full and prompt payment of all accounts payable to any party now or in the future. If for any reason NISC fails to satisfy any of its obligations, the Company will cause such obligation, loss or liability to be fully satisfied.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements

(14)	Regulatory Risk-Based Capital, Dividend Restrictions and Unassigned Surplus

The NAIC Risk-Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where the Company is domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented.

The State of Ohio insurance laws require insurers to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (i) 10% of statutory-basis capital and surplus as of the prior December 31 or (ii) the statutory-basis net income of the insurer for the prior year. No dividends were paid by the Company to NFS for the years ended December 31, 2022 and 2020. In March 2021, the Company paid an ordinary dividend of $550 million to NFS. The Company’s statutory capital and surplus as of December 31, 2022, was $10.2 billion and statutory net income for 2022 was $974 million. As of January 1, 2023, the Company has the ability to pay dividends to NFS totaling $1.0 billion without obtaining prior approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned capital and surplus. Earned capital and surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder capital and surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its stockholders.

The Company currently does not expect such regulatory requirements to impair the ability to pay operating expenses and dividends in the future.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I     Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2022:

(in millions)	Column A	Column B	Column C	Column D
	Type of investment	Cost	Fair value	Amount at which is shown in the statutory statements of admitted assets, liabilities, capital and surplus
	Bonds:
	U.S. Treasury securities and obligations of U.S. government corporations	$1	$1	$1
	U.S. government and agencies	115	116	115
	Obligations of states and political subdivisions	3,604	3,244	3,604
	Foreign governments	279	251	279
	Public utilities	4,269	3,752	4,229
	All other corporate, mortgage-backed and asset-backed securities	32,082	29,046	31,980
	Total fixed maturity securities	$40,350	$36,410	$40,208
	Equity securities:
	Common Stocks:
	Banks, trust and insurance companies	68	58	58
	Industrial, miscellaneous and all other	187	181	181
	Nonredeemable preferred stocks	33	32	31
	Total equity securities[1]	$288	$271	$270
	Mortgage loans[2]	8,402		8,363
	Short-term investments	1,621		1,621
	Policy loans	934		933
	Other long-term investments[3]	2,023		2,023
	Total invested assets	$53,618		$53,418
1	Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $3.4 billion are excluded.
2	Difference from Column B is attributable to valuation allowances on mortgage loans (see Note 5 to the audited statutory financial statements).
3

Includes derivatives, securities lending reinvested collateral assets and other invested assets. Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $200 million are excluded.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III    Supplementary Insurance Information

As of December 31, 2022, 2021 and 2020 and for each of the years then ended (in millions):

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims and loss expenses	Unearned premiums[2]	Other policy claims and benefits payable[2]	Premium revenue
2022
Life Insurance		$5,353			$415
Annuities		10,641			6,457
Retirement Solutions		21,818			4,398
Corporate Solutions and Other		7,670			3,265
Total		$45,482			$14,535
2021
Life Insurance		$5,306			$425
Annuities		8,026			6,686
Retirement Solutions		22,446			4,377
Corporate Solutions and Other		6,721			1,176
Total		$42,499			$12,664
2020
Life Insurance		$5,204			$394
Annuities		7,837			3,443
Retirement Solutions		22,362			5,939
Corporate Solutions and Other		5,599			861
Total		$41,002			$10,637

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income[3]	Benefits, claims, losses and settlement expenses[4]	Amortization of deferred policy acquisition costs[1]	Other operating expenses	Premiums written
2022
Life Insurance	$261	$730		$105
Annuities	346	11,154		136
Retirement Solutions	860	5,895		120
Corporate Solutions and Other	552	1,519		174
Total	$2,019	$19,298		$535
2021
Life Insurance	$254	$311		$107
Annuities	337	9,489		41
Retirement Solutions	861	6,895		122
Corporate Solutions and Other	779	1,304		169
Total	$2,231	$17,999		$439
2020
Life Insurance	$247	$772		$123
Annuities	338	7,539		55
Retirement Solutions	843	8,258		131
Corporate Solutions and Other	679	717		135
Total	$2,107	$17,286		$444
1	Deferred policy acquisition costs and amortization of deferred policy acquisition costs are not applicable for statutory basis of accounting.
2	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
3

Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates and reported segment operating results would change if different methods were applied.

4	Benefits to policyholders and beneficiaries, increase in reserves for future policy benefits and claims and commissions are included in Column H amounts.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV     Reinsurance

As of December 31, 2022, 2021 and 2020 and each of the years then ended:

(in millions)
Column A	Column B	Column C	Column D	Column E
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount
2022
Life insurance in force	$145,173	$(29,598)	$605	$116,180
Premiums:
Life Insurance[1]	$3,473	$(144)	$12	$3,341
Accident and health insurance	425	(424)	-	1
Total	$3,898	$(568)	$12	$3,342
2021
Life insurance in force	$144,115	$(29,120)	$653	$115,648
Premiums:
Life Insurance[1]	$1,624	$(140)	$12	$1,496
Accident and health insurance	445	(444)	-	1
Total	$2,069	$(584)	$12	$1,497
2020
Life insurance in force	$146,855	$(31,055)	$686	$116,486
Premiums:
Life Insurance[1]	$1,378	$(133)	$8	$1,253
Accident and health insurance	441	(440)	-	1
Total	$1,819	$(573)	$8	$1,254
1	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment and universal life insurance products.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V     Valuation and Qualifying Accounts

Years ended December 31, 2022, 2021 and 2020:

(in millions)
Column A	Column B	Column C	Column D	Column E
	Balance at	Charged to		Balance at
	beginning	costs and		end of
Description	of period	expenses	Deductions[1]	period
2022
Valuation allowances - mortgage loans	$43	$(5)	$-	$38

2021
Valuation allowances - mortgage loans	$48	$(4)	$(1)	$43

2020
Valuation allowances - mortgage loans	$34	$14	$-	$48
1	Amounts generally represent recoveries, payoffs and sales.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.